File No. 333-59239       CIK #896570

                       Securities and Exchange Commission
                           Washington, D.C. 20549

                                 Post-Effective
                               Amendment No. 7 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

           Insured Municipals Income Trust, 238th Insured Multi-Series
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                           1221 Avenue of the Americas
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER LLP
  Attention: Amy R. Doberman                          Attention: Mark J. Kneedy
  1221 Avenue of the Americas                         111 West Monroe Street
  New York, New York 10020                            Chicago, Illinois 60603

               (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on January 24, 2006 pursuant to paragraph (b) of Rule 485.


                           238TH INSURED MULTI-SERIES
IM-IT/403

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND
   This series of Insured Municipals Income Trust-Insured Multi-Series (the "Fund") consists of underlying separate unit investment trusts described above. The Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securitiesissued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                 The Date of this Prospectus is January 24, 2006


                                   Van Kampen


       VAN KAMPEN
       INVESTMENTS
       SHINE

           INSURED MUNICIPALS INCOME TRUST, 238TH INSURED MULTI-SERIES
                   Summary of Essential Financial Information
                             As of November 2, 2005
                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                          Trustee: The Bank of New York

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                               IM-IT
                                                                                                               Trust
                                                                                                          --------------
General Information
Principal Amount (Par Value) of Securities.............................................................   $    8,285,000
Number of Units........................................................................................            8,238
Fractional Undivided Interest in Trust per Unit........................................................          1/8,238
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio...................................................   $ 8,133,075.85
      Aggregate Bid Price of Securities per Unit.......................................................   $       987.26
      Sales charge 5.485% (5.20% of Public Offering Price excluding principal cash) for the IM-IT Trust   $        54.16
      Principal Cash per Unit..........................................................................   $         1.84
      Public Offering Price per Unit (1)...............................................................   $     1,043.26
Redemption Price per Unit..............................................................................   $       989.10
Excess of Public Offering Price per Unit over Redemption Price per Unit...............................    $        54.16
Minimum Value of the Trust under which Trust Agreement may be terminated...............................   $ 1,786,000.00
Annual Premium on Portfolio Insurance..................................................................   $           --
Evaluator's Annual Evaluation Fee (3)..................................................................   $        3,115
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit........................................................   $        47.40
      Less: Estimated Annual Expense excluding Insurance...............................................   $         2.03
      Less: Annual Premium on Portfolio Insurance......................................................   $           --
      Estimated Net Annual Interest Income per Unit....................................................   $        45.37
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income.............................................................   $        45.37
      Divided by 12....................................................................................   $         3.78
Estimated Daily Rate of Net Interest Accrual per Unit..................................................   $       .12603
Estimated Current Return Based on Public Offering Price (2)............................................             4.36%
Estimated Long-Term Return (2).........................................................................             4.08%

--------------------------------------------------------------------------------

(1) Plus accrued interest to the date of settlement (three business days after purchase) of $3.40 for the IM-IT Trust.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

(4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.

             Summary of Essential Financial Information (continued)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  October 22, 1998
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit


Record and Computation Dates............   TENTH day of the month as follows:
                    monthly - each month; semi-annual - June and December for the IM-IT Trust.

Distribution Dates......................   TWENTY-FIFTH day of the month as
                    follows: monthly - each month; semi-annual - June and December for the IM-IT Trust.

Trustee's Annual Fee....................   $.91 and $.51 per $1,000 principal
                    amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

                                    PORTFOLIO
   As of September 30, 2005, the Insured Municipals Income Trust, Series 403
consists of 11 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General
Obligation, 2 (12%); Health Care, 3 (31%); Higher Education, 2 (24%); Public
Building, 2 (18%); Public Education, 1 (10%) and Retail Electric/Gas, 1 (5%).
The portfolio consists of 11 Bond issues in 7 states and the District of
Columbia. See "Portfolio" herein.
                              PER UNIT INFORMATION
                                                1999 (1)         2000           2001           2002           2003
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $      829.47  $      845.97 $      937.23  $      991.82
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      829.47  $      845.97  $      937.23 $      991.82  $      981.70
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       37.41  $       45.63  $       45.70 $       45.40  $       45.71
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $    (126.70)  $       17.00  $       91.29 $       54.46  $     (10.40)
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       39.48  $       45.44  $       45.45 $       45.29  $       45.59
      Semiannual...........................   $       28.40  $       45.89  $       45.89 $       45.72  $       46.01
Units outstanding at end of period.........           8,836          8,761          8,705         8,653          8,642

--------------------------------------------------------------------------------

(1)  For the period from October 22, 1998 (date of deposit) through September
     30, 1999.

(2)  Unitholders may elect to receive distributions on a monthly or semi-annual basis.
                        PER UNIT INFORMATION (continued)
                                                                                               2004           2005
                                                                                          -------------  -------------
Net asset value per Unit at
   beginning of period..................................................................  $      981.70  $      988.95
                                                                                          =============  =============
Net asset value per Unit at
   end of period........................................................................  $      988.95  $    1,005.13
                                                                                          =============  =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)...................................................  $       45.79  $       45.82
                                                                                          =============  =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period).......................................................  $          --  $        1.05
                                                                                          =============  =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period).......................................................................  $        6.63  $       16.19
                                                                                          =============  =============
Distributions of investment income by
   frequency of payment (2)
      Monthly...........................................................................  $       45.67  $       45.61
      Semiannual........................................................................  $       46.08  $       46.05
Units outstanding at end of period......................................................          8,530          8,238

--------------------------------------------------------------------------------

(1)  For the period from October 22, 1998 (date of deposit) through September
     30, 1999.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Insured Municipals Income Trust, 238th Insured Multi-Series:
   We have audited the accompanying statement of condition (including the analysis of net assets) and the related portfolio of Insured Municipals Income Trust, 238th Insured Multi-Series (IM-IT Trust) as of September 30, 2005, and the related statements of operations and changes in net assets for each of the three years ended September 30, 2005. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee and Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of obligations owned at September 30, 2005 by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust, 238th Insured Multi-Series (IM-IT Trust) as of September 30, 2005, and the results of operations and changes in net assets for each of the three years ended September 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   November 11, 2005

           INSURED MUNICIPALS INCOME TRUST, 238TH INSURED MULTI-SERIES
                             Statement of Condition
                               September 30, 2005
                                                                                                               IM-IT
                                                                                                               Trust
                                                                                                            -----------
   Trust property
      Cash  ..............................................................................................  $        --
      Tax-exempt securities at market value, (cost $7,828,553) (note 1)...................................    8,223,905
      Accrued interest....................................................................................      121,828
      Receivable for securities sold......................................................................           --
                                                                                                            -----------
                                                                                                            $ 8,345,733
                                                                                                            ===========
   Liabilities and interest to Unitholders
      Cash overdraft......................................................................................  $    65,433
      Redemptions payable.................................................................................           --
      Interest to Unitholders.............................................................................    8,280,300
                                                                                                            -----------
                                                                                                            $ 8,345,733
                                                                                                            ===========

                             Analysis of Net Assets

   Interest of Unitholders (8,238 Units of fractional undivided interest outstanding)
      Cost to original investors of 8,900 Units (note 1)..................................................  $ 8,900,000
         Less initial underwriting commission (note 3)....................................................      436,069
                                                                                                            -----------
                                                                                                              8,463,931
         Less redemption of Units (662 Units).............................................................      628,620
                                                                                                            -----------
                                                                                                              7,835,311
      Undistributed net investment income
         Net investment income............................................................................    2,743,103
         Less distributions to Unitholders................................................................    2,701,874
                                                                                                            -----------
                                                                                                                 41,229
      Realized gain (loss) on Bond sale or redemption.....................................................       17,279
      Unrealized appreciation (depreciation) of Bonds (note 2)............................................      395,352
      Distributions to Unitholders of Bond sale or redemption proceeds....................................       (8,871)
                                                                                                            -----------
            Net asset value to Unitholders................................................................  $ 8,280,300
                                                                                                            ===========
   Net asset value per Unit (Units outstanding of 8,238)..................................................  $  1,005.13
                                                                                                            ===========


        The accompanying notes are an integral part of these statements.

                   INSURED MUNICIPALS INCOME TRUST, SERIES 403
                            Statements of Operations
                            Years ended September 30,
                                                                                     2003         2004         2005
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   411,453  $   408,586  $   400,766
      Expenses
         Trustee fees and expenses.............................................        11,661       11,705       11,710
         Evaluator fees........................................................         3,130        3,133        3,115
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         1,255          913        1,279
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        16,046       15,751       16,104
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       395,407      392,835      384,662
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        21,831      116,925      313,362
      Cost.....................................................................        19,681      112,266      300,126
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         2,150        4,659       13,236
   Net change in unrealized appreciation (depreciation) of Bonds...............       (89,902)      56,533      133,414
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   307,655  $   454,027  $   531,312
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
                            Years ended September 30,

                                                                                     2003         2004         2005
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   395,407  $   392,835  $   384,662
      Realized gain (loss) on Bond sale or redemption..........................         2,150        4,659       13,236
      Net change in unrealized appreciation (depreciation) of Bonds............       (89,902)      56,533      133,414
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       307,655      454,027      531,312
   Distributions to Unitholders from:
      Net investment income....................................................      (395,263)    (393,089)    (385,947)
      Bonds sale or redemption proceeds........................................            --           --       (8,871)
      Redemption of Units......................................................       (10,786)    (109,003)    (291,944)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       (98,394)     (48,065)    (155,450)
   Net asset value to Unitholders
      Beginning of period......................................................     8,582,209    8,483,815    8,435,750
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $42,768, $42,514 and $41,229, respectively)...........................   $ 8,483,815  $ 8,435,750  $ 8,280,300
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.

238TH INSURED MULTI-SERIES
INSURED MUNICIPALS INCOME TRUST                                                     PORTFOLIO AS OF SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     830,000  Munster, Indiana, School Building Corporation, Revenue
                         Refunding Bonds, First Mortgage (FSA Insured)                    2008 @ 101
                         4.750% Due 01/05/21                                     AAA      2019 @ 100 S.F. $    845,322
----------------------------------------------------------------------------------------------------------------------
   B           705,000  Illinois, Health Facilities Authority, Revenue Bonds (Loyola
                         University Health System) Series A (MBIA Insured)                2007 @ 101
                         5.000% Due 07/01/24                                     AAA      2019 @ 100 S.F.      727,532
----------------------------------------------------------------------------------------------------------------------
   C           450,000  District of Columbia, Revenue Bonds (American Association
                         for the Advancement of Science Issue) Series 1997
                         (AMBAC Assurance Insured)                                        2008 @ 102
                         5.125% Due 01/01/27                                     AAA      2017 @ 100 S.F.      471,024
----------------------------------------------------------------------------------------------------------------------
   D           430,000  Long Island Power Authority, New York, Electric System
                         Revenue Capital Appreciation Bonds, Series A
                         (FSA Insured)
                         0.000% Due 12/01/27                                     AAA                           154,864
----------------------------------------------------------------------------------------------------------------------
   E           895,000  Iowa, Finance Authority, Hospital Facility Revenue Bonds
                         (Iowa Health System) Series A (MBIA Insured)                     2008 @ 102
                         5.125% Due 01/01/28                                     AAA      2008 @ 102 P.R.      957,641
----------------------------------------------------------------------------------------------------------------------
   F           475,000  Chicago, Illinois, Lakefront Millennium Project, Parking
                         Facilities, Limited Tax-General Obligation Bonds,
                         Series 1998 (MBIA Insured)                                       2009 @ 102
                         5.125% Due 01/01/28                                     AAA      2024 @ 100 S.F.      491,302
----------------------------------------------------------------------------------------------------------------------
   G         1,000,000  Washington D.C., Convention Center Authority, Dedicated
                         Tax Revenue Bonds, Senior Lien, Series 1998 (AMBAC
                         Assurance Insured)                                               2008 @ 100
                         4.750% Due 10/01/28                                     AAA      2022 @ 100 S.F.    1,002,770
----------------------------------------------------------------------------------------------------------------------
   H         1,000,000  Rhode Island, Health and Educational Building Corporation,
                         Higher Education Facility (Roger Williams College)
                         Revenue Bonds (AMBAC Assurance Insured)                          2008 @ 102
                         5.000% Due 11/15/28                                     AAA      2025 @ 100 S.F.    1,027,210
----------------------------------------------------------------------------------------------------------------------
   I           500,000  King County, Washington, Limited Tax-General Obligation
                         Refunding Bonds (Payable From Sewer Revenues)
                         Series 1998B (MBIA Insured)                                      2008 @ 101
                         5.000% Due 01/01/30                                     AAA      2025 @ 100 S.F.      509,870
----------------------------------------------------------------------------------------------------------------------
   J         1,000,000  Michigan, Hospital Finance Authority, Oakwood Obligated
                         Group, Revenue Refunding Bonds, Series A
                         (FSA Insured)                                                    2008 @ 101
                         5.000% Due 08/15/31                                     AAA      2027 @ 100 S.F.    1,021,620
----------------------------------------------------------------------------------------------------------------------
   K         1,000,000  Washington State University, Recreation Center, Revenue
                         Bonds, Series 1998 (AMBAC Assurance Insured)                     2008 @ 101
                         5.000% Due 04/01/32                                     AAA      2029 @ 100 S.F.    1,014,750
         -------------                                                                                    ------------
         $   8,285,000                                                                                    $  8,223,905
         =============                                                                                    ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of this statement.

           INSURED MUNICIPALS INCOME TRUST, 238TH INSURED MULTI-SERIES
                          Notes to Financial Statements
                        September 30, 2003, 2004 and 2005

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (IM-IT) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (October 22, 1998). Since the valuation is based upon the bid prices, the Trust (IM-IT) recognized a downward adjustment of $40,425 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended September 30, 1999.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in the Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the Trust has been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

NOTE 2 - PORTFOLIO (continued)
   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at September 30, 2005 is as follows:

   Unrealized Appreciation         $   395,352
   Unrealized Depreciation                  --
                                   -----------
                                   $   395,352
                                   ===========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During each of the three years ended September 30, 2005, 11 Units, 112 Units and 292 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS

IM-IT/403
                                                        2004           2005
                                                    ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period....        $      981.70  $      988.95
                                                    ------------   ------------
   Income from investment operations:
      Net investment income................                45.76          45.67
      Net realized and unrealized gain (loss)
         on investment transactions (a)....                 7.28          17.38
                                                    ------------   ------------
   Total from investment operations........                53.04          63.06
                                                    ------------   ------------
Distributions to Unitholders from:
   Net investment income...................               (45.79)        (45.82)
   Bond sale and redemption proceeds.......                   --          (1.05)
                                                    ------------   ------------
   Total distributions to Unitholders......               (45.79)        (46.87)
                                                    ------------   ------------
   Net asset value, end of period..........        $      988.95  $    1,005.13
                                                    ============   ============
Total Return:..............................                 5.56%          6.50%
Ratios as a Percentage of Average Net Assets:
   Expenses................................                 0.19%          0.19%
   Net investment income...................                 4.69%          4.58%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.


                                                                       IMSPRO238


                               PROSPECTUS PART II

                                 SEPTEMBER 2005

                         INSURED MUNICIPALS INCOME TRUST

                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                          VAN KAMPEN FOCUS PORTFOLIOS,
                                MUNICIPAL SERIES

                             VAN KAMPEN UNIT TRUSTS,
                                MUNICIPAL SERIES



                   A convenient way to invest in a diversified
                     portfolio of tax-exempt municipal bonds



                       This prospectus contains two parts.

          No one may use this Prospectus Part II unless accompanied by
                               Prospectus Part I.

       YOU SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.



         VAN KAMPEN
         INVESTMENTS
         SHINE




THE TRUSTS
--------------------------------------------------------------------------------

         THE FUND. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series or Van Kampen Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York, as Trustee, or their predecessors.

         The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers, the interest earned on the bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds or bonds that are insured under a portfolio insurance policy are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, Long-Term State and National Quality Trusts. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

         On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

         The portfolio of any IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for bonds in any IM-IT Laddered Series, IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, Strategic Municipal Trust Intermediate Series, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 10 to 30 years, 12 to 15 years, 5 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

         Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

         OBJECTIVES AND BOND SELECTION. The objectives of a Trust are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

         In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the bonds was not less than "BBB-" ("A-" for Quality Trusts), or the Moody's Investors Service, Inc. ("Moody's") rating of the bonds was not less than "Baa3" ("A3" for the Quality Trusts), including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the diversification of bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Fund Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

         THE BONDS. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

         General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

         Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds:

         Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

         Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

         Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

         Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

         Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

         Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

         Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

         Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

         Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

         Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

         Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

         Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

         Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

         Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

         Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

         Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

         Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

         MORE ABOUT THE BONDS. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

         Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

         RISK FACTORS. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

         Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

         Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

         Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

         Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay.

         Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

         Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

         Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

         Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

         Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

         NO FDIC GUARANTEE. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

         The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

         GENERAL. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

         The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life (ELTR Life) of a Trust's portfolio:


            ELTR LIFE       SALES CHARGE         ELTR LIFE          SALES CHARGE         ELTR LIFE          SALES CHARGE
       ------------------  --------------   -------------------   --------------    -------------------   --------------
        1                       1.010%      8                         3.627%        15                        5.042%
        2                       1.523       9                         4.167         16                        5.152
        3                       2.041      10                         4.384         17                        5.263
        4                       2.302      11                         4.603         18                        5.374
        5                       2.564      12                         4.712         19                        5.485
        6                       2.828      13                         4.822         20                        5.597
        7                       3.093      14                         4.932   21 to 30                        5.708

         For purposes of computation of the estimated long-term return life, bonds will be deemed to mature on their expressed maturity dates unless: (a) the bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or (b) the bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of bonds with 15 years to maturity would be 4.80%. The sales charges in the table above do not apply to IM-IT Discount Trusts. The applicable secondary market sales charges for an IM-IT Discount Trust are set forth in the applicable Prospectus Part I.

         REDUCING YOUR SALES CHARGE. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

         Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed ("Fee Accounts"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

         Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession.

         OFFERING PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.5%-1% more than the bid price.

         The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

         The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

         A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

         ACCRUED INTEREST

         Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

         Purchased and Accrued Interest. Added to the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

         Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

         Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

         UNIT DISTRIBUTION. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

         SPONSOR COMPENSATION. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

         Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

         MARKET FOR UNITS. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

         DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

         Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

         Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

         REINVESTMENT OPTION. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor.

         After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option
(PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

         REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

         Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

         UNITS. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

         REPORTS PROVIDED. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent registered public accountanting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

         Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

         The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event
(a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

         Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

         THE SPONSOR. Van Kampen Funds Inc. is the Sponsor of the Trusts. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2005. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of June 30, 2005, the total stockholders' equity of Van Kampen Funds Inc. was $244,449,453

         Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

         If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

         TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

         PORTFOLIO ADMINISTRATION. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

         REPLACEMENT BONDS. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

         AMENDMENT OF TRUST AGREEMENT. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

         TERMINATION OF TRUST AGREEMENT. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

         LIMITATION ON LIABILITIES. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

         This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

         ASSETS OF THE TRUST. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

         TRUST STATUS. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

         EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel, have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction. "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

         YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, also treats certain capital gains as ordinary income in special situations.

         DISCOUNT, ACCRUED INTEREST AND PREMIUM ON BONDS. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         EXCHANGES. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

         LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

         ARIZONA RISK FACTORS. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Arizona Trust,special counsel to the Trust for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions to the effect that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of special counsel to the Trust, under then existing Arizona law, and based on the assumptions set forth above:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

         To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for Federal tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax. Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         ARKANSAS RISK FACTORS. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

         The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

         Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

         Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

         Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

         CALIFORNIA RISK FACTORS. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for the California Trust, special counsel to the Trust for California tax matters rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

         We have examined the income tax laws of the State of California to determine its applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded from gross income for Federal income tax purposes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler LLP expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

         By the opinion of special counsel to the Trust, under then existing California law, and based on the assumptions set forth above:

         1. The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

         2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

         3. Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for Federal income tax purposes. However, there are certain differences between the recognition of gain or loss for Federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

         This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         COLORADO RISK FACTORS. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Colorado Trust, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State that is applicable to individuals and corporations (the"State Income Tax").

         It is assumed that, at the respective times of issuance of the Bonds:
(i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the State Income Tax (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.

         In the opinion of counsel to the Fund, under existing Colorado law:

         1. Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         2. With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

         (i) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Colorado Trust;

         (ii) Interest on Bonds that would not be includible in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

         (iii) To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

         (iv) Any proceeds paid under an insurance policy or policies. if any, issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         (v) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

         (vi) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

         (vii) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

         Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         CONNECTICUT RISK FACTORS. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information" .

         TAX STATUS. At the time of the closing for each Connecticut Trust, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

         The assets of the Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds"); the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trust for Connecticut tax matters believe that such interest will be so exempt. Interest on other Bonds in the Trust, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

         In the opinion of Day, Berry & Howard LLP, special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of Chapman and Cutler LLP regarding Federal income tax matters, in summary under existing Connecticut law:

         The Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut; Interest income of the Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Trust or distributed by it to such a Unitholder;

         Insurance proceeds received by the Trust representing maturing interest on defaulted Bonds held by the Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Trust by the issuer of such Bonds;

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by the Trust or upon the redemption, sale, or other disposition of a Unit of the Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Trust held by him;

         The portion of any interest income or capital gain of the Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax; and

         An interest in a Unit of the Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

         FLORIDA RISK FACTORS. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Florida Trust, special counsel to the Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

         The bonds issued by the State of Florida or its political subdivisions (the "Florida Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Florida Bonds were exempt from the Florida intangibles tax. The bonds issued by Puerto Rico or its authority (the "Possession Bonds") (collectively the "Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Possession Bonds and the interest thereon is exempt from all state and local income taxation.

         Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the Bonds are and will continue to be exempt from such taxes. It is assumed for purposes of the opinion below the Bonds constitute debt for Federal income tax purposes.

         "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

         In the opinion of special counsel to the Trust, under then existing Florida law:

         For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220, Florida Statutes or is otherwise allocable to Florida under Chapter 220, Florida Statutes. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes. However, no opinion is expressed with respect to the treatment under Chapter 220, Florida Statutes of any such income that is attributable to the Possession Bonds.

         Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code of 1986, as amended.

         Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         GEORGIA RISK FACTORS. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Georgia Trust, special counsel to the Trust for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

         The assets of the Georgia IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Georgia IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Georgia IM-IT Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of special counsel to the Trust, under then existing Georgia law, and based upon the assumptions set forth above:

         (1) For Georgia income tax purposes, the Georgia IM-IT Trust is not an association taxable as a corporation, and the income of the Georgia IM-IT Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia IM-IT Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Georgia IM-IT Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for Federal income tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Georgia IM-IT Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia IM-IT Trust and received by the Unitholders.

         (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for Federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia IM-IT Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for Federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (3) Amounts paid under an insurance policy or policies issued to the Georgia IM-IT Trust, if any, with respect to the Bonds in the Georgia IM-IT Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         KANSAS RISK FACTORS. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kansas Trust, special counsel to the Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

         The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes; Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

         Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

         Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

         Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

         Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for Federal income tax purposes;

         Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

         No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         KENTUCKY RISK FACTORS. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kentucky Trust, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

         The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").

         Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.

         In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:

         (i) The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

         (ii) For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.

         (iii) Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (iv) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (v) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.

         (vi) Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations of the Commonwealth of Kentucky and of coutries, municipalities, taxing and school districts of the Commonwealth of Kentucky will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

         (vii) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax if, and to the same extent as, such interest would not have been subject to Kentucky State Income Tax if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Chapman and Cutler LLP expresses no opinion with respect to taxation under any other provision of the laws of the Commonwealth of Kentucky, whether or not related to taxation. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         LOUISIANA RISK FACTORS. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with Federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for Federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includible in the Federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for Federal income tax purposes described in this Prospectus.

         As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

         In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

         Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future Federal or state tax legislation.

         MAINE RISK FACTORS. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Maine Trust, special counsel to the Trust for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:

         The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") imposed under the Maine Income Tax or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") enacted in 1991 and scheduled to apply to tax years beginning in 1991 and 1992. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

         In the opinion of special counsel to the Trust under then existing Maine law, and based upon the assumptions set forth above:

         (1) the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

         (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

         (3) to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

         (4) each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

         (5) the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

         Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.

         MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. For a discussion of the Federal tax status of income earned on Maryland Quality Trust Units, see "Federal Tax Status" in Prospectus Part II.

         In the opinion of special counsel to the Trust for Maryland tax matters, in summary under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

         (1) For Maryland State and local income tax purposes, the Maryland Quality Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland state and local income taxation.

         (2) To the extent that interest and accrued original issue discount derived from the Maryland Quality Trust by a Unitholder with respect to the bonds in the Trust is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland Franchise Tax.

         (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the Federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the Federal alternative minimum tax. Accordingly, if the Maryland Quality Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

         (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the taxable base of Unitholders for Maryland state and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of obligations issued by the State of Maryland or its political subdivisions by the Maryland Quality Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland state or local income tax with respect to gain realized upon the disposition of obligations issued by the State of Maryland and its political subdivisions by the Maryland Quality Trust. Profit realized by a "financial institution" from the sale or exchange of bonds will be subject to the Maryland Franchise Tax.

         These opinions relate only to the treatment of the Maryland Quality Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

         MASSACHUSETTS RISK FACTORS. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund, under existing Massachusetts law:

         (1) For Massachusetts income tax purposes, the Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will not, therefore, be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for Federal income tax purposes received by the Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by United States territories or possessions ("Bonds").

         (4) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from proceeds of insurance obtained by the Trust or by the Sponsor or by the issuer or underwriter of an Bond held by the Trust that represent maturing interest on defaulted Bonds held by the Trust, if, and to the same extent that, such earnings or distributions would have been excludable from their gross income if derived from interest paid by the issuer of the defaulted Bond.

         (5) The Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be included pro rata as capital gains and/or losses in the gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized on sales or redemptions of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income. In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, be required to adjust the tax basis for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Massachusetts Unitholders pay for their Units, and for amortization of premiums, if any, on the Bonds held by the Trust.

         (7) The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

         MICHIGAN RISK FACTORS. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. In the opinion of special counsel to the Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler LLP as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Unitholders.

         Under the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

         For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

         The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

         The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan IM-IT Trust on the underlying bonds and any amount distributed from the Michigan IM-IT Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan IM-IT Trust or the Unitholders. If the Michigan IM-IT Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out, with total repeal after December 31, 2009.

         Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

         As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the Federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan IM-IT Trust disposes of a bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

         MINNESOTA RISK FACTORS. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Minnesota Trust, special counsel to the Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, collectively with the Minnesota Bonds, the "Bonds") which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on the Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

         In the opinion of special counsel to the Trust, under then existing Minnesota law, and based upon the assumptions set forth above:

         (1) The Minnesota Trust is not an association taxable as a corporation;

         (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for Federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds would be excludible from gross income for Federal income tax purposes and would be exempt from state and local taxation pursuant to Federal law if the Unitholder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a Federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

         We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         MISSOURI RISK FACTORS. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Missouri Trust, special counsel to the Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

         The assets of the Missouri IM-IT Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri IM-IT Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

         In the opinion of special counsel to the Trust, under then existing Missouri law, and based on the assumptions set forth above:

         (1) The Missouri IM-IT Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri IM-IT Trust will be treated as the owner of a pro rata portion of the Missouri IM-IT Trust and the income of such portion of the Missouri IM-IT Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri IM-IT Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) Each Unitholder of the Missouri IM-IT Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Missouri IM-IT Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludible if paid by the issuer of such Bonds held by the Missouri IM-IT Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

         (6) The Missouri IM-IT Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri IM-IT Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         NEBRASKA RISK FACTORS. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Nebraska Trust, special counsel to the Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:

         The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

         In the opinion of special counsel to the Trust, under then existing Nebraska law and based upon the assumptions set forth above:

         (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and Nebraska Minimum Tax purposes;

         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

         (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such tax; and

         (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

         We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.

         NEW JERSEY RISK FACTORS. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. For a discussion of the Federal tax status of income earned on New Jersey IM-IT Trust Units, see "Federal Tax Status" in Prospectus Part II as supplemented by the section entitled "Federal Tax Status" below.

         In the opinion of special counsel to the Trust for New Jersey tax matters, in summary under existing law: (1) The New Jersey IM-IT Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey IM-IT Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey IM-IT Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey IM-IT Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey IM-IT Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of the New Jersey IM-IT Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the New Jersey IM-IT Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the New Jersey IM-IT Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

         NEW MEXICO RISK FACTORS. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each New Mexico Trust, special counsel to the Trust for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that:

         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by the Commonwealth of Puerto Rico, Guam, or the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

         In the opinion of special counsel to the Trust for New Mexico tax matters under then existing New Mexico law and based upon the assumptions set forth above:

         (1) The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

         (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

         (3) To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

         (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of certain credits and rebates, such as the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate, and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

         NEW YORK RISK FACTORS. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which, due to the terrorist attacks on the World Trade Center on September 11, 2001, has been weakened. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The State may be party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. In the opinion of special counsel to the Trust for New York tax matters, in summary under existing New York law, the New York IM-IT Trust is not an association taxable as a corporation and the income of the New York IM-IT Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof or of the Government of Puerto Rico or a political subdivision thereof or of the Government of Guam or its authorities, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

         NORTH CAROLINA RISK FACTORS. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. The portfolio of the North Carolina Quality Trust consists of bonds issued by the State of North Carolina or municipalities, authorities or political subdivisions thereof (the "North Carolina Bonds") or by territories or possessions of the United States. We have assumed for the purposes of this opinion that the issuers of bonds other than North Carolina Bonds will be limited to the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam, or their respective public authorities (collectively, the "Possession Bonds") (the North Carolina Bonds and the Possession Bonds are sometimes referred to herein as the "Bonds").

         In the opinion of special counsel to the Fund for North Carolina tax matters, in summary under existing North Carolina law, upon the establishing of the North Carolina Quality Trust and the Units thereunder:

         (1) The North Carolina Quality Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Quality Trust will be deemed to be income of the Unitholders.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Quality Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Quality Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

         The opinion of special counsel is based, in part, on the opinion of Chapman and Cutler LLP regarding Federal tax status.

         OHIO RISK FACTORS. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         For a discussion of the Federal tax status of income earned on tax Ohio Trust Units, see "Federal Tax Status" in Prospectus Part II as supplemented by the section entitled "Federal Tax Status" below.

         In the opinion of special counsel to the Trust for Ohio tax matters, assuming the Ohio IM-IT continues to qualify as a grantor trust under Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that at all times at least fifty percent (50%) of the total assets of the Ohio IM-IT will consist of interest-bearing Obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions under existing law:

         (1) The Ohio IM-IT Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio IM-IT Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to interest on obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio IM-IT Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5) Distributions properly attributable to proceeds of insurance paid to the Ohio IM-IT Trust that represent maturing or matured interest on defaulted obligations held by the Ohio IM-IT Trust and that are excluded from gross income for Federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio IM-IT Trust of Ohio Obligations, including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

         OKLAHOMA RISK FACTORS. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Oklahoma Trust, special counsel to the Trust for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that:

         The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Oklahoma Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). SEE "PORTFOLIO" WHICH INDICATES BY FOOTNOTE WHICH OKLAHOMA BONDS ARE OKLAHOMA TAX-EXEMPT BONDS (ALL OTHER OKLAHOMA BONDS INCLUDED IN THE PORTFOLIO ARE OKLAHOMA TAXABLE BONDS).

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

         In the opinion of special counsel to the Trust for Oklahoma tax matters, under then existing Oklahoma law and based upon the assumptions set forth above:

         (1) For Oklahoma State Income Tax purposes, the Oklahoma Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Oklahoma Trust and the income of such portion of the Oklahoma Trust will be treated as the income of the Unitholder.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Oklahoma Trust.

         (3) To the extent that interest paid and original issue discount, if any, derived from the Oklahoma Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

         (4) Each Unitholder of the Oklahoma Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Oklahoma Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Oklahoma Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oklahoma Trust, the interest on which is exempt from such tax if such interest is not deductible for Federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

         Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a Federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Although Chapman and Cutler LLP expresses no opinion with respect to taxation of the Oklahoma Trust for Oklahoma franchise tax purposes, there is a reasonable basis to conclude that the Oklahoma Trust is not subject to the Oklahoma franchise tax because the Trust would not be considered as "doing business" within the State. The Oklahoma franchise tax is equal to $1.25 per $1,000 of the capital used, invested or employed in the State of Oklahoma not to exceed $20,000 per year.

         Under recently enacted Oklahoma legislation, a pass-through entity must withhold income tax at a rate of five percent of the Oklahoma share of income of the entity distributed to each nonresident member. A "pass-through entity" is defined to include a trust that is not taxed as a corporation for Federal income tax purposes and a "member" is defined to include a beneficiary of a trust. Special counsel has expressed no opinion as to the applicability of this provision to amounts distributed by the Oklahoma Trust.

         The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Oklahoma Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         OREGON RISK FACTORS. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Oregon Trust, special counsel to the Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

         In the opinion of counsel to the Trust, under then existing Oregon law and based on the assumptions set forth above:

         The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

         Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

         To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

         Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

         The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Oregon Law. Ownership of the Units may result in collateral Oregon tax consequences to certain tax payers.

         Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         PENNSYLVANIA RISK FACTORS. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by Federal funding and state legislation.

         The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. We have examined certain laws of the Commonwealth of Pennsylvania (the "Commonwealth") to determine their applicability to the Pennsylvania IM-IT Trust and to the holders of Units in the Pennsylvania IM-IT Trust who are residents of the Commonwealth of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth, any public authority, commission, board or other agency created by the Commonwealth or a political subdivision of the Commonwealth, or political subdivisions thereof (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and, collectively with the Pennsylvania Bonds, the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania IM-IT Trust will be made monthly.

         At the time of the closing for the Pennsylvania IM-IT Trust, special counsel for the Pennsylvania IM-IT Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:

         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the Commonwealth or its municipalities, or by the Commonwealth of Puerto Rico, as the case may be, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania Commonwealth and local taxes and (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

         In the opinion of special counsel for the Trust for Pennsylvania tax matters, under then existing Pennsylvania law and based upon the assumptions set forth above:

         (1) The Pennsylvania IM-IT Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2) Interest on the Bonds, net of Pennsylvania IM-IT Trust expenses, which is exempt from the Personal Income Tax and the Corporate Income Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. Interest on the Pennsylvania Bonds which is exempt from the Philadelphia School Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. We express no opinion with respect to the treatment of distributions from the Pennsylvania IM-IT Trust attributable to interest on the Puerto Rico Bonds under the Philadelphia School Tax.

         (3) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued before February 1, 1994.

         (4) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania IM-IT Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania IM-IT Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for Federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania IM-IT Trust to the extent that such a transaction results in a recognized gain to such Unitholder for Federal income tax purposes and such gain is attributable to Pennsylvania Bonds issued on or after February 1, 1994 or to Puerto Rico Bonds. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

         We have not examined any of the Bonds to be deposited and held in the Pennsylvania IM-IT Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal, state or local taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         SOUTH CAROLINA RISK FACTORS. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. For a discussion of the Federal tax status of income earned on Units, see "Federal Tax Status" in Prospectus Part II as supplemented by the section entitled "Federal Tax Status" below.

         In the opinion of special counsel to the Trust for South Carolina tax matters, under existing South Carolina law:

         (1) By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

         (2) Pursuant to the provisions of S.C. Code Ann. Section 12-7-430(b), recodified as S.C. Code Ann. Section 12-6-1120(1), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Governments of Puerto Rico, Guam, and the Virgin Islands which is exempt from Federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

         (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includible in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

         (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

         The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170, recodified as
Section 12-4-320 of the South Carolina Code, except for the description of the South Carolina tax treatment of interest derived from bonds issued by Guam and the Virgin Islands in paragraph (2) listed above. While the informal ruling does not address the South Carolina tax treatment of interest from securities issued by those two U.S. territories, South Carolina Revenue Ruling #91-15 specifically directs that interest derived from bonds issued by the Governments of Guam and the Virgin Islands is exempt from South Carolina income taxes.

         TENNESSEE RISK FACTORS. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Tennessee Trust, special counsel to the Trust for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for Federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Tennessee Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Tennessee Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, because this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler LLP, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for Federal income tax purposes.

         In the opinion of special counsel to the Trust, under then existing Tennessee State law and based on the assuptions set forth above:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, the Tennessee Trust will not be subject to such taxes.

         For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

         The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes. Neither the Sponsor nor Chapman and Cutler LLP have examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Income taxes imposed and, with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Puerto Rico Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         TEXAS RISK FACTORS. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

         The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art.
852a); or (iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

         Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

         VIRGINIA RISK FACTORS. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors.

         The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Virginia Trust, special counsel to the Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities, (ii) the interest thereon is excludible from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

         In the opinion of special counsel to the Trust for Virginia tax matters, under then existing law and based upon the assumptions set forth above:

         (1)The Virginia Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

         (2)Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3)Interest on the Possession Bonds which is excludible from gross income for Federal income tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

         (4)The Virginia legislature has enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for Federal income tax purposes.

         (5)The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

         In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors to the applicability of any such collateral consequences.

         WEST VIRGINIA RISK FACTORS. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the West Virginia Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

         At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

         (1) The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

         (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

         (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

         (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

         (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

         We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from Federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

EXPENSES
--------------------------------------------------------------------------------

     GENERAL. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

     SPONSOR, SUPERVISOR, EVALUATOR AND TRUSTEE. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

     INSURANCE. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

     MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

         LEGAL MATTERS. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Katten Muchin Rosenman LLP has acted as counsel to the Trustee and special counsel to the Fund for New York tax matters.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The statement of condition and the related portfolio included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



  o CONTENTS OF PROSPECTUS PART II
    The Trusts........................................2
    Estimated Current and Long-Term Returns...........5
    Public Offering...................................5
    Rights of Unitholders.............................8
    Insurance on the Bonds in the Insured Trusts.....10
    Fund Administration..............................10
    Federal Tax Status...............................11
    State Trust Risk Factors and Tax Status..........13
    Expenses.........................................40
    Additional Information...........................41
    Other Matters....................................41

  o DAILY PRICES
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o ACCOUNT QUESTIONS
    (1)  Contact the Trustee
         (800) 221-7668

  o LEARNING MORE ABOUT UNIT TRUSTS
    (1)  Contact Van KampeN
         (630) 684-6000
    (1) Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o ADDITIONAL INFORMATION
    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668


                                                                      SECPRO0905

                               Prospectus Part II

                                 September 2005



                         INSURED MUNICIPALS INCOME TRUST
                               INVESTORS' QUALITY
                                TAX-EXEMPT TRUST

                          VAN KAMPEN FOCUS PORTFOLIOS,
                                MUNICIPAL SERIES

                             VAN KAMPEN UNIT TRUSTS,
                                MUNICIPAL SERIES



                              VAN KAMPEN FUNDS INC.



                                   VAN KAMPEN
                                   INVESTMENTS
                                      SHINE

                             INFORMATION SUPPLEMENT

                         INSURED MUNICIPALS INCOME TRUST

                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                  VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES

                    VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                                TABLE OF CONTENTS

                                                    PAGE

   Municipal Bond Risk Factors                        2

   Insurance on the Bonds in the Insured Trusts       5

   Portfolio Administration                          10

   Sponsor Information                               11

   Trustee Information                               11

   Termination of the Trust Agreement                12

   Description of Ratings                            13

   Arizona Risk Factors                              14

   Arkansas Risk Factors                             16

   California Risk Factors                           18

   Colorado Risk Factors                             22

   Connecticut Risk Factors                          27

   Florida Risk Factors                              31

   Georgia Risk Factors                              32

   Kansas Risk Factors                               34

   Kentucky Risk Factors                             36

   Louisiana Risk Factors                            40

   Maine Risk Factors                                43

   Maryland Risk Factors                             45

   Massachusetts Risk Factors                        47

   Michigan Risk Factors                             49

   Minnesota Risk Factors                            51

   Missouri Risk Factors                             53

   Nebraska Risk Factors                             57

   New Jersey Risk Factors                           61

   New Mexico Risk Factors                           63

   New York Risk Factors                             65

   North Carolina Risk Factors                       68

   Ohio Risk Factors                                 70

   Oklahoma Risk Factors                             73

   Oregon Risk Factors                               75

   Pennsylvania Risk Factors                         77

   Puerto Rico Risk Factors                          79

   South Carolina Risk Factors                       86

   Tennessee Risk Factors                            88

   Texas Risk Factors                                92

   Virginia Risk Factors                             97

   West Virginia Risk Factors                       103




         VAN KAMPEN
         INVESTMENTS
         SHINE




                           MUNICIPAL BOND RISK FACTORS

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus
Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

   Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such bonds may be delayed or may not occur. Interest on these bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such bonds during the interval between their purchase of Units and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for Units.

   Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                  INSURANCE ON THE BONDS IN THE INSURED TRUSTS

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in an Insured Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus
Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such bonds until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Fund Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancelable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

   Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

   Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

   Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,802,000,000 (unaudited) and statutory capital of approximately $3,564,000,000 (unaudited) as of September 30, 2002. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 West Jackson Blvd., Suite 900, Chicago, Illinois 60604. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

   Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

   MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

   As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. As of September 30, 2002, MBIA had admitted assets of $9.0 billion (unaudited, total liabilities of $5.9 billion (unaudited)), and total capital and surplus of $3.0 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

   Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

   Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

   Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA".

   In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

   Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 2002, the total capital and surplus of Financial Guaranty was $1.1 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

   Financial Security Assurance Inc. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

   Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

   Financial Security, a New York domiciled insurance company, is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia S.A., a publicly held Belgian corporation. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security. As of September 30, 2002, the total policyholders' surplus and contingency reserves was approximately $1,728,433,000 and its total unearned premium reserve was approximately $972,390,000 in accordance with statutory accounting principles. As of September 30, 2002, total shareholders' equity was, approximately $1,928,564,000 and its total net unearned premium reserve was approximately $814,684,000 in accordance with generally accepted accounting principles, Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

   Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

   Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard &Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

   Capital Guaranty Insurance Company. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

   XL Capital Assurance Inc. ("XLCA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York. XLCA is currently licensed to do insurance business in, and is subject to the insurance regulation and supervision by, the State of New York, forty-six other states, the District of Columbia, Puerto Rico and Singapore. XLCA has license applications pending, or intends to file an application, in each of those states in which it is not currently licensed.

   XLCA is an indirect wholly owned subsidiary of XL Capital Ltd, a Cayman Islands corporation ("XL Capital Ltd"). Through its subsidiaries, XL Capital Ltd is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies and other enterprises on a worldwide basis. The common stock of XL Capital Ltd is publicly traded in the United States and listed on the New York Stock Exchange (NYSE: XL). XL Capital Ltd is not obligated to pay the debts of or claims against XLCA.

   XLCA was formerly known as The London Assurance of America Inc. ("London"), which was incorporated on July 25, 1991 under the laws of the State of New York. On February 22, 2001, XL Reinsurance America Inc. ("XL Re") acquired 100% of the stock of London. XL Re merged its former financial guaranty subsidiary, known as XL Capital Assurance Inc. (formed September 13, 1999) with and into London, with London as the surviving entity. London immediately changed its name to XL Capital Assurance Inc. All previous business of London was 100% reinsured to Royal Indemnity Company, the previous owner at the time of acquisition.

   XLCA has entered into a facultative quota share reinsurance agreement with XL Financial Assurance Ltd ("XLFA"), an insurance company organized under the laws of Bermuda, and an affiliate of XLCA. Pursuant to this reinsurance agreement, XLCA expects to cede up to 90% of its business to XLFA. XLCA may also cede reinsurance to third parties on a transaction-specific basis, which cessions may be any or a combination of quota share, first loss or excess of loss. Such reinsurance is used by XLCA as a risk management device and to comply with statutory and rating agency requirements and does not alter or limit XLCA's obligations under any financial guaranty insurance policy. With respect to any transaction insured by XLCA, the percentage of risk ceded to XLFA may be less than 90% depending on certain factors including, without limitation, whether XLCA has obtained third party reinsurance covering the risk. As a result, there can be no assurance as to the percentage reinsured by XLFA of any given financial guaranty insurance policy issued by XLCA.

   As of December 31, 2001, XLFA had total assets, liabilities, redeemable preferred shares and shareholders' equity of US$543,538,559 (audited), US$244,403,576 (audited), US$39,000,000 (audited) and US$260,134,983 (audited)
respectively, determined in accordance with generally accepted accounting principles in the United States. XLFA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch, Inc. ("Fitch"). In addition, XLFA has obtained a financial enhancement rating of "AAA" from Standard & Poor's.

   The obligations of XLFA to XLCA under the reinsurance agreement described above are unconditionally guaranteed by XL Insurance (Bermuda) Ltd ("XLI"), a Bermuda company and one of the world's leading excess commercial insurers. XLI is a wholly owned indirect subsidiary of XL Capital Ltd. In addition to having an "A+" rating from A.M. Best, XLI's insurance financial strength is rated "Aa2" by Moody's and "AA" by Standard & Poor's and Fitch.

   Notwithstanding the capital support provided to XLCA described in this section, the holders of bonds insured by XLCA will have direct recourse against XLCA only, and neither XLFA nor XLI will be directly liable to the holders of such bonds.

   XLCA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch. In addition, XLCA has obtained a financial enhancement ruling of "AAA" from Standard & Poor's. These ratings reflect Moody's, Standard & Poor's and Fitch's current assessment of XLCA's creditworthiness and claims-paying ability as well as the reinsurance arrangement with XLFA described above.

   The above ratings are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by Moody's, Standard & Poor's or Fitch.

   As of June 30, 2002, XLCA had total statutory assets of approximately $205,800,000, total liabilities of approximately $73,500,000 and total capital and surplus of approximately $132,300,000. As of June 30, 2002, XL Capital Ltd. had consolidated assets of approximately $31.2 billion and consolidated shareholders' equity of approximately $5.4 billion.

   For further information concerning XLCA and XLFA, see the financial statements of XLCA and XLFA, and the notes thereto. The financial statements of XLCA and XLFA are included as exhibits to the periodic reports filed with the Securities and Exchange Commission (the "Commission") by XL Capital Ltd and may be reviewed at the EDGAR website maintained by the Commission. Copies of the statutory quarterly and annual statements filed with the State of New York, Insurance Department by XLCA are available upon request to the State of New York Insurance Department.

   XLCA is regulated by the Superintendent of Insurance of the State of New York. In addition, XLCA is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. As a financial guaranty insurance company licensed in the State of New York, XLCA is Subject to
Article 69 of the New York Insurance Law, which, among other things, limits the business of each insurer to financial guaranty insurance and related lines, prescribes minimum standards of solvency, including minimum capital requirements, establishes contingency, loss and unearned premium reserve requirements, requires the maintenance of minimum surplus to policyholders and limits the aggregate amount of insurance which may be written and the maximum size of any single risk exposure which may be assumed. XLCA is also required to file detailed annual financial statements with the New York Insurance Department and similar supervisory agencies in each of the other jurisdictions in which it is licensed.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler LLP, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            PORTFOLIO ADMINISTRATION

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus
Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               SPONSOR INFORMATION

     Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2005. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of June 30, 2005, the total stockholders' equity of Van Kampen Funds Inc. was $244,459,453 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               TRUSTEE INFORMATION

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       TERMINATION OF THE TRUST AGREEMENT

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, Investment Grade Municipal, IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of Strategic Municipal, IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             DESCRIPTION OF RATINGS

   STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

   MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's(R) applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B iN its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              ARIZONA RISK FACTORS

   Economic Condition and Outlook. Research Administration's forecast update calls for Arizona's economy to continue expanding through the forecast period of 2004-05. Essentially unchanged from the original forecast, Arizona's non-farm jobs are forecast to grow by 2.4% in 2004 and 3.0% in 2005. Over the two-year period, non-farm job growth is forecast to total more than 125,000. Meanwhile, the national economy is forecast to show continued improvement during the 2004-05 period. According to Global Insight, non-farm jobs at the national level are forecast to grow at annual rates of 1.0% in 2004 and 1.7% in 2005.

   During the forecast period, some issues will continue to capture attention and restrain the growth of the economy. Slower expansion is the result of, first, higher-than-anticipated energy costs that have eroded consumer purchasing power and elevated business costs. Second, firms have been reluctant to hire new workers because of the continued upward spiral of health care costs and advances in productivity. Third, real growth in wages has been slow because of weak hiring that has maintained slack labor markets.

   Arizona's Department of Economic Security, Research Administration's forecast update calls for Arizona's economy to continue expanding through the forecast period of 2004-05. Essentially unchanged from the original forecast, Arizona's non-farm jobs are forecast to grow by 2.4% in 2004 and 3.0% in 2005. Over the two-year period, non-farm job growth is forecast to total more than 125,000. Meanwhile, the national economy is forecast to show continued improvement during the 2004-05 period. According to Global Insight, non-farm jobs at the national level are forecast to grow at annual rates of 1.0% in 2004 and 1.7% in 2005.

   During the forecast period, some issues will continue to capture attention and restrain the growth of the economy. Slower expansion is the result of, first, higher-than-anticipated energy costs that have eroded consumer purchasing power and elevated business costs. Second, firms have been reluctant to hire new workers because of the continued upward spiral of health care costs and advances in productivity. Third, real growth in wages has been slow because of weak hiring that has maintained slack labor markets. While the overall economy in Arizona is expected to grow at essentially the same pace as forecasted in April, some industries are projected to expand at a more rapid rate. Construction has the largest upward revision with a projected increase of more than 28,000 jobs over the forecast period as compared to an original increase of 9,000 jobs. A rising population level, coupled with affordable housing and low interest rates, has provided a stronger-than-expected stimulus to construction job growth.

   Educational and health services are also forecast to have slightly larger job gains with a projected increase of more than 29,000 jobs over the forecast period. Growth in Arizona's communities is driving the employment increases in this industry. Natural resources and mining is now projected to have fewer job reductions, a loss of only 100 jobs, with the revised forecast. Gradual improvements in global demand for industrial materials and rising energy costs have increased the need to use local sources of raw materials. However, the forecast update has decreased the rate of employment growth for most other industries in the State. Job losses deepened in manufacturing to a total decrease of 4,500 jobs over the two-year period while only 600 jobs were lost in the earlier forecast.

   Trade, transportation and utilities are projected to gain more than 19,000 jobs. Higher energy prices and stagnant wages have limited the ability of consumers to increase their spending. Rising consumer spending would have generated greater levels of demand required to have higher rates of job growth in this industry group. Projected losses in information technology have increased to a total of more than 3,300 jobs. The original forecast had a recovery beginning in 2005. However, revised projections have losses in both years. The factors of outsourcing, overcapacity and enhanced productivity are expected to continue limiting job growth in this industry.

   Financial activities is forecast to have fewer jobs created as a result of a slower pace of expansion in the overall economy. Some of the fast-growing sectors related to mortgage financing and real estate are expected to have more consolidation over this period. Professional and business services are projected to add more than 23,000 jobs. The attempt of firms to control rising costs with the outsourcing of many functions, especially labor, is expected to create new jobs in this industry group.

   Job gains in leisure and hospitality are expected to number more than 10,000 according to the forecast update. Despite stretched budgets, consumers and businesses are still expected to spend on travel, dining-out and recreation. Improvement in this tourism-related industry is anticipated in Arizona as the economies of other states continue to expand. Employment growth in other services is projected to increase by more than 3,600 jobs. Government is forecast to gain more than 13,000 jobs as a result of an increasing population creating greater demand for public services such as education, police and fire.

   In conclusion, Arizona's economy has been adding jobs for nearly two years at a rate that ranks it among the top ten states in the nation, in terms of annual percentage growth. While the nation has shown six consecutive months of over-the-year increases, not all states have yet realized job creation. For those states now adding jobs, the pace of recovery has been slow. Research Administration is convinced that Arizona's economy will continue on a path of modest growth that will accelerate well into 2005.

   Major Initiatives. When Governor Napolitano took office in January 2003, the State was facing an unprecedented fiscal crisis. The FY2004 deficit was projected to be $1 billion, or 14% of projected expenditures. Arizona, like most other states, was experiencing dramatic revenue shortfalls, and projected 2.3% negative revenue growth in FY2003, after experiencing an 11.1% decline from FY2001 to FY2002. Of further concern, was that there was no unified voice among economists on a future fiscal recovery. Under these circumstances, Governor Napolitano immediately began the task of developing a plan to address the projected deficit. The Governor's approach was a multi-faceted one that examined all the key drivers of the State's budget. In addition, she established key principles that she deemed essential to the State's most vulnerable citizens and necessary for the State's prosperity when the inevitable economic recovery began. Outlined below are the actions taken and the principles specified by the Governor as the solution to the FY2004 deficit was developed:

       o Preserve the core functions of State government and continue the commitment to excellence in the quality of essential services and the manner in which they are provided.

       o Apply spending reductions with specificity, agency by agency, program by program. The FY2004 Executive Budget only considered specific operating budget reductions, not across-the-board cuts.

       o Programs and services that directly benefit children -- including, but not limited to K-12 education -- are immune to spending reductions. A degradation of services to children would only give rise to future societal burdens that will confound future planning.

       o Universities and community colleges are crucial to economic development -- a key ingredient to fiscal health -- and are protected from spending cuts.

       o Make appropriate use of accepted cost-shifting methods to address immediate needs until the current fiscal crisis has passed and take full advantage of federal funds available to the State.

   General Fund. The General Fund ended the June 30, 2004, fiscal year with $561.0 million in unreserved fund balance and a $185.6 million reserved fund balance for a total fund balance of $746.6 million. This compares to the previous year's total fund balance of $546.4 million. Included in the $185.6 million reserved fund balance is $13.5 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of "Rainy Day Fund" established by the Legislature in 1991.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer (Treasurer) and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies.

   The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund. Investment earnings for the General Fund totaled $9.5 million for the fiscal year ended June 30, 2004.

   Budgetary Controls. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay items. Capital outlay appropriations and their encumbrances continue from year to year. The State's budgetary policies are explained in detail in the Required Supplementary Information (RSI).

   The State is responsible for establishing and maintaining an internal control structure designed to ensure that the assets of the State are protected from loss, theft or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with U.S. generally accepted accounting principles. Internal accounting controls are designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived and (2) the valuation of costs and benefits requires estimates and judgments by management. In the opinion of management, the State's internal controls are adequate to provide reasonable assurance that these objectives are met.

   Risk Management. The State purchases property and liability coverage whenever available on reasonable terms. The State is insured by a property insurer for claims in excess of $3.5 million, but less than $450 million, and liability claims in excess of $2 million for the Universities and $7 million for all other state agencies, but less than $107 million. The State also maintains first dollar aircraft coverage up to $200 million. Other purchased coverages include fidelity, foreign liability, medical malpractice (limited to the University of Arizona's medical professional staff), and employment practices. The State's self-insurance fund provides property and liability coverage for claims less than or in excess of this coverage, or whenever coverage, such as workers' compensation and medical malpractice for non-University of Arizona professional staff, is unavailable on reasonable terms.

   The State pays self-insurance losses, defense costs, premiums and administrative costs from an appropriated fund which all of the State's agencies participate in. Total costs (excluding the cost of administering the program) have risen from approximately $15.3 million in fiscal year 1988 to approximately $71.6 million in fiscal year 2004. Yearly appropriations have also increased from approximately $27.7 million in fiscal year 1988 to approximately $88.6 million in fiscal year 2004 to meet rising losses and claims-related expenses. Although there are no assurances, historically the Legislature has appropriated sufficient funds to cover all costs.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Arizona are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Arizona IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Arizona IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Arizona IM-IT to pay interest on or principal of such bonds.

   The Arizona IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

                              ARKANSAS RISK FACTORS

   Economic Outlook. During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a significant component of Arkansas' economy, but total income from this sector continues to decrease. Over 40% of the land in Arkansas is devoted to agriculture, and the state is a leading producer of rice, commercial broiler and cotton, generating over $5.5 billion in overall farm income each year.

   The state is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. The diversification of economic interests has lessened the state's cyclical sensitivity to impact by any single sector. The State's work force and other factors continue to attract investment in manufacturing, as well as other factors to the State.

   The Arkansas unemployment rate for June 2004 was 5.7 percent, down two-tenths of a percent from June 2003. Roughly 1,201,100 Arkansans held employment in June 2003, compared with 1,227,200 in June 2004.

   After increasing by a revised seasonally adjusted annual rate (SAAR) of 0.8 percent in December 2004, the Arkansas Index of Leading Economic Indicators, which predicts economic conditions within the state six to nine months hence, increased by 0.5 percent (SAAR) in January 2005 . The index's positive contributors were, in decreasing order of importance, were a 0.7 percent (SAAR) increase in construction employment, a 0.3 percent (SAAR) increase in averagee weekly manufacturing hours (AWMH) and a 2.1 percent increase in the value of building permits. The negative contributors were a 5.4 percent rise in the number of initial claims for unemployment and a 6.5 percent (SAAR) drop in the number of new incorporations. The state's leading index stood at a preliminary estimate of 103.64 in January 2005, up slightly from its revised level of 103.60 in December 2004. Overall, the data imply the state will experience a mild pick-up in economic activity in the September to November timeframe of 2005. Based on calculations in fiscal year 2004, annualized personal income in Arkansas reached a total of $68,278. This represents an increase of 5.8% over the previous year.

   Major Initiatives. Arkansas State Highway and Transportation Department
(AHTD) continued a high level of construction projects across the state. While AHTD continued to maintain over 16,000 miles of roadways, construction projects ranged from simple resurfacing of existing highways to replacing bridges, adding passing lanes and building new roads.

   The fourth year of the five-year Interstate Rehabilitation Program for the State of Arkansas ended this summer. By mid-2004, fifty Interstate projects totaling over 350 miles and $970 million had been let to contract. Thirty-seven of these projects totaling 257 miles of new or resurfaced Interstate highway have been completed, while thirteen projects consisting of ninety-nine additional miles were under construction. Completed jobs include fifty-four miles on Interstate 30, 163 miles on Interstate 40, thirty-four miles on Interstate 55, as well as six miles on Interstate 540.

   An important project that was completed this year was the first section of the North Belt Freeway in Pulaski County, designated State Highway 440. The first section of the North Belt Freeway is five miles of a six-lane highway which extends from the I-40/440 Interchange northward to U.S. Highway 67/167. Total cost of the project was approximately $63.5 million.

   As a result of ten statewide meetings held early in 2004, the Arkansas Highway Commission adopted the Arkansas Primary Highway Network (APHN). The network, which is a grid of significant routes that have been identified as being the major arteries of the State's Highway System, was developed for long-range planning. Significant routes are identified on the basis of their characteristics and performance. The APHN accounts for approximately fifty percent of the total State Highway System, but carries ninety two percent of the traffic.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. This Act requires that, before any state spending can take place, the General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The state is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Act 750 of 1973, as amended, established the State's Revenue Stabilization Law. This law and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Law, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenues Fund, 3% of all general revenues are first distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the States' elected officials and their staffs and the Department of Finance and Administration.

   The balance is then distributed to separate funds proportionately as established by the Stabilization Law. From the Special Revenue Fund, 3% of all special revenues collected by DFA and 1.5% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs, and DFA. The balance is then distributed to the funds for which the special revenues were collected. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related services. General revenues are transformed into funds established and maintained by the Treasurer for major programs and agencies of the state in accordance with fund priorities established by the General Assembly.

   According to the Stabilization Law, the General Assembly establishes three levels of priority for general revenue spending, levels "A", "B", and "C". Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (1) moneys flowing to a program or agencies' fund maintained by the Treasurer or (2) the maximum appropriation by the General Assembly. Because state revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings for State fund investments, has been established and is utilized to assure proper cash flow during any period.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the state at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the state at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the state at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of the State as of June 30, 2004, was approximately $923 million.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Arkansas are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Arkansas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Arkansas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Arkansas IM-IT to pay interest on or principal of such bonds.

   The Arkansas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

                             CALIFORNIA RISK FACTORS

   Economic Outlook. The State of California's fiscal problems that started in the 2001-02 fiscal year have started to turn around. Employment in the months ahead is expected to increase at a moderate pace. The UCLA Anderson Forecast has projected California job growth at 1.6% in 2005, an improvement over the 0.8% growth in 2004 but moderate by historical standards. The strongest growth, 3.7%, is projected by UCLA to be in business and professional services, education, and health services. Leisure and hospitality jobs are projected to grow at rates above 2%. Construction-related employment is expected to remain strong while housing demand is high and interest rates are low. The real estate and finance sector should continue to be a positive factor in the economy. Although real estate sales and prices are expected to slow, there is no reason to believe they will collapse.

   A weaker dollar should aid the export sectors of California's economy and assist in the recovery of the high-tech sector in the Bay Area. Business spending on new equipment has been slow during this recovery; nevertheless, 2004 saw a 10.2% increase in business investments on equipment, and growth in 2005 is expected by UCLA to be at 9.6%. This will help support expansion in California's manufacturing sector. Tax revenue collected in the first seven months of the 2004-05 fiscal year was 0.9% above budget estimates. Good corporate profits, rising employment, a robust real estate market, and healthy personal income growth were responsible for this positive result. In 2005, personal income growth is projected by UCLA to remain above 5%, while employment growth will accelerate to 1.6%.

   California's economy is improving and its policymakers are taking action to reduce spending and augment revenues to address the budgetary imbalances that have plagued the State since the 2001-02 fiscal year. The State experienced moderate increases in general revenues, primarily personal income, corporate, and sales tax revenues, while expenses remained stable. However, the expenses for the State's governmental activities have again exceeded its revenues. Revenues for the State's business-type activities approximated its expenses for all categories except unemployment programs, which had expenses that were $640 million in excess of revenues. As a result, net assets for both governmental and business-type activities decreased during the 2003-04 fiscal year, but the decline of 18% was much less than the 416% decrease last year.

   Net Assets. The primary government had net assets of $40.0 billion as of June 30, 2004. After reducing this total amount by $78.8 billion for investment in capital assets (net of related debt) and by $12.8 billion for restricted net assets, the resulting unrestricted net assets were a negative $51.6 billion. Restricted net assets are dedicated for specified uses and are not available to fund current activities. More than half of the negative $51.6 billion is a result of the $28.2 billion in outstanding bonded debt issued to build capital assets for school districts and other local governmental entities. The bonded debt reduces the unrestricted net assets, but the capital assets that would offset the reduction are recorded by local government instead of the State.

   Changes in Net Assets. The primary government's total net assets decreased by $8.5 billion (a 17.5% decrease) during the year ended June 30, 2004. Net assets of governmental activities decreased by $7.5 billion (18.9%), while net assets of business-type activities decreased by $1.0 billion (11.2%).

   Employment in California reached a low point in the second quarter of 2003 and experienced slow, uneven growth through the first two quarters of the 2003-04 fiscal year. Job growth picked up in early 2004, only to slow again in the spring of 2004. The weakness in the California economy continued to be concentrated in the high technology industries of the Bay Area. By the spring of 2004, employment in the information technology industry had fallen by 22% since its peak in the final quarter of 2000. Across the State, employment in government at all levels--federal, state, and local--also lagged. On the positive side, jobs were added in construction, professionaL and business services, financial services, and health and education services during the year. Recovery of the stock market in 2003 and early 2004, as well as robust consumer spending and capital gains from a strong real estate market, contributed to strong gains in personal income and corporation tax revenues.

   The economy picked up speed in early 2004. Real gross domestic product averaged 3.9% over the four quarters of 2004 and ended the year at a respectable 3.8%. National employment growth, while not spectacular, improved over that of 2003. The promising surge of jobs in the early months of 2004 subsided, but the year still yielded an average increase of almost 183,000 new jobs per month in the nation--a dramatic improvement over the average monthly growth of 7,800 in 2003. While the nation's job growth in 2004 might be described as uneven, California's job growth was even more volatile. Months in which the state lost jobs were followed by those with blockbuster growth. Although the month of December had a job loss, on average the state gained just over 21,000 jobs per month in 2004--a big improvement over the average monthly loss of 5,000 jobs seen in the previous year.

   Despite an erratic and generally sluggish job market, California's housing market has continued to soar. The California Association of Realtors (CAR) reported that the median price of a single family home reached $460,370 in October 2004, a 21.4% increase over October 2003. The rapid price increases of the past two years have caused the affordability of homes to decline. In September 2004, CAR estimated that only 19% of Californians could afford to buy a median priced home. Low affordability levels usually result in the slowing of price increases. The real estate research firm DataQuick reported that Southern California sales in December 2004 were down 6.5% over the previous year. Statewide sales were still above last year's level, but only barely. DataQuick believes that prices in "more expensive neighborhoods have leveled off or come down slightly from a summer peak. In mid-market and entry-level neighborhoods it appears that both sales activity and appreciation remain strong." The real estate outlook is for a more restrained pace for both sales and price increases in 2005. The Bay Area, the region hardest hit by the recession of 2001, has begun to see increases in employment. Both the San Francisco and Oakland areas had job gains in September, October, and November, while the San Jose area has achieved stability but not growth. Exports of California-produced computer and electronic products are one of the factors fueling this growth. Exports of California-produced goods and services grew by 17% in 2004, a big improvement over the moderate 2% growth in 2003. The weaker dollar should help maintain this momentum in the months ahead. Southern California, particularly the Riverside-San Bernardino region, produced the best economic growth in the state during the first half of 2004. International trade and related warehousing have been major factors in the region's economic growth.

   Infrastructure Planning. A comprehensive Five-Year Infrastructure Plan was developed that called for the investment of $56.0 billion in the State's infrastructure over five years, starting with the 2003-04 fiscal year. The funding was to be provided partially from the voter-approved amendment to the Constitution that assigned revenue from the sales tax on gasoline for use on transportation activities. Transfers from the General Fund are proposed to be suspended in the 2005-06 fiscal year, for a savings of $1.3 billion. Since this transfer was also suspended in the 2004-05 fiscal year, there will be no change in funding between the 2004-05 and 2005-06 fiscal years. As part of the Administration's budget control proposals, the suspension of transfers would be constitutionally prohibited after the 2006-07 fiscal year. Transfers that have been suspended will be treated as loans and will be repaid within a 15-year period, in even increments, unless early repayment is made.

   Budget Outlook. The 2004-05 Budget Act was enacted on July 31, 2004. General Fund total resources and expenditures were projected to be $80 billion and $78 billion, respectively. The budget depends heavily on spending reductions, fund shifts, cost avoidance, bonds, debt service savings, transfers/other revenues, loans/borrowing, and pension reform to close the budget deficit.

   The Governor's Budget for the 2005-06 fiscal year, released on January 10, 2005, projects $9.1 billion in savings from ten proposals involving spending reductions, mainly in education, transportation, health and social services, and employee compensation, as well as mandate suspensions and external borrowing. The Legislative Analyst's Office, California's nonpartisan fiscal and policy advisor, noted that the Governor's Budget appeared to be a "reasonable starting point" but commented that its major proposals--Proposition 98 minimum funding protection and across-the-board reductions--raise concerns. The concern relates to the potential shifting of spending reductions to non-Proposition 98 programs, which would severely restrict the Legislature's ability to prioritize spending decisions in revenue-lean years. A structural imbalance of approximately $5 billion is estimated in subsequent years.

   Debt Management Plan. In 2002, the State Treasurer implemented a Strategic Debt Management Plan. A principal goal of this plan was to better match the timeframe for repaying debt for infrastructure projects to the useful life of the assets being funded. The plan also proposed to reduce debt service in the 2001-02 through 2003-04 fiscal years by approximately $2.0 billion and to increase the State's long-term debt capacity to finance infrastructure needs. These goals were to be achieved by: (1) shifting from level principal payments to level debt service payments for new bond issues; (2) restructuring existing debt to achieve significant one-time debt service reductions and to expedite the transition to level debt service payments; and (3) implementing recent legislation that authorizes the State to issue variable-rate debt for a portion of its general obligation bond portfolio.

   Debt Administration. During the 2003-04 fiscal year, the State continued to implement the strategies adopted in its 2002 Strategic Debt Management Plan. Under this plan, the State changed how it makes payments on new general obligation bond issuances, by shifting from level principal payments to level debt service payments (principal and interest combined). In addition, the State is deferring the initial principal payments on newly issued general obligation bonds. Although intended to aid in closing the State's near-term budget shortfall, both of these practices individually will result in the primary government incurring increased interest costs in the future because of the delay in paying off outstanding principal balances. The plan also targeted the restructuring of certain general obligation bonds to achieve one-time reductions in debt service requirements and to facilitate a faster transition to level debt service payments. On July 1, 2003, the State issued general obligation bonds that refunded $870 million of outstanding general obligation bonds. This debt restructuring reduced debt service payments during the 2003-04 fiscal year, but it achieved this reduction by increasing future debt service requirements. On June 29, 2004, the State issued general obligation bonds that current and advance refunded $218 million of outstanding general obligation bonds. The advance refunding resulted in an economic gain of $8.5 million.

   The economic gain is the difference between the present value of the old debt service requirements and the present value of the new debt service requirements, discounted at 4.1% per year over the life of the bonds. Lastly, the plan included the issuance of variable-rate debt for a portion of the State's general obligation bond portfolio. The State issued $1.4 billion of variable-rate general obligation bonds in the 2002-03 fiscal year and plans to issue more in the 2004-05 fiscal year. This practice can be beneficial because, historically, variable-rate bonds are issued at rates below those of fixed-rate bonds. Also, when market rates fall, interest rates decrease. However, when market rates rise, so do interest payments on outstanding principal balances. In March 2004, California's voters passed the Economic Recovery Bond Act, which provided up to $15 billion in one-time financing for the accumulated state budget deficit. The bonds are secured by a pledge of revenues derived from dedicated sales and use taxes. As of June 30, 2004, the State had issued $10.9 billion of these bonds. At June 30, 2004, the primary government had total bonded debt outstanding of $76.5 billion. Of this amount, $46.1 billion (60.3%) represents general obligation bonds, which are backed by the full faith and credit of the State. The current portion of general obligation bonds outstanding is $1.6 billion and the long term portion is $44.6 billion. The remaining $30.3 billion (39.7%) of bonded debt outstanding represents revenue bonds, which are secured solely by specified revenue sources. The current portion of revenue bonds outstanding is $965 million and the long-term portion is $29.4 billion.

   Budgetary Control. Annually, the State Legislature prepares a budget that contains estimates of revenues and expenditures for the ensuing fiscal year. This budget is the result of negotiations between the Governor and the Legislature. Throughout the fiscal year, adjustments, in the form of budget revisions, executive orders, and financial legislation agreed to by the parties, are made to the budget. The State Controller is statutorily responsible for control over revenues due the primary government and for expenditure of each appropriation contained in the budget. Budgeted appropriations are the expenditure authorizations that allow state agencies to purchase or create liabilities for goods and services. The accounting system provides the Controller's Office with a centrally controlled record system to fully account for each budgeted appropriation, including its unexpended balance, and for all cash receipts and disbursements. The accounting system is decentralized in that the detail of each control account is maintained at the agency level. During the fiscal year, the control accounts and the agency accounts are maintained and reconciled on a cash basis. At the end of the fiscal year, each agency prepares annual accrual reports for receivables and payables. The Controller's Office combines its control accounts with the agency accrual reports to prepare the Budgetary/Legal Basis Annual Report and the Budgetary/Legal Basis Annual Report Supplement. The methods of accounting for expenditures and revenues in these reports are governed by state laws and regulations that, in some cases, are not in full agreement with GAAP. The information in the CAFR represents a consolidation of the amounts in the Budgetary/Legal Basis Annual Report and adjustments to the account balances to conform to GAAP.

   Cash Management. Cash temporarily idle during the year is invested in the Pooled Money Investment Account (PMIA). Investment of PMIA moneys is restricted by law to the following categories: U.S. government securities, securities of federally sponsored agencies, domestic corporate bonds, bank notes, interest-bearing time deposits in California banks and savings and loan associations, prime commercial paper, repurchase and reverse repurchase agreements, security loans, bankers' acceptances, negotiable certificates of deposit, and loans to various bond funds. The average daily investment balance for the year ended June 30, 2004, amounted to $54.6 billion, with an average effective yield of 1.53%. For the year ended June 30, 2003, the average daily investment balance was $52.6 billion and the average effective yield was 2.15%. The total earnings of the PMIA for the year ended June 30, 2004, amounted to $836 million, which was distributed as follows: $125 million to the General Fund, $370 million to special funds, $340 million to local governments, $1 million to CalPERS, and $774,000 to CalSTRS. The State has established a cash management program for the General Fund to regularly issue short-term obligations to meet cash flow needs. The State issues revenue anticipation notes
(RANs) to partially fund timing differences between revenues and expenditures. A significant portion of the General Fund revenues are received in the later half of the fiscal year, while disbursements are paid more evenly throughout the fiscal year. If additional external cash flow borrowing is required, the State issues revenue anticipation warrants (RAWs).

   In March 2004, the California voters approved a one-time Economic Recovery Bond of up to $15.0 billion to pay off the State's accumulated budget deficit. The bonds are secured by a pledge of revenues that are derived from designated sales and use taxes. As of June 30, the State has issued $10.9 billion of Economic Recovery Bonds.

   Risk Management. The primary government has elected, with a few exceptions, to be self-insured against loss or liability and generally does not maintain reserves. Losses are covered by appropriations in the year in which the payment occurs. The discounted liability for unpaid self-insured workers' compensation losses is estimated to be $2.7 billion as of June 30, 2004.

   Proposed Budget 2005/2006. The Governor released his proposed budget on January 10, 2005. The budget estimates an operating deficit of $8.6 billion in 2005-06 if no corrective actions are taken. The Administration has ten major proposals to achieve a savings of $9.1 billion. These proposals mainly reduce funding for public kindergarten through 12th grade (K-12) education, transportation programs, health and human services, state employee compensation, and local mandate programs. The proposals also include the issuance of an additional $1.7 billion of Economic Recovery Bonds. The 2005-06 proposed spending plan totals $109 billion, excluding federal funds and bond funds. This represents estimated General Fund expenditures of $86 billion and special fund expenditures of $23 billion. Proposed General Fund expenditures are 4.2% higher than the $82 billion expenditures estimated for the 2004-05 fiscal year. In its 2005-06 Overview of the Governor's Budget, the Legislative Analyst's Office, California's nonpartisan fiscal and policy advisor, notes that the budget proposal has several positive attributes that would provide ongoing savings. However, it was viewed as limited in solutions because "the budget relies nearly entirely on expenditure reductions, targeted on relatively few major areas--namely K-12 education, transportation, and social services." Concerns were also expressed regarding the Administration's proposal for across-the-board reductions to state programs that would not take into consideration program priorities.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of California are rated A by Standard & Poor's Ratings Services and A2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the California IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the California IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the California IM-IT to pay interest on or principal of such bonds.

   The California IM-IT is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

                              COLORADO RISK FACTORS

   General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

   The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with the number of terms limited in duration.

   The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant of these limitations is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 256 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

   Economic Outlook. After two years of declining revenues, the state's General Fund revenue picture rebounded slightly. General Fund revenues were $289.5 million (5.3 percent) over the prior year amount; however, those revenues remained $588.8 million (9.3 percent) below the Fiscal Year 2000-01 level. It was the first time in four years that the revised revenue forecast was higher than the original revenue forecast upon which the budget was prepared. Although it started from a significantly reduced revenue base, the state's revenue growth began to parallel the national recovery that began in the fourth quarter of 2001. Inflation adjusted national gross domestic product grew at an annual rate of 3.0 percent in calendar 2003, and at 4.5 percent and 3.3 percent, respectively, in the first and second quarters of 2004. The major contributors to the increase in real GDP in the second quarter were nonresidential fixed investment (up 12.5 percent), personal consumption expenditures (up 1.6 percent), residential fixed investment (up 16.5 percent), private inventory investment (up .78 percent), and government spending (federal up 2.7 percent and state and local up 1.9 percent). Exports also contributed to the growth (up 7.3 percent) but were offset by an increase in imports (up 12.6 percent).

   The growth in personal consumption expenditures, which accounts for two-thirds of GDP, was the lowest since the second quarter of 2002. The strong growth in residential fixed investments reflects improving labor markets, accelerating income growth, and low mortgage rates. Nonresidential fixed investment is currently driven by high returns on capital, good credit conditions, and healthy corporate balance sheets. Business investment's share of GDP is a historic low, indicating pent-up demand for new equipment and structures. Inflation remains low with consumer prices up 2.5 percent year-to-date through August 2004. Productivity growth (up 2.5 percent) remains above the historic average and continues to mitigate inflation pressures and restrain job growth. Unemployment in August 2004 was 5.4 percent (down from 6.0 percent in 2003) - the lowest rate since September 2001.

   However, some question the validity of the unemployment statistic due to individuals dropping out of the work force. Nonagricultural employment for 2004 is forecast to remain below the 2001 peak. Colorado's economic difficulties in Fiscal Year 2001-02 and 2002-03 affected net migration in calendar year 2003. Net in-migration declined from approximately 35,000 in 2002 to approximately 12,000 in 2003. However, the 2003 amount includes international in-migration of approximately 23,000 and out-migration to other states of nearly 11,000. This pattern likely results in replacing established households that have a high level of economic activity with new households that have a lower level of economic activity. Colorado personal income in first quarter 2004 was 3.7 percent higher compared with first quarter 2003. Wage and salary disbursements, which represent more than 55 percent of personal income, were 1.4 percent higher.

   The state's investment in capital assets at June 30, 2004, was $15.8 billion ($15.0 billion in Fiscal Year 2002-03). Included in this amount was $3.8 billion of depreciable capital assets net of $2.6 billion of depreciation. Also included was $12.0 billion that was primarily nondepreciable infrastructure reported under the modified approach. The state added $979.9 million and $868.4 million of capital assets in Fiscal Year 2003-04 and 2002-03, respectively. In Fiscal Year 2003-04, $546.2 million was recorded by governmental funds and $433.6 million was recorded by proprietary funds. Of the additions, $52.4 million was funded by general purpose revenues and the balance was funded by federal funds, cash funds, or borrowing. The state continued construction of a major project to rebuild a portion of Interstate 25 in Denver. The project increases the capacity and efficiency of the highway and adds a light rail line. The project is funded by Transportation Revenue Anticipation Notes (TRANs) authorized by a vote of the people in the November 1999 election. The state will repay the notes from future federal and other state revenues. Several other projects throughout the state that are funded by the TRANs are also underway. The state's commitments for capital expenditures are reported in the attached financial statements as fund balances reserved for encumbrances. At June 30, 2004, the state had commitments of $63.6 million ($35.0 million in Fiscal Year 2002-03) in the Capital Projects Fund and $731.8 million ($881.0 million in Fiscal Year 2002-03) in the Highway Users Tax Fund.

   Current estimates by the Governor's Office of State Planning and Budgeting
(OSPB) show significant growth in general-purpose revenues over the forecast horizon. These increases in revenue are a positive sign; however, growing TABOR refunds offset the anticipated revenue growth. The residual revenue growth may not be adequate to fund the long-term scheduled expenditure increases for education funding and debt service that are beyond management's immediate control. OSPB anticipates that under current law, General Fund appropriations growth in Fiscal Year 2005-06 will be limited to 1.4 percent in order to meet existing General Fund obligations. Several conditions could adversely affect the state's future operations including transfers to other funds - While one legislature cannot bind another, current law requires the General Fund to repay transfers from various cash funds when resources exceed General Fund obligations. Existing legislation also requires the transfer of any General Fund fund balance in excess of the four percent statutory reserve and TABOR refund to the Highway Users Tax Fund and the Capital Projects Fund in a two-thirds to one-third ratio, respectively. While this provision increases the funding for transportation and capital projects, it makes it unlawful to accumulate a surplus in the General Fund that would mitigate the effects of future revenue shortfalls.

   In Fiscal Year 2004-05, $121.8 million will be transferred out of the General Fund under this requirement. Pension Plan Contributions - The funding ratio (actuarial value of assets, using a four-year smoothed-market value, divided by actuarial accrued liability) of the State and School Division of the Public Employees Retirement Association (PERA) declined from 87.9 percent to 75.2 percent within its most recent fiscal year. The amortization period for the plan's liability is infinite, which means that at the current contribution level the liability associated with existing benefits will never be fully paid. The legislature recently set the state contribution rate at 10.15 percent. While this is an increase over Fiscal Year 2003-04, it is 1.3 percentage points (or
11.4 percent) below the average during the 1990s. PERA's actuary estimates that the contribution rate would need to be 17.3 percent to achieve the 40-year amortization period currently called for by the Governmental Accounting Standards Board. An increase in employer contribution is among the options available to address this problem, however, that option places additional pressure on all state funds that make payroll payments to PERA for covered employees. Election 2000 Amendment 23 - This constitutional requirement was intended to dedicate a portion of TABOR refunds to education programs. OSPB estimates that $289.7 million will be diverted from general purpose tax revenue in Fiscal Year 2004-05 under this requirement. In addition, the state is required to increase funding for education by specified percentages from General Fund sources. This revenue diversion and mandated expenditure growth infringes on general funding for other programs because of the existing spending limits. Cash Basis Accounting - For Fiscal Year 2002-03 and future years, the Legislature changed the budgetary accounting for June payroll and Medicaid expenditures to the cash basis. This causes the outflow of resources to be deferred into the following year. As a result, the state does not use full accrual accounting to calculate budgetary compliance. Instead, potentially significant liabilities are delayed until the following year under the hopeful assumption that subsequent revenues will be adequate to pay those liabilities.

   Departures from Generally Accepted Accounting Principles (GAAP) such as this are expected to adversely affect the state's credit rating. However, it will be difficult for the state to return to the GAAP basis for budgetary expenditures because of the significant one-time budgetary impact of recording payroll and Medicaid expenditures that were previously deferred. Temporary Spending Reductions - The Legislature made the following temporary spending reductions for Fiscal Year 2003-04: Payments to counties for the senior Homestead Property Tax Exemption were suspended reducing General Fund expenditures by an estimated $55 million. These payments were also suspended for Fiscal Year 2004-05. Payments to the Fire and Police Pension Association for Old Hire Pension Plans were suspended reducing General Fund expenditures by an estimated $25 million. These payments were also suspended for Fiscal Year 2004-05. These demands on the General Fund will return at the end of the suspension periods.

   Debt service payments on the remaining $1.5 billion of Transportation Revenue Anticipation Notes issued by the Department of Transportation begin in earnest in the upcoming fiscal years - $84.8 million and $168.0 million in Fiscal Years 2004-05 and 2005-06, respectively. While a portion of the debt services will be funded by federal funds, a significant amount will be funded by state sources. When most of the notes were issued, the diversion of surplus general-purpose revenues was expected to accumulate to fund that debt service. However, no diversion was available in recent years or the current year, and no material diversion or transfer is anticipated after Fiscal Year 2004-05. While this is not a General Fund responsibility, the use of other transportation resources to pay the debt service may be unacceptable because of the impact on road maintenance and construction statewide.

   Major Initiatives. As in the two prior fiscal years, the establishment of new programs was limited because of the significantly lowered revenue base. As a result, much of the fiscal legislation that was passed was in reaction to existing financial problems rather than establishing new programs. Nonetheless, the following significant changes will affect the state's future fiscal operations. Senate Bill 04-189 made several changes affecting the financing of higher education in Colorado. It established the College Opportunity Fund administered by the Colorado Student Loan Program. The fund will receive an annual appropriation from the state and will provide stipends at a fixed per-credit-hour rate to higher education institutions on behalf of eligible students attending state or participating private institutions. The bill authorizes the boards of state higher education institutions to designate their institutions as TABOR enterprises if they meet the TABOR enterprise requirements including receiving less than ten percent of annual revenues from state and local government grants.

   The Department of Higher Education is directed to enter fee for- service contracts with state higher education institutions for a range of higher education services including basic skills courses, graduate school services, and specialized and professional degree services. The bill provides that revenues earned by higher education TABOR enterprises in the form of stipends from the College Opportunity Fund and from the Department under fee-for-service contracts are not to be counted as state grants in determining whether the institution has received more than ten percent of its revenue from state and local government grants. House Bill 04-1021 lowered the blood alcohol level at which an individual is considered to be driving under influence of alcohol from 0.1 to
0.08 grams/milliliter. Lowering this limit allows the state to receive increased federal highway funds.

   One House bill and two Senate bills made changes to the Certified Capital Company Act that provided insurance premium tax credits to insurance companies that invested in qualified small businesses within the state. One bill created a Venture Capital Authority to receive contributions from insurance companies and provide the funds to qualified businesses as seed and early-stage investment. The qualifications for receiving the investment funds were made more restrictive, but the insurance companies providing the funds continue to receive a credit on their premium taxes. Another bill provides a tax credit to insurance companies equal to the company's contribution to CoverColorado, a component unit of the state that provides medical insurance coverage that would otherwise be unavailable to citizens. Multiple attempts were made to resolve the fiscal problems resulting from the combination of constitutional requirements associated with TABOR and Amendment 23. TABOR limits the amount of revenue the state may retain and spend while Amendment 23 mandates certain spending levels for primary education. Changing either TABOR or Amendment 23 requires a vote of the citizens, however, the legislature was unable to reach agreement on a ballot proposal.

   Budgetary Controls. The annual budget of the state for ongoing programs, except for federal and custodial funds, is enacted by the General Assembly. New programs are funded for the first time in the enabling legislation and continued through the Long Appropriations Act in future periods. For the most part, appropriations lapse at the end of the fiscal year unless extenuating circumstances prompt the State Controller to approve an appropriation rollforward. Capital construction appropriations are normally effective for three years. The state records the budget in its accounting system along with federal awards and custodial funds of the various departments. Revenues and expenses/expenditures are accounted for on the basis used for the fund in which the budget is recorded except for certain budgetary basis exceptions . Encumbrances are also recorded and result in a reduction of the budgeted spending authority.

   Encumbrances represent the estimated amount of expenditures that will be incurred when outstanding purchase orders, contracts, or other commitments are fulfilled. Encumbrances in the General Fund are not reported as a reservation of fund balance unless the related appropriations are approved for rollforward to the subsequent fiscal year. Fund balance is reserved for encumbrances that represent legal or contractual obligations in the Capital Projects Fund and the Department of Transportation's portion of the Highway Users Tax Fund. In developing the state's accounting system, consideration has been given to the adequacy of internal accounting controls. Internal accounting controls are designed to provide reasonable, but not absolute, assurance regarding the safeguarding of assets against loss from unauthorized use or disposition. Those controls also assure the reliability of financial records for preparing financial statements and maintaining the accountability for assets. The concept of reasonable assurance recognizes that the cost of a control should not exceed the benefits likely to be derived from that control. The evaluation of costs and benefits requires estimates and judgments by management. All internal control evaluations occur within this framework. We believe that the state's internal accounting controls adequately safeguard assets and provide reasonable assurance of proper recording of financial transactions.

   Revenues and Expenditures. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4 percent. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 3 percent for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5 percent of Colorado personal income or (ii) 106 percent of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 percent of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

   The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year. According to the OSPB after logging TABOR revenue surpluses for five years, the TABOR surplus vanished in FY 2001-02 and remained absent through FY 2003-04. The TABOR surplus disappeared because of the recession, Amendment 23, and the growth dividend. In FY 2004-05, the TABOR surplus reappears, totaling $53.1 million. From FY 2005-06 through the remainder of the forecast, the TABOR surplus is expected to range between $290 million and $950 million. The September 2004 OSPB forecast for the FY 2004-05 TABOR surplus is slightly lower than was forecast in June 2004, while the TABOR surpluses in FY 2005-06 and beyond are generally slightly higher. There are several reasons for the change. First, TABOR revenues received in FY 2003-04 were higher than anticipated in June 2004, permitting more of the growth dividend to be used in FY 2003-04. This raises the FY 2004-05 TABOR limit, which in turn, lowers the amount of the FY 2004-05 TABOR surplus, all things equal. Minor adjustments were also made to the FY 2004-05 General Fund and cash fund forecasts in light of the recent deceleration in national economic growth. Meanwhile, exceptionally low inflation in 2004 will result in a lower TABOR limit in FY 2005-06. The TABOR surplus in FY 2005-06 will thus increase.

   In FY 2003-04, the state's General Fund ended the year with a $346.3 million reserve. This reserve exceeded the statutory four percent reserve by $122.7 million. Based on the September 2004 OSPB revenue projections and the FY 2004-05 appropriation level, FY 2004-05 revenues will exceed the statutory four percent reserve requirement by $13.9 million. Under current law, two-thirds of this excess will be distributed to the Highway Users Tax Fund and one-third will be distributed to the Capital Construction Fund. General Fund revenues are expected to increase 3.5 percent in FY 2004-05 compared with FY 2003-04. This is a slightly slower pace than was reported in the June 2004 OSPB economic forecast. Colorado economic activity generally mirrors national economic activity and the national economy slowed in second quarter 2004. The subdued pace of economic growth at the national level is reflected in the September 2004 OSPB forecast for Colorado General Fund revenues.

   In Fiscal Year 2003-04 state revenues subject to TABOR were $8,332.0 million, which was $374.7 million above the limit. However a refund was not required because the state used 4.9 percentage points of the 6.0 percentage point growth dividend. The revenues were $545.1 million below the $8,877.1 million of revenues collected in Fiscal Year 2000-01. Even though population growth and inflation have occurred since Fiscal Year 2000-01 and the revenues are below the level of Fiscal Year 2000-01, the state would have been required to refund the $374.7 million if not for the growth dividend. The refund would have been required because the declining revenues in Fiscal Years 2001-02 and 2002-03 resulted in the ratchet down of the limit. In the first three years of operations under TABOR, the state did not exceed the revenue limitation. In Fiscal Years 1996-97 through 2000-01, state revenues exceeded the TABOR limitation by $139.0 million, $563.2 million, $679.6 million, $941.1 million, and $927.2 million, respectively. In total this amounts to refunds of $3,250.1 since TABOR's inception. On the nonbudgetary financial statements, the state recorded a liability in the General Fund at June 30 for these amounts in each fiscal year, and the amounts were refunded in subsequent years. Because the statutes at one time set refunds at 105 percent of the required amount, the state refunded an additional $128.1 million that was not required by the TABOR amendment. The Governor's Office of State Planning and Budgeting (OSPB) currently estimates that the remaining 1.1 percentage points of growth dividend will be used in Fiscal Year 2004-05, and a refund of $53.1 million will be required. OSPB expects the refunds to grow to $947.1 million by Fiscal Year 2009-10.

   Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

   Risk Management. The state self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the state has purchased insurance. The state uses the General Fund to account for the risk management function including operations and all current claims or judgments. Actuarially determined and other long-term risk management claims are reported only on the government wide Statement of Net Assets. Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund. The Regents of the University of Colorado are self-insured for workers' compensation, auto, general, and property liability. The Board of Governors of the Colorado State University System is self-insured for certain risks and participates in the state's risk management fund for other risks.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Colorado are rated Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Colorado IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Colorado IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Colorado IM-IT to pay interest on or principal of such bonds.

   The Colorado IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

                            CONNECTICUT RISK FACTORS

   Economic Condition and Outlook. After almost eight years of solid economic growth, Connecticut began to experience payroll job losses in Fiscal Year 2001. In Fiscal Years 2001, 2002 and 2003 the state's payroll job losses totaled 13,700, 10,300 and 19,100 respectively. Payroll employment for Connecticut was recorded at 1,653,000 jobs at the end of Fiscal Year 2003. The Fiscal Year 2003 job loss represented a 1.1 percent decline in employment as compared to a 0.4 percent job decline nationally during the same period. The first four months of Fiscal Year 2004 have been more promising with preliminary figures showing modest job growth.

   Over the past ten years, Connecticut has experienced a shift in the industrial make-up of its workers with manufacturing jobs being replaced by service sector jobs. This is a trend that began several decades ago. In 1993,
17.7 percent of Connecticut workers were employed in manufacturing. By 2003, this number stood at 12.5 percent. Conversely, service sector employment rose from 36.7 percent to 40.7 percent of the workforce during this period. The diversification of Connecticut's workforce has helped to mitigate the economic consequences of declines in specific industries such as defense. Despite these shifts, manufacturing continues to play an important role in Connecticut's economic life contributing approximately 16 percent of Gross State Product. Transportation equipment production (primarily aircraft engines and submarines) is the dominant manufacturing industry in Connecticut. The state also has a vibrant export sector with export growth of 11.3 percent in 2000 and 7 percent in 2001. Exports contribute just over 5 percent to Gross State product.

   Connecticut's unemployment rate was 4.9 percent at the end of Fiscal Year 2003 compared to a national rate of 6.4 percent. After a slight rise at the beginning of Fiscal Year 2004, the state's unemployment rate dropped back to 4.9 percent in October 2003.

   One reason for the state's relatively low unemployment rate is stagnation in its labor force growth. Between Fiscal Years 1993 and 2003, Connecticut's labor force actually declined slightly. Nationally during this period the labor force was growing at an annual average rate of 1.4 percent. Reversing the trend of a declining state labor force will prove important to Connecticut's long-term economic growth potential. A slight acceleration in the state's population growth has been observed since 1996. A continuation of this trend should also contribute to labor force growth.

   Connecticut continues to be a national leader in income measurements. Connecticut's 2002 per capita income of $42,829 was 38.9 percent above the national average. Connecticut's median household income of $53,347 was 26.3 percent above the national average. Although Connecticut continues to hold its position as a high-income state, its comparative advantage over the rest of the country has declined through the first half of 2003. Through the first two quarters of 2003, Connecticut ranked 42nd in the country in personal income growth. It is projected that as Connecticut emerges from recession and job losses, its comparative income advantage will reemerge.

   Connecticut's housing market remained strong throughout the recent recession. Historically low interest rates contributed to the strong real estate activity. Home sales advanced at double-digit growth rates and home prices in the greater Hartford-New Haven area increased by 14 percent through the first three quarters of 2003 as compared to the same period a year earlier.

   Preliminary estimates point toward a growing national economy as 2003 ends. This bodes well for Connecticut's economic future. In the third quarter of 2003, preliminary estimates show Gross Domestic Product growth of 8.2 percent.

   MAJOR GOVERNMENT INITIATIVES

   TECHNOLOGY INITIATIVE

   In July 2003, the state implemented the first phase of a new fully integrated, Internet based financial management and human resources system called Core-CT. The system provides a single point of entry for all state financial, human resources and payroll data. Core-CT contains central and agency accounting, purchasing, accounts payable, assets, inventory, payroll, time and attendance, worker's compensation, personnel and other business systems. The human resources/ payroll component of Core-CT came on-line in October 2003.

   The implementation of Core-CT is the product of several years of work to improve the state's financial reporting and management information systems. This work is continuing with the development of additional system modules. Core-CT will ultimately allow the state to gather more detailed financial and personnel data than had been available in the past, and to better analyze the effectiveness and efficiency of governmental programs. Over the next decade it is anticipated that Core-CT will help the state to improve its delivery of services to the people of Connecticut and to reduce program costs through efficiencies.

   From an information technology perspective, Core-CT has allowed the state to standardize and modernize its computer technology bringing uniformity to the computers, programming languages, and data base packages utilized by state government. Core-CT utilizes PeopleSoft ERP software.

   TAX POLICY INITIATIVES

   By the beginning of Fiscal Year 2003, it was clear that the state was facing its second straight year of a significant General Fund deficit. Estimates during the first half of the fiscal year indicated that the deficit was in excess of half a billion dollars and growing. In February 2003, a deficit mitigation plan was enacted (Public Act 03-2). This plan raised General Fund revenue by an estimated $439.8 million in Fiscal Year 2003 as detailed below.

     o The personal income tax rate on the upper income bracket was raised from 4.5 percent to 5 percent for an estimated revenue gain of $207.4 million.

     o The sales and use tax base was expanded to include items such as media services, advertising, health clubs and magazines, adding $10.4 million in revenue.

     o The cigarette tax rate increased 40 cents to $1.51 per pack, which was estimated to raise $27.5 million in additional revenue.

     o A surcharge of 20 percent was imposed on the corporation tax with a projected revenue gain of $32.4 million.

   Various other one-time revenue enhancements were implemented to add an additional $70 million to General Fund revenue in Fiscal Year 2003.

   DOWNSIZING THE STATE'S WORKFORCE

   In response to growing Fiscal Year 2003 General Fund deficit estimates, the Governor and legislature took action to reduce state spending. A major part of the spending reduction plan included downsizing the state's workforce.

   Beginning in December 2002, the Governor laid off 1,886 General Fund employees for estimated savings in Fiscal Year 2003 of $9.2 million. These layoffs were in lieu of other state employee union concessions that were rejected by the Governor.

   To achieve additional personnel savings, the legislature included an early retirement incentive program in its February deficit mitigation act. The program was intended to create $36.9 million in Fiscal Year 2003 savings. Over 4,500 employees took advantage of the program.

   The deficit mitigation plan contained an additional $129.4 million in programmatic savings. Approximately half of this savings target was realized.

   BUDGETARY AND OTHER CONTROL SYSTEMS

   In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provided a framework for placing a cap on budgeted appropriations. Annual budgeted appropriations are capped at a percentage increase that is based on either the five-year average annual growth in the state's personal income or inflation, whichever is higher. Debt service payments, certain statutory grants to distressed municipalities, and appropriations required by federal mandate or court order are excluded from the limits of the cap. The spending cap can be lifted if the Governor declares the existence of extraordinary circumstances and the General Assembly by a three-fifths vote approves appropriations in excess of the cap.

   Budget control is maintained at the individual appropriation account level by agency as established in authorized appropriation bills. The allotment process exercises control over obligations or commitments. The Governor, through his budget office, allots funds for both budgeted and non-budgeted accounts and funds. The Governor is permitted to modify appropriations through the allotment process under certain circumstances and within percentage limitations specified by the General Assembly.

   Elected officials, agency commissioners, directors of public benefit corporations and agency managers are responsible for establishing internal control structures. Good internal control systems ensure that: resource use is consistent with laws, regulations and polices; resources are safeguarded against waste, loss and misuse; and reliable data are obtained, maintained and fairly disclosed in reports. The Office of the State Comptroller has worked to improve the overall internal control environment in state government. This work has included improvements to the central state accounting system that advance internal control efforts.

   CASH MANAGEMENT

   The State Treasurer continually monitors cash flow to maximize the utilization of cash resources. During the year, temporary balances are invested in the state's short-term investment fund. This fund is a money market investment pool with investments consisting of certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements, federal agency securities, and other investments with various ranges of maturities. The investment income and average yield rate for Fiscal Year 2003 for this fund was approximately $60 million and 1.64 percent respectively.

   Bank balances at June 30, 2003 were $177.1 million of which about 67 percent was insured or protected by collateral.

   DEBT MANAGEMENT

   The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2002, the State had authorized direct general obligation bond indebtedness totaling $16,468,814,000, of which $15,102,913,000 had been approved for issuance by the State Bond Commission and $13,430,976,000 had been issued. As of November 1, 2002, net State direct general obligation bond indebtedness outstanding was $8,973,711,000. In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of November 1, 2002, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,066,600,000.

   The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2002, the State's outstanding obligation was $1,124,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000.

   General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

   In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

   The State's general obligation bonds are rated Aa3 by Moody's and AA by both Standard & Poor's and Fitch. As of August 22, 2002, Moody's and Standard & Poor's had each revised its credit outlook on such bonds from "stable" to "negative."

   Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

   LITIGATION

   The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes;
(vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (ix) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; (x) two sales and use tax refund cases involving claims of exemption for purchases by aircraft manufacturers of certain property used by them in conducting certain research and development activities; (xi) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; and (xii) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs.

   As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years and to substantially increase the voluntary inter-district busing program in that area. The anticipated cost of compliance over the four-year period is $45,000,000.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Connecticut are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Connecticut IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Connecticut IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Connecticut IM-IT to pay interest on or principal of such bonds.

   The Connecticut IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

                              FLORIDA RISK FACTORS

   Economic Outlook. Florida's economic growth accelerated in fiscal year 2003-04 and performed moderately better than the rest of the nation. While the U.S. experienced a minimal increase in non-farm employment in fiscal year 2003-04, Florida posted a strong growth rate, had a low unemployment rate, and strong income growth rate. This performance could be attributed to favorable natural, economic, and tax environments, and a growing population that fueled increased demand for goods and services. Florida remains top ranked in the nation in total job growth and generates the fastest job growth rate among the ten most populous states. Florida's non-farm employment grew 1.9 percent in fiscal year 2003-04, adding 139,200 jobs. Increases in jobs were led by gains in professional and business services, construction, educational and health services, leisure and hospitality, financial activities, and government. Sixty percent of the job increase in fiscal year 2003-04 came from professional and business services, and education and health services. With the strengthening economy, non-farm employment is anticipated to add 192,700 jobs in fiscal year 2004-05, resulting in a 6.3 percent increase to wages and salaries. The unemployment rate is anticipated to decline slightly from 4.8 percent in fiscal year 2003-04 to 4.6 percent in fiscal year 2004-05.

   Population has been a major source of increased economic activity in Florida, which grew by 2.17 percent in fiscal year 2003-04. The state's population is expected to increase by 353,200 in fiscal year 2004-05. Over the next ten years, population growth is estimated to reach 3.1 million. Population growth has been a major driver of Florida's sustained economic expansion as the demand for housing, durable and non-durable goods, and other services continues to increase. The projected growth in population will continue to fuel the state's economic expansion.

   Florida was hit by four major hurricanes in 2004. It destroyed thousands of homes and businesses. Massive reconstruction activities are underway to rebuild homes, businesses, and public infrastructures. In fiscal year 2003-04, housing starts spiked, adding 230,800 homes as a result of low mortgage rates. Even though mortgage rates are projected to increase in 2004-05, the surge in construction is expected to continue because of massive reconstruction to rebuild the devastated areas in Florida. Billions of dollars from the federal government, the state, and insurance claims are pouring into the state for reconstruction. Thus, total construction employment, which added about 21,900 jobs in fiscal year 2003-04, is anticipated to create another 17,900 jobs in fiscal year 2004-05. Residential construction expenditures, which rose 31.5 percent in fiscal year 2003-04, are expected to increase in fiscal year 2004-05. Aside from construction, other sectors of the Florida economy are anticipated to rise as well.

   Florida's economy has continued to show its strength and resilience even after the hurricane devastation. Florida's economy has steadily been expanding at a much higher growth rate than expected, as evidenced by the strength of its labor market and the rise in personal income. The long-term growth is projected to be stronger than previously anticipated, as Florida's economic fundamentals remain strong. Such strength should provide stimulus for the State's economy to continue its sustained future growth.

   Revenues and Expenditures. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Total revenues and total expenditures at the end of the 2003-2004 fiscal year (June 30, 2004) were approximately $50.9 billion and $49.4 billion, respectively. The total fund balance at June 30, 2004 for governmental funds was $14.3 billion.

   Debt Management. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Section 11 of Article VII of the State Constitution authorizes the State to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Division of Bond Finance of the State Board of Administration has the responsibility to issue all state bonds.

   Florida's outstanding general obligation bonds at June 30, 2004, totaled approximately $18 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

   Florida's 1997 tobacco settlement is expected to total approximately $13 billion over the initial 25-year period. As of June 30, 2004, the state has received approximately $4.2 billion from the settlement. The settlement anticipates that the state will use the funds for children's health care coverage and other health-related services and for mandated improvements in state enforcement efforts regarding the reduction of sales of tobacco products to minors.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Florida are rated AAA by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Florida IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Florida IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Florida IM-IT to pay interest on or principal of such bonds.

   The Florida IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

                              GEORGIA RISK FACTORS

   Economic Condition and Outlook. Fiscal year 2004 has been a year of improving economic conditions both in the U.S. and in Georgia. Since the trough in the third quarter of 2001, the national economy has achieved positive rates of growth in each subsequent quarter. Georgia's economy has grown in synch with that of the United States. In addition, Georgia saw healthy job gains in fiscal year 2004. Georgia's growth in non-farm employment has generally followed rising U.S. employment trends, albeit at lower rates of growth than for the nation as a whole. Georgia added in excess of 53,000 non-farm jobs in fiscal year 2004, after a decline in employment levels of about 42,000 jobs in fiscal year 2003.

   Georgia's economic outlook translates into a forecast of continued real growth in personal income and in non-farm employment. While employment is expected to grow, it is likely that employment growth will continue to lag that of the nation. Several of Georgia's key employment segments are expected to grow slowly due to sector specific factors. In travel, transportation & utilities, growth is expected to be supported by growth in demand for air cargo, trucking and rail services. However, employment in Georgia's passenger air segment is expected to suffer as Delta Air Lines struggles with its high cost structure in the face of mounting competition from discount carriers. In information, consolidation among telecommunications services providers is expected to constrain near-term growth potential. Finally, business and professional services employment is expected to grow slowly as professional services providers have faced slowing demand for their services. Given the economic outlook for fiscal year 2005, State revenues are projected to grow 6.1% with tax collections increasing approximately 6.5%.

   The assets of the State exceeded its liabilities at the close of the fiscal year by $19 billion (reported as "net assets"). Of this amount, $1.9 billion (reported as "unrestricted net assets") may be used to meet the State's ongoing obligations to citizens and creditors. Component units of the State reported net assets of $4.4 billion for the fiscal year ended June 30, 2004. The State's total net assets (including restatement of the prior year balance) decreased by $710 million.

   Governmental Funds. As of the close of the current fiscal year, the State's governmental funds reported a combined ending fund balance of $4.8 billion, with $1.3 billion of this total available for spending at the government's discretion (unreserved fund balance). At the end of the fiscal year, unreserved fund balance for the general fund was $31 million, or 0.13% of total general fund expenditures.

   Proprietary Funds. Net assets at the end of fiscal year 2004 totaled $6.9 billion. Total net assets for the Enterprise Funds (including restatement of the prior year balance) increased by $253 million during the fiscal year; Internal Service Funds decreased by $51 million.

   Major Initiatives. Fiscal Policy. In order to better manage the finances of the State of Georgia, the Governor has employed a new financial organization headed by a Chief Financial Officer. The Governor has also organized three councils to inform and advise the administration on financial management issues.

   Commission for a New Georgia. The Commission for a New Georgia was created in June 2003 as part of the Governor's desire to improve the culture of State government. The Commission is an innovative public-private partnership formed to create breakthrough ideas to help Georgia become a better-managed state and to envision Georgia's strategic future. The Commission brings together some of Georgia's best and brightest to create innovative solutions that will help Georgians save money, grow the State's economy, and make Georgia's residents healthier, safer, and well-educated.

   State Accounting Office. The State Accounting Officer was appointed and the State Accounting Office was created in October of 2004. The State Accounting Office worked together with the Department of Audits and Accounts to prepare this report. Future Comprehensive Annual Financial Reports will be prepared by the State Accounting Office and will be audited independently by the Department of Audits and Accounts. This will remedy the situation requiring the independence qualification in this and previous years' Auditor's Reports.

   Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt from the State, to provide the means for the proper application of the proceeds of such debt, and to establish the procedure for protecting the holders of such debt. Under the Constitution of the State of Georgia, the highest aggregate annual debt service (principal and interest) for all outstanding general obligation and guaranteed revenue debt may not exceed 10% of the previous fiscal year's revenue collections. The highest total annual commitments at June 30, 2004, were 6.51% of the 2003 revenue collections. At June 30, 2004, outstanding general obligation debt issues of the State of Georgia totaled $6,513,380,000 and outstanding guaranteed revenue bonds issued by certain discretely presented component units were $726,322,403.The State's long-term liabilities totaled $7.4 billion at June 30, 2004. General obligation debt is the major component comprising 87% of these liabilities.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly. The State Depository Board is designated by State law as the oversight Board for Georgia's cash management and investment policies. The Office of Treasury and Fiscal Services ("OTFS") acts as the administrative agent of the Board. OTFS invests temporarily idle cash in statewide investment pools. All such funds are invested considering first the probable safety of capital and then probable income, while meeting daily cash flow requirements and conforming to all statutes governing the investment of public funds.

   Risk Management. The State assumes substantially all risks associated with the following: Claims of covered employees for medical insurance and group life insurance benefits; Claims with respect to death or permanent disability of any law enforcement officer, fireman, or prison guard in the line of duty (limited to a five year disbursement totaling $75,000 or an immediate lump sum settlement of $65,221 per occurrence); Claims of covered employees for workers' compensation benefits; Claims of State employees for unemployment compensation benefits; Liability claims against employees of the University System of Georgia; and Liability claims in connection with abatement and removal of asbestos and other hazardous materials.

   The State also purchases commercial insurance coverage and self-insures to cover risks associated with the following: State owned real and personal property; Liability claims actionable under the law which parties may file against the State, its agencies, officials, employees or appointees; Liability claims against State authorities arising from their operations; and Honesty and faithful performance bonds on employees.

   Various risk control techniques are utilized to minimize accident-related losses. These techniques include safety inspections, assistance in establishing safety programs, training and certification of employees as American Automobile Association instructors, and maintenance of an extensive safety library.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Georgia are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Georgia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Georgia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Georgia IM-IT to pay interest on or principal of such bonds.

   The Georgia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Georgia or contained in Official Statements for various Georgia Municipal Obligations.

                               KANSAS RISK FACTORS

   State Profile. The State government is comprised of three branches: the Executive Branch, with the Governor as chief executive; the Legislative Branch, consisting of a Senate of 40 members and a House of Representatives of 125 members; and the Judicial Branch, which includes the Supreme Court, the Appeals Court and the District Trial Courts. The State provides a full range of services including education, safety, social services, recreation and transportation. The annual budget serves as the foundation of the State's financial planning and control. On or before October 1, agencies are required to submit annually or biennially budget estimates for the next fiscal year to the Division of Budget. These estimates are used in preparing the Governor's budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

   Economic Factors and Next Year's Budgets and Rates. According to the Kansas Department of Human Resources Kansas Labor Market Information News Release for July 2004, employment in the State of Kansas for June 2004 is improving. Compared to June 2003, employment increased by 69,275 jobs. The unemployment rate was 4.9 percent for June 2004, compared to 5.9 percent in June 2003. Overall, Kansas employment is expected to increase by 14.3 percent from the year 2000 to 2010. (Sept. 2004 Kansas Economic Information, Center for Economic Development and Business Research, Vol. XXXIV, No. 9)

   The Kansas economy is expected to continue the trend of subdued, but positive growth through calendar year 2006. The national economy is also expected to grow at a slower pace over the next two years. The University of Kansas Policy Research Institute reports 2003 per-capita personal income was $29,935 and ranked 26th of all the states. The Kansas Department of Commerce reports the cost of doing business in Kansas is 94.9 when compared to the national average of 100.0.

   State investment in capital assets for its governmental and business-type activities as of June 30, 2004, amounts to $10.1 billion. This investment in capital assets includes land, buildings, improvements, equipment, infrastructure and construction in progress. Infrastructure assets are items that are normally immovable and of value only to the State, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items. The Kansas Department of Transportation used the modified approach for valuing their infrastructure. The roadways' conditions are assessed using a pavement management system. The bridges' conditions are assessed using the Pontis Bridge Management System. The conditions for the roadways and the bridges exceeded the Department's policy for minimum condition levels. The total increase in the investment in capital assets for its governmental and business-type activities for the current fiscal year was about 3.6 percent in terms of net book value. The majority of capital asset expenditures were used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $71 million.

   Net assets decreased by $329 million or 3.5%. Approximately 54.8% of the total revenue came from taxes, while 28.7% resulted from grants and contributions (including federal aid). Charges for various goods and services provided 12.7% of the total revenues. Expenses cover a range of services. The largest expenses were for general (public schools), social services, and highways.

   Financial Highlights. The assets of the State exceeded its liabilities at fiscal year ending June 30, 2004 by $ 9. 5 billion (presented as "net assets"). Of this amount, $0.9 billion was reported as unrestricted net assets, which represents the amount available to be used to meet ongoing obligations to citizens and creditors. Total net assets decreased by $ 329 million (3.5% decrease) in fiscal year 2004. Net assets of governmental activities decreased by $ 300 million (3.4 % decrease), and net assets of the business -type activities decreased $28.8 million (4.4% decrease).

   Fund Highlights. For fiscal year 2004, the governmental funds reported a combined ending fund balance of $ 988 million, an increase of $ 256 million in comparison with the prior year. Of the total amount, $717 million represents the fund balance of the Transportation Fund. There is ($414) million in the unreserved fund balances" with substantially all being in the Transportation Fund and Transportation-Capital Project Fund. The designated balances of $1,402 million include the reserve for inventory of $22 million and the reserve for encumbrances of $1,066 million.

   Differences existed between the original budget and the final budget. Revenue estimates were lowered by approximately $75 million and expenditure estimates were also lowered by approximately $192 million. The original estimates provided for an excess of revenues over expenditures of a negative $31 million. The final budget provided for an excess of $ 86 million of revenues over expenditures. In reality, fiscal year 2004 was closed with an excess of revenues over expenditures of $202 million.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation-establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

   Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

   The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of expendable resources. Such information is useful in assessing the financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year. As of the end of the current fiscal year, governmental funds reported a combined ending fund balance of $674 million, a decrease of $623 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed to liquidate contracts and purchase orders of the prior fiscal year in the amount of $1,053 million or for inventory in the amount of $22 million.

   The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the General Fund was a negative $54 million, while the total fund balance reached a negative $35 million. This deficit fund balance was a result of year-end payables and commitments exceeding available resources. As a measure of liquidity of the General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 1.3 percent of total general fund expenditures, while total fund balance represents 0.8 percent of that same amount. The fund balance of the General Fund decreased by $113 million during the current fiscal year. This is a 144.9 percent decrease from the prior year.

   State investment in capital assets for its governmental and business-type activities as of June 30, 2003, amounts to $10.8 billion. This investment in capital assets includes land, buildings, improvements, equipment, infrastructure and construction in progress. Infrastructure assets are items that are normally immovable and of value only to the State, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items.

   The Kansas Department of Transportation used the modified approach for valuing their infrastructure. The roadways' conditions are assessed using a pavement management system. The bridges' conditions are assessed using the Pontis Bridge Management System. The conditions for the roadways and the bridges exceeded the Department's policy for minimum condition levels. The total increase in the investment in capital assets for its governmental and business-type activities for the current fiscal year was about 3% in terms of net book value. The majority of capital asset expenditures were used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $130 million.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. KDFA is a public body politic and corporate, constituting an independent instrumentality of the State of Kansas. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term bond debt obligations increased by $809 million during the current fiscal year.

   The key factor in this increase was the issuance of $648 million for Highway Bonds, KDOT Series 2003 A & B, 2003 C, and 2004A, and $500 million in KPERS Retirement System Bonds Series 2004 C. The State's total long-term debt obligation showed a net increase of $271 million (9.4%) during the current year. This increase was primarily due to the increase of $144 million in revenue bonds, $135 million in STAR bonds, and $31 million in capital leases and was offset by the decreases of $37 million in claims and judgments and $3 million in loan reserve payable.

   The State's total long-term debt obligation showed a net increase of $775 million (18.5%) during the current year. This increase was primarily due to the increase of $ 809 million in revenue bonds, $25 million in STAR bonds, $ 9 million in capital leases and $23 million in notes payable, and was offset by a decrease of $105 million in claims and judgments.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

   Risk Management. The State maintains a combination of commercial insurance and self -insurance to cover the risk of losses to which it may be exposed. This is accomplished through risk management and various outside entity commercial insurance providers. It is the policy of the State to cover the risk of certain losses to which it may be exposed through risk management activities. In general, the State is selfinsured for certain health care claims (prescription drug and dental plus three of eight medical health plan options), State employee workers' compensation, long-term disability, tort liability, personal property, and real estate property losses up to $500,000 (except where separate coverage is required by bond covenant). The State has commercial vehicle liability coverage on all vehicles, and a statewide commercial policy on real property valued at $500,000 or more (except where separate coverage is required by bond covenant). Insurance settlements have not exceeded insurance coverage for the past three fiscal years. Risk is managed by positively addressing various benefits and liabilities through review, legislation and administration to assure that claims are promptly and correctly adjudicated and that appropriate and fair benefits and liabilities are reflected in the statutes and regulations. Where cost effective and appropriate, such as limiting the impact of a catastrophic occurrence to the State buildings, the State has limited its exposure through high deductible catastrophic loss insurance.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Kansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Kansas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Kansas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Kansas IM-IT to pay interest on or principal of such bonds.

   The Kansas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

                              KENTUCKY RISK FACTORS

   Economic Condition and Outlook. National Economy The recent recession lasted just eight months and was officially over in November 2001, but the economy seems to have remained in the doldrums for much longer. Historically, a typical contraction is followed by a sharp rebound in response to factors related to pent-up demand and low inventories. However, this did not happen in a sustained way during this recovery. To stimulate the economy, the federal government adopted an aggressive fiscal policy in the form of tax cuts, and the Federal Reserve lowered interest rates. The combined effect of these policies finally prodded the economy onto a path of strong recovery. Initially increased economic output, measured by real gross domestic product (GDP) increased. The greater output, however, did not translate into more jobs in either the nation or Kentucky. Then, beginning in January 2004, employment started picking up and so did consumer confidence.

   Real GDP is estimated to have grown by a robust 4.6 percent during fiscal year 2004, following growth rates of just 0.7 percent in fiscal year 2002 and
2.6 percent in fiscal year 2003. The strong growth confirms that the recession is finally over. During the next two years, real GDP is expected to increase by
4.5 percent in fiscal year 2005 and 3.0 percent in fiscal year 2006. Real consumption for fiscal year 2004 was up 4.1 percent, rebounding strongly from the 2.8 percent growth seen a year ago. Historically low interest rates lured consumers to purchase big-ticket items, driving the consumption of durable goods up by 10.1 percent. The strongest gain during the year was in the purchase of furniture (up 13.6 percent) and in motor vehicles and parts (up 7.5 percent). Consumer confidence, as displayed by the purchase of houses and automobiles, is impacted by economic reality and "feel good" factors.

   However, the 8.6 percent increase in business investment in fiscal year 2004 meant that businesses were willing to expand capacity and employ new capital in the belief that the recovery was well entrenched. U.S. personal income was up
4.7 percent in fiscal year 2004 and is forecasted to increase by 5.9 percent in fiscal year 2005 and 5.1 percent in fiscal year 2006. The employment picture is expected to change during the next two years with strong growth rates of 2.0 and
1.7 percent.

   Kentucky's Economy Following the recovery in U.S. gross domestic product (it surged by 8.2 percent in the July-to-September quarter of fiscal year 2004), expectations for a similar recovery were high for the Kentucky economy. Unfortunately, the growth in national GDP failed to translate into a rebound in Kentucky's employment and income during the first half of the year. Increased investment in infrastructure during the "new economy" surge of the 1990s paid off in terms of productivity improvements. Thus, an increase in output did not initially translate into an increase in Kentucky employment in the high-wage manufacturing sector. By the second half of fiscal year 2004, however, employment began to increase in Kentucky.

   Overall, nonagricultural employment growth for the year was 0.2 percent, the same as the national average. Service-providing industries, which comprise a little over 60 percent of all employment, posted job gains of 1.0 percent. Employment in the goods-producing sector, which provides jobs for about one-fifth of Kentucky, declined by 0.6 percent. Employment in government declined by 1.9 percent. As the economy firms up during the next two years, employment is forecasted to show strong gains. Total nonagricultural employment is expected to be up by 1.7 percent in fiscal year 2005 and 1.5 percent in fiscal year 2006. The net job gain during the two-year period is estimated at 58,300. Manufacturing employment is expected to rebound and post gains of 1.8 and 1.0 percent during the current biennium. Personal income is a measure of spending power. Kentucky's personal income growth in fiscal year 2004 averaged
4.8 percent, compared to 4.7 percent nationally. The wage and salary component grew by 3.5 percent. The slim growth 5 in the wage component is due to the slow employment recovery, especially in the traditionally high-wage manufacturing and business services sectors. In fiscal year 2005, Kentucky's personal income is expected to rebound with a gain of 5.6 percent, followed by 4.7 percent growth in fiscal year 2006.

   The unemployment rate for the Commonwealth of Kentucky is currently 5.5 percent, which is approximately the same as a year ago. This compares to the nation's average unemployment rate of 5.6 percent. Inflationary trends in the region compare favorably to national indices as well. These factors are considered by legislative leaders and management in preparing the Commonwealth's budget for future years. The Consensus Forecast Group revised the original revenue estimate for fiscal year 2004 decreasing the General fund estimate by $261.3 million and the Transportation fund by $16.6 million. As a result of the combined economic factors, the overall economic condition of the Commonwealth has improved and is expected to continue improving.

   Long-Term Financial Planning. Kentucky has by statute (KRS 48.705) a set goal of maintaining a Budget Reserve Trust Fund (BRTF) balance of five percent of general fund revenues. As of June 30, 2004, the BRTF was approximately $300 million short of this goal. The BRTF was reduced to this level as part of the budget balancing measures of the previous administration. The Fund was tapped to supplement revenue shortfalls in fiscal year 2001 and fiscal year 2002, to finance essential public services. It is the policy of the current administration to earmark a portion of any year-end surplus to replenish the BRTF in order to achieve the desired balance.

   Major Initiatives. Fiscal year 2004 was an unusual, if not unique, year in Kentucky's recent fiscal history. Most notably, the year was marked by gubernatorial transition, a significant formal budget reduction action, legislative failure to enact the biennial budget, and a modest upturn in the state's economy and revenue collections nearing the end of the fiscal period. The fiscal year began in July 2003 with implementation of the Executive and Judicial Branch budgets that had been enacted by the General Assembly in the 2003 Regular Session. This marked the first time in Kentucky's modern political history in which the General Assembly had enacted a biennial budget in its "odd year" and "short session." That action occurred in the odd year session because the 2002 Regular Session of the General Assembly and a subsequent Special Session of the General Assembly ended without enacting biennial budgets for the Executive and Judicial Branches of government.

   Ultimately, when the General Assembly convened in Regular Session in February and March of 2003, it took the action it had previously deferred - a first in Kentucky history. That 2003 Session of the General Assembly then enacted a budget for the remainder of the 2002-2004 biennium. The budget that was enacted was a very lean one reflecting across-the-board cutbacks in spending compared with an "Executive Branch Spending Plan" and "Judicial Branch Spending Plan" under which Kentucky government had operated during the period July 1, 2002 - March 22, 2003, in the absence of legislatively enacted budgets. Both the Governor and Chief Justice of the Supreme Court had issued Executive Orders at the outset of fiscal year 2003 to set forth spending parameters for their respective branches of government in the absence of legislatively conferred appropriations. In November 2003, Kentucky elected a new Governor upon the expiration of the previous Governor's term of office. For the first time in 32 years, the gubernatorial election in Kentucky resulted in a change of political parties in the Governor's Office. No sooner had the new Administration taken office than it was confronted by a significant shortfall in revenues compared to the belated budget enacted by the 2003 Session of the General Assembly for fiscal year 2004. In response, in January 2004, the new Governor executed an Official Budget Reduction Order reducing or realigning state spending by $302 million for the remainder of fiscal year 2004.

   This action was completed the day before the 2004 Regular Session of the General Assembly convened. When the General Assembly adjourned in April 2004, for the second time in the Commonwealth's history and the second consecutive biennial session it did so without enacting a budget for the Executive Branch. While the Governor indicated that "he would call a Special Session of the General Assembly should a consensus on a budget emerge between the Leadership of respective Legislative Chambers," no consensus emerged prior to the close of the fiscal year and no Special Session was convened. At the same time, during the final months of the fiscal year, state revenues began to accrue in excess of the amounts estimated by the Consensus Forecasting Group in its December forecast that had triggered the issuance of the Governor's Budget Reduction Order in January.

   This late year upturn enabled the Commonwealth to close the fiscal year with a modest surplus compared to the mid-year estimates. Nonetheless, even with this late year upturn, the additional revenues realized at year-end totaled fewer dollars than the amounts that had 6 already been cut from the budget in the January Reduction Order. Thus, the fiscal year concluded on a brighter revenue note than what had been experienced in several fiscal years, even though revenue collections still did not meet the estimates upon which the enacted budget for fiscal year 2004 had been predicated. As had occurred two years previously in the absence of a legislatively enacted budget for the Executive Branch, just prior to the end of the fiscal year, the Governor issued an Executive Order setting forth a "Public Services Continuation Plan" for the Executive Branch. This spending plan set out an allocation of dollars for each state agency for the first quarter of fiscal year 2005. Immediately the Order was challenged by a number of groups who filed suit against its implementation seeking to enjoin or otherwise restrict the Governor and Executive Branch from operating absent a legislatively enacted budget.

   However, when the fiscal year 2004 ended and fiscal year 2005 began on July 1, the Circuit Court declined to grant an injunction or other relief to the plaintiffs and the Executive Branch continued operating under the parameters of the Governor's Executive Order (the Public Services Continuation Plan). It should be noted that the Public Services Continuation Plan did not permit all normal financial activities of the government to continue. It specifically omitted all new revenue bond issues and the capital projects that they would normally support. A Judicial Order issued in July 2004 expressly prohibited spending on any "new programs or projects." As of late October 2004, the Executive Branch of the Commonwealth continued to operate under the Public Services Continuation Plan for which the Governor issued a second quarter authorization by Executive Order 2004-1092 dated September 30, 2004.

   Capital Assets. The Commonwealth's investment in capital assets for its governmental and business-type activities as of June 30, 2004, amounts to $19.5 billion, with accumulated depreciation of $824 million, leaving a net book value of $18.7 billion. This investment in capital assets includes land, improvements, buildings, equipment, construction in 22 progress, infrastructure and intangibles. Infrastructure assets are normally immovable and of value only to the Commonwealth, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items. The total increase in the Commonwealth's investment in capital assets for the current fiscal year was about 3.72 percent in terms of net book value. However, actual expenditures to purchase or construct capital assets were $698 million for the year. Most of this amount was used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $80.7 million.

   Debt Administration. The authority of the Commonwealth to incur debt is described in Article X, Section 25, of the Kentucky Constitution. In 1987, the Commonwealth created the Executive Bond Oversight Commission and the Legislative Bond Oversight Commission. The commissions meet jointly to review all proposed debt issuance. Both commissions must approve each financing plan before obligations are issued. The legislation that created the bond oversight commissions also created the position of Commonwealth Bond Advisor, who advises the commissions and must approve the pricing and fees associated with any debt issuance.

   The Commonwealth of Kentucky's bonded debt decreased by $60 million to $3,225,431, a 1.90% increase during the current fiscal year. No general obligation bonds were authorized or outstanding at June 30, 2004. The key factor in this increase was the issuance of new debt during fiscal year 2004.

   Cash Management. The Commonwealth's investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission, comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and gubernatorial appointees of the Kentucky Banker's Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

   The Commonwealth's investments are categorized into four investment pools:
Short-term, Intermediate-term, Long-term and Bond Proceeds Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short-term Pool consists primarily of General Fund cash balances and provides liquidity to the remaining pools. The Intermediate-term Pool represents Agency Fund investments, state held component unit funds and fiduciary fund accounts held for the benefit of others by the Commonwealth. The Long-term Pool invests funds deemed appropriate for the pool where liquidity is not a serious concern. The Bond Proceeds Pool is where bond proceeds for capital construction projects are deposited until expended for their intended purpose.

   The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The State Investment Commission expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over-the-counter treasury options, interest rate swaps, mortgage backed securities, collateralized mortgage obligations and asset backed securities.

   The Commonwealth has used over-the-counter treasury options since the mid-1980s to hedge and add value to the portfolio of treasury securities. These transactions involve the purchase and sale of put and call options on a covered basis, holding either cash or securities sufficient to meet the obligation should it be exercised. The State Investment Commission limits the total option commitment to no more than twenty percent of the total portfolio of treasury and agency securities. Historically, actual commitments have been less than ten percent of the portfolio. The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102% of eligible collateral, marked to market daily. Eligible Collateral is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent lends the Commonwealth's treasuries and agencies, takes the cash received from the loan and invests it in securities authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth. At the present time the Commonwealth has entered into an agent agreement that has a guarantee of 10 basis points of the average market value of securities in the program.

   On June 20, 2003, the State Investment Commission adopted Resolution 03-03, which amended the Commonwealth's investment policy concerning asset-based interest rate swaps. The change modifies the exposure limits from a $200 million notional amount to a net market value approach, the absolute value of which cannot exceed $50 million for all counter-parties. The Commonwealth engages in asset-based interest rate swaps to better manage its duration and to stabilize the volatility of interest income.

   House Bill 5 of the First Extraordinary Session of 1997 was enacted on May 30, 1997. The Bill amended KRS 42.500 to authorize the purchase of additional investment securities with excess funds available for investment. The new classes of investment securities include: United States dollar denominated corporate securities, issued by foreign and domestic issuers, including sovereign and supranatural governments, rated in one of the three highest categories by a nationally recognized rating agency, and asset backed securities rated in the highest category by a nationally recognized rating agency.

   KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to twenty-five million per issuer and a stated final maturity of five years or less. Money market securities rated A1-P1 or higher are limited to 20% of any investment pool and when combined with corporate and asset backed securities (ABS) must not exceed 25% of any investment pool. United States Agency Mortgage Backed Securities (MBS) and Collateralized Mortgage Obligations (CMO) are also limited to a maximum of 25% of any investment portfolio. ABS, MBS and CMO must have a weighted-average-life of four years or less at time of purchase.

   Risk Management. The Division of Risk Management (DRM) provides oversight and coordinates risk management and insurance responsibilities among various state agencies in accordance with KRS 42.0245. Risk exposures in the amount of $10,000,000 were eliminated for state agencies' properties that were either uninsured or underinsured. The Finance and Administration Cabinet insures property, computers, vehicles, telephones, fidelity bonds, and workers' compensation with a total insurance value $506 million annually for a premium of $285,000. New risk management initiatives included developing a loss control program for the Administrative Office of the Courts (AOC).

   Currently, the Commonwealth's two major self-insurance programs include the State Fire and Tornado Insurance Fund for property and casualty coverage; and the State Self-Insurance Fund for Workers' Compensation benefits. The Finance and Administration Cabinet, in accordance with KRS 45A.022, purchases insurance policies to transfer to insurance companies other financial and catastrophic risks for various state agencies. One such coverage is the vehicle liability insurance policy, which insures 8,793 vehicles for an annual premium of $3,114,648.50. As of June 30, 1999, the Commonwealth terminated the self-insured Kentucky Kare program and offered coverage for health benefits through competitive bidding with the private health insurance markets. The Commonwealth expended $628 million for health insurance for the calendar year 2002, covering a group of 225,622 lives.

   The State Fire and Tornado Insurance Fund, created in 1936, insures publicly owned buildings and personal property, including computers, against loss from fire, windstorms, hail, explosions, floods and earthquakes. All state agencies are required to secure insurance from the Fund against these perils. Earthquake and flood coverage for all state facilities are available as additional insured perils in the Fund. The Fund, in accordance with KRS 56.070, is comprised of an appropriation level of $5 million combined with premiums charged to state agencies and universities. By statute, the Fund must have a reserve of $5 million at the close of each fiscal year.

   Current Annual premiums of $6,795,205 insure $8,448,316,374 in property assets for 6,900 facilities throughout the state. Included in this amount is $825,683,605 in property assets for computers, telephones, fine arts, and other insured assets. All losses are reinsured to limit fund liability to $500,000 for any one loss to each subject risk. The premium for reinsurance is $4,460,450, a 16.2% increase from the previous fiscal year. For the year ended June 30, 2003, the Fund paid 313 claims in the amount of $2,515,479.

   The State Self-Insured Workers Compensation Trust Fund, established in 1979, provides workers' compensation coverage for state employees. At June 30, 2003, the State program had assets of $7.2 million and an unreserved accumulated deficit of $87.8 million. Premium income for the fiscal year totaled $21.4 million. The unreserved accumulated deficit increased $9.4 million or 8.9% from the previous fiscal year. The Fund carries reinsurance coverage for large individual or incident claims of $5 million with limits of $10 million. The amount of claims paid for the fiscal year was $18.7 million, which is $6.3 million less than fiscal year 2002. The Transportation Cabinet has a separate self-insured workers' compensation fund for its employees. As of June 30, 2003, the Fund has a claim liability of $22.7 million. Total claim payments for the year were $3.6 million. The fund carries reinsurance coverage for claims exceeding $1 million with limits of $10 million.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Kentucky are rated AA- by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kentucky issuers may be unrelated to the creditworthiness of obligations issued by the State of Kentucky, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Kentucky IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Kentucky IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Kentucky IM-IT to pay interest on or principal of such bonds.

   The Kentucky IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Kentucky municipal obligations (the "Kentucky Municipal Obligations"). These include the possible adverse effects of certain Kentucky constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kentucky and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kentucky or contained in Official Statements for various Kentucky Municipal Obligations.

                             LOUISIANA RISK FACTORS

   Economic Outlook. Located on the Gulf of Mexico and bounded by Arkansas, Texas and Mississippi, Louisiana occupies a land area of 43,411 square miles and serves a population of 4,483,000. The Executive, Judicial and Legislative Branches govern the State as provided by the State Constitution of 1974. The State provides a variety of services to citizens including education, health care, public safety, road and highway development and maintenance, and recreation. These services are financed primarily through taxes, fees, mineral royalties and federal revenues, which are accounted for by various funds (general fund, special revenue funds, capital project funds, etc.).

   Major industries in Louisiana include agriculture, fishing, and processing of mineral resources. The State leads the nation in the production of salt and sulfur and ranks high in the production of crude petroleum, natural gas, and natural gas liquids. The State rapidly industrialized in the 1960's and 70's and has giant oil refineries, petrochemical plants, foundries, and lumber and paper mills. Four of the ten busiest U.S. ports are located in Louisiana along the lower Mississippi River (New Orleans, South Louisiana, Baton Rouge, and Plaquemines). The State financial reporting entity includes 51 active component units, which are reported discretely in the financial statements. These component units include colleges and universities, boards and commissions, ports, levee districts, and other special purpose authorities.

   Louisiana will be returning to the growth mode during 2004-05 after three years of decline in which the State lost 1.2% of its workforce. The chemical industry will continue to slide because of high natural gas prices, but the transportation equipment manufacturing industry should offset this loss somewhat. Large military contracts will boost the shipbuilding industry and General Motors will open a new automotive plant. With several large construction projects planned, the construction industry will recover those jobs lost with the industrial construction decline associated with the chemical industry losses. Louisiana has come out of the recession it experienced over 2001-02, but the last two years have been ones of very weak growth. It is projected that Louisiana will operate in a recession-free environment over the next two years. The Louisiana Econometric Model (LEM) is projecting the State's growth rate will pick up over 2005-06, adding 40,100 new jobs. Performance across key sectors of the Louisiana economy will be decidedly mixed.

   Despite relatively high oil and natural gas prices, the extraction industry is enjoying virtually no bump in rig count or employment due primarily from new tort issues in the industry. Approximately 400 new jobs are forecast for 2005-06. Under serious attack from high natural gas prices, Louisiana's chemical industry is expected to lose another 1,700 jobs by 2006. The bright light in Louisiana's immediate future is the transportation equipment sector. Additional hirings at Avondale and Bollinger Shipyards, the new Union Tank Car facility, and the likely addition of the Hummer 3 production line at GM's plant in Shreveport will drive a 2,200-job addition in this sector. Though extraction-related layoffs will be a drag on the fabricated metals industry, significant new additions at Beaird Industries, CellXion, and the potential re-opening of American Iron Reduction (due to high steel prices) should boost employment in this sector by 300 jobs. Labor-saving technological advancements will stabilize employment in the food processing industry while driving employment down further in the paper and refining industries. Construction industry employment is expected to reverse recent trends and rise by 4,300 jobs, bolstered by work on at least 7 large LNG facilities, unusually large projects at the Citgo and ConocoPhillips refineries, and large capital expenditures planned by two of the State's utility companies.

   Because of the growth in the sectors mentioned above, several feeder sectors are predicted to enjoy improved growth over 2005-06:
Trade/transportation/utilities - +6,800 jobs; professional and business services
- +2,900 jobs; healthcare - +6,000 jobs; local government - +3,500 jobs; and state government - +2,200 jobs. The leisure/hospitality sector should enjoy an even more significant boost because of the opening of the 15th riverboat casino (Pinnacle), the opening of several new hotels, and a booming restaurant industry.

   Louisiana's population growth is expected to remain at a 0.3% growth, however, Louisiana's personal income is projected to rise by 3.8-3.9% over the next two years, which should be good news for Louisiana's retailers, service providers and government treasuries.

   In 2004, the Louisiana economy began to grow again, though at a very modest rate. Employment rose only 0.4%. By far the biggest culprit behind Louisiana's slow growth has been the chemical industry. This sector has lost 3,800 jobs since 2001 including 1,100 jobs over the 12-month period ending July 2004. The chemical industry has been hammered by high natural gas prices. Retrenching in this sector has created problems in industrial construction and fabricated metal manufacturing, primarily due to shelved capital expansion plans and the postponement of maintenance activities.

   A second culprit to Louisiana's slow growth has been the extraction sector. In a reversal of historical precedence, Louisiana's extraction sector has experienced almost no improvement in condition from the higher oil and natural gas prices. This has had a negative impact on the fabricated metals sector and shipbuilding. With a pummeled chemical industry and a moribund extraction sector it is hard for the feeder sectors, such as trade, services, and finance to muster much growth.

   Northrop Grumman Ship Systems, Inc., Procter & Gamble Corporation, Union Tank Car, and General Motors Corporation have all announced or begun location and/or expansion in the state with total investment topping $1 billion. Subsequently, plant construction employment and location of plant suppliers will provide further benefit to the State. As part of the Governor's economic development efforts, a rapid response fund of $10 million has been authorized, which will enable the State to enhance its competitive position via incentives. In addition, legislative action taken during 2004 included the phasing out of two significant business taxes, which is expected to assist in the State's economic development efforts.

   Major Initiatives. Noteworthy economic developments are the new industrial additions and expansions coming to the State that will result in new high quality jobs. Some of these are: Sasol North America, Inc., a chemicals manufacturer and marketer; Plastipak Packaging, Inc., a plastic bottling facility supplying Procter & Gamble; Conrad Aluminum, LLC, an aluminum fabrication facility; and four high tech companies that specialize in geospatial areas that provide satellite and aerial imaging. These new industries are reflective of the positive changes that are being made to economic development and incentive programs that have been put into place as part of the long-term economic development master plan, Louisiana: Vision 2020.

   Fund Highlights. Supplemental appropriations are usually passed before the end of the fiscal year based on revisions to estimated revenues by the Revenue Estimating Conference and the needs of various departments and programs. Final budgeted revenues were approximately $654 million greater than originally budgeted and final budgeted expenditures were approximately $1.3 billion greater than originally budgeted. Transfers in from other funds make up the difference between revenues and expenditures. Final budgeted expenditures in excess of original budgeted expenditures include $201 million for the Department of the Military, mainly for damage caused by Hurricane Lili and Tropical Storm Isidore; $262 million for the Medicaid Program, due mainly to an increased number of Medicaid patients; $250 million to the Department of Social Services; $67 million for coastal restoration and management; $108 million for the Job Training and Placement Program; 103 million for higher education; and more than $200 million for various other projects or services.

   Revenue and Expenditures. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated state revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution.

   In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the state as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.

   The General Fund is the chief operating fund of the State. The overall performance of the General Fund declined $45 million due to expenditures outpacing revenues as shown by comparing the restated net change in fund balance in fiscal year 2002 to that of fiscal year 2003; however, the unreserved/undesignated fund balance improved from a deficit of $34 million to zero. Also, $18 million was designated in fiscal year 2003 due to an increase in the unrealized gain in the investment portfolio of the State. This improvement, in spite of the overall decline in the performance of the General Fund, was due to the large reduction in the Reserve for Specific Purposes, which were $328 million in fiscal year 2002 and $231 million in fiscal year 2003 (a decline of $97 million).

   Cash Management. The State Treasurer is responsible for managing all cash and investments, with the exception of certain component units included in the reporting entity that have independent powers to manage and invest their funds. During fiscal year 2004, cash management and investment transactions managed by the State Treasurer included checking accounts, certificates of deposit, U.S. government and agency obligations, commercial paper, repurchase agreements, and security lending agreements. For fiscal year 2004, the Treasury earned $85,308,039 on its fixed-income investments for the General Fund. The investments earned a cash rate of return of 3.02% during fiscal year 2004, which is a 24.5% decrease from the 4.00% rate that earned $107,514,714 in the previous year. By comparison, the thirty-day Treasury bill averaged 0.90% and the two-year Treasury note averaged 0.38% during the same period. The fixed income and equity investments of the Louisiana Education Quality Trust Fund earned a total rate of return of 7.10% for the 2004 fiscal year, which is a 41.32% decrease from the 12.1% rate of return reported for the 2003 fiscal year.

   Debt Management. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature. The State authorizes, issues, and sells debt obligations. General obligation bonds issued by the State are backed by the full faith and credit of the State. The State also issues revenue obligations, which are secured by a pledge of revenues or property derived from the operations of a program funded by the issuance of the obligations.

   Louisiana Revised Statutes (LRS) 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations secured by the full faith and credit of the state by prohibiting total authorized bonds from exceeding an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization. The bond authorization limitation is $20,458,126,000. The total general obligation bonds authorized are $2,010,977,000 at June 30, 2003, or 9.83% of the bond authorization limit.

   LRS 39:1402(D) limits issuance by the Louisiana State Bond Commission of general obligation bonds or other general obligations secured by the full faith and credit of the State. The highest annual debt service requirement for the current or any subsequent fiscal years for general obligation debt, including the debt service on any bonds or other obligations that are proposed to be sold by the Louisiana State Bond Commission, may not exceed 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to the issuance being proposed. The general obligation debt issuance limitation is $1,022,906,000.

   At June 30, 2003, the highest current or future annual general obligation debt service requirement is $268,395,000, which represents 26.24% of the debt issuance limitation. LRS 39:1367, enacted pursuant to a constitutional amendment, provides that the State Bond Commission establish annually a limit on the net State tax-supported debt issued subject to certain percentages established in the statutes and based on General Fund and dedicated funds revenues forecast by the Revenue Estimating Conference. The maximum amount of net State tax-supported debt allowed by statute for fiscal year 2002-2003 is 6.50% of estimated General Fund and dedicated funds revenues established by the Revenue Estimating Conference. During the fiscal year 2002-2003, the total net State tax-supported debt paid was $479,908,872 or 6.13% of the estimated General Fund and dedicated funds revenues established by the Revenue Estimating Conference.

   Risk Management. The primary government, through the Office of Risk Management, retains risk for property, casualty, and worker's compensation insurance, as well as coverage for all State property, with virtually no upper limits. Auto liability, comprehensive, and collision coverage is provided for the State fleet and other coverage, such as bonds, crime, aviation, and marine insurance, is provided as needed.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Louisiana are rated AAA by Standard & Poor's Ratings Services and A1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Louisiana IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Louisiana IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Louisiana IM-IT to pay interest on or principal of such bonds.

   The Louisiana IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

                               MAINE RISK FACTORS

   Generally. Maine's economy is based in large part on its natural resources--fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. One of Maine's greatest impediments to faster economic growth is slow population gain.

   The Maine economy more than recovered from the recession in 2004 and is now experiencing moderate steady growth. The prime movers were an improved national economy and continued low interest rates. The Maine Coincident Economic Index (CEI - which roughly tracks Real Gross State Product) rose 2.3% for the year, the strongest performance since 2000, and a significant improvement over the 0.6% growth measured in 2003 Maine payroll employment increased by 7,100, or 1.2%, the best showing in four years. Maine's average unemployment rate in 2004 was 4.6%, down from 5% in the previous years, and still well below the national rate of 5.5%. As a result, personal income growth was also improved.

   Personal income growth in 2004 was 5.5%, 24th best in the country. Maine's ability to navigate through the recent recession better than many other states has resulted in Maine's per capita income ranking improving to 30th in the country in 2004. Very low interest rates enabled a record setting year for national home sales and home refinancing activity again put billions into people's pockets, a boon to retailers. Maine total taxable retail sales increased by 5.3% in 2004, up from 4.6% growth in the previous year. The bulk of this improvement was due to the exceptional strength of the building supply store-type group (up 15.7%).

   The February 2005 Maine economic forecast calls for payroll employment growth of 1.7% in 2005 and 1.5% in 2006. The largest jobs gains over this period will be in education and health services, professional and business services, retail and leisure and hospitality. Construction employment is expected to shrink and manufacturing jobs will continue to decline, but at a slower rate than over the past few years.

   Personal income is expected to grow a bit more slowly than in the recent past, with growth near 4% for this year and next. Wage and salary income growth will increase by an average of 5% for the period, while growth rates will slow somewhat for "other labor income," proprietors' income, dividends/interest/rent, and transfer payments.

   Major Initiatives. During 2004, the Governor created a taskforce in response to authorizing legislation to develop a comprehensive plan to combine the Departments of Human Services and Mental Health-Mental Retardation and Substance Abuse to provide a coordinated approach to delivering social services to Maine's citizens. Legislation will be submitted in the Second Regular Session of the 122nd Legislature to streamline the organizational, operating, and financial management structure of the combined departments.

   Revenues and Expenditures. The State pools cash for a variety of State agencies and public sector entities. Interest earned on pooled cash is allocated to the various funds, generally based on their average equity balances. In accordance with statute, the Treasurer of State may deposit State funds in any of the banking institutions organized under the laws of this State, and any national bank or federal savings and loan association located in the State. All State money in any depository of State Government shall be to the credit of the State but the Treasurer of State shall not withdraw any of the funds except upon the authority of the State Controller.

   The Treasurer of State may invest funds that exceed current obligations, with the concurrence of the State Controller or the Commissioner of Administrative and Financial Services, and the consent of the Governor. The list of approved pool investments includes: U.S. Treasury Bills, Notes, Bonds and Agency Securities, certain secured repurchase agreements, prime commercial paper, tax-exempt obligations, banker's acceptances, and certain secured shares of an investment company registered under the federal Investment Company Act of 1940.

   Deposits with financial institutions are classified by collateral risk into three categories. Category 1 is the amount of State deposits that are fully insured or collateralized with securities held by the State or its agent in the States name. Category 2 is the amount of deposits that are collateralized with securities held by the pledging financial institution's trust department or agent in the State's name. Category 3 is the amount of deposits that are neither collateralized nor insured.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax raising powers to secure the obligations. The major bond rating agencies regularly assess the capacity and willingness of the State to repay its general obligation debt. Moody's Investors Service, Standard & Poor's, and FitchRatings make their assessments, in large part, by examining four basic analytical areas, Economy, Financial Performance and Flexibility, Debt Burden, Administration

   The economic base is the most critical element in determining the rating. Growth and diversity in the demographics, tax base, and employment base of the State over the last decade are indicators of future growth prospects and debt repayment capabilities. Generally, States with higher income levels and diverse economic bases have superior debt repayment capabilities and are better protected from sudden shocks or unexpected volatility in the economy. Because a strong economy does not always ensure a State's ability to meet debt payments, the State's financial management and performance are also key factors. Financial analysis involves several factors, including: accounting and reporting methods; revenue and expenditure patterns; annual operating and budgetary performance; leverage and equity positions; budget and financial planning; and contingency obligations. These factors present a clear indication of the financial strengths and weaknesses of the State. The rating agencies' analyses of these factors provide the framework for judging Maine's capacity to manage economic, political, and financial uncertainties.

   Risk Management. In general, the State is "self-insured" for health and dental insurance, worker's compensation, tort liability, vehicle liability, marine and aircraft, property losses, and retiree health insurance for State employees and teachers. The Risk Management Division's activities include analysis of and control over insurance coverage and risk exposure. Risk Management funds the cost of providing claims servicing and claims payment by charging premiums to agencies based on a review of past losses and estimated losses for the current period.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Maine are rated AA- by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the State of Maine, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Maine IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Maine IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Maine IM-IT to pay interest on or principal of such bonds.

   The Maine IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

                              MARYLAND RISK FACTORS

   Maryland's Economy. By most measures, Maryland's economy has outperformed the national economy over the past five years. This year has been no exception, and the trend looks set to continue in the near future. Assisted by a strong federal government presence and relative lack of manufacturing, employment in the State did not decline during or after the recent recession. Growth of 0.4% and 0.2% in 2002 and 2003 was modest at best, though respectable when compared to national declines of 1.1% and 0.3%. While the State's unemployment rate has risen from the unprecedented low of 3.5% achieved in 1999 by a full percentage point to 4.5% in 2003, the national unemployment rate has risen from 4.2% to 6.0% over the same period. Personal income, wage and salary income, sales, and prices of existing single-family homes have all grown faster from 1998 to 2003 in Maryland than nationwide, while bankruptcies and the number of unemployed have grown slower.

   Maryland's economy has accelerated throughout 2004, with year-over-year employment growth stronger in every month than the month before, except for August (the latest data available). In fact, employment in the State has accelerated in 14 of the past 18 months, stretching back to March 2003. Personal income growth has accelerated for five consecutive quarters through the second quarter of 2004, while wage and salary income has accelerated in four of the five quarters, slowing to a still respectable 5.6% growth in the second quarter of this year. At 1.3% through most of 2004, Maryland has the fifteenth fastest rate of employment growth; ten of the faster-growing states are in the West-generally states which are much more natural-resources oriented than is Maryland. The State's recovery has been broad-based, with seven of ten major industries showing accelerating growth in 2004. Currently, employment in information services and construction are booming, with 8.5% and 5.2% year-over-year growth in August; only manufacturing and government employment are still shrinking, both at a 0.8% rate, although manufacturing is showing a marked improvement from 6.9% and 5.8% declines in 2002 and 2003.

   Maryland's economy is set to improve over the coming eighteen months. Forecasts are calling for a generally-improving national economy; one of the few major risks to the national outlook, that of sustained high oil prices, is likely to have a disproportionately light impact on the State. There currently appear to be no particular risks specific to Maryland's economy on the horizon, save the unquantifiable possibility of another terrorist attack. While the economy won't show as much improvement in the foreseeable future as it did in the past year, it will show sustained strong performance and will continue to outgrow the national economy. The State's budget situation has been much worse and much longer than the federal government's. Several years of hundreds of millions of dollars of budget actions simply to balance the budget have taken their toll on State government employment. A hiring freeze was put into place in late 2001; while it was relaxed in mid-2003, it still exists. The number of authorized positions in the State budget for fiscal year 2005 is slightly lower than that which existed for fiscal year 2001.

   As the fiscal situation of the State will remain very tight until at least fiscal year 2009, any growth in State employment will be marginal at best. Maryland's economy is well-positioned for the next few years. Total employment is expected to grow by over 1.5% in 2004, led by the resurgent professional and business services sector, the very consistent education and health services sector, and the construction sector; the end of steep declines in manufacturing and information services will also help. In 2005, as growth in construction tapers off, solid economic growth will lead to gains in trade and transportation employment, and further acceleration in the professional and business services industry. Total employment growth will approach 2% for both 2005 and 2006; while well below the growth rates achieved in the late 1990s, growth at this rate represents strong, sustainable growth for Maryland's economy.

   Economic Factors and Next Year's Budget. The budgets for fiscal years ending June 30, 2004 and 2005 have been balanced on one-time fund resources and new revenue sources without increasing Maryland income or sales tax rates. New spending for fiscal year 2005 is focused on primary and secondary education and health care. The Bridge to Excellence in Public Schools Act of 2002 restructured Maryland's public school financing and increased state aid to primary and secondary education. The increases in state aid are being phased in beginning with fiscal year 2004, and will continue through 2008. Education expenditures increased by $311 million or 7% for fiscal year 2004; and the budget for fiscal year 2005 increased education appropriations an additional $313 million.

   Financial Analysis of the State's Funds. As of the end of the current fiscal year, the State's governmental funds reported a combined fund balance of $1.9 billion, an increase of $182 million from the prior year. The combined fund balance includes $127 million in unreserved, designated fund balance, in the general fund and a deficit of $152 million in unreserved, undesignated fund balance. The remainder of the fund balance is reserved to indicate that it is not available for new spending because it has been committed to: 1) liquidate contracts and purchase orders of the prior period, $686 million; 2) fund prepaid and inventory items, $485 million; 3) restricted revenue carry forwards, $226 million; and 4) reserve for various loans, construction projects, and debt service, $41 million. In addition, $513 million of the reserved fund balance is in the "State Reserve Fund," and is set aside to meet future financial needs. The unreserved, designated fund balance, plus the amount in the State Reserve Fund, is approximately 3% of the total annual expenditures in governmental funds, compared with 2% for the prior year.

   Major Initiatives. Continuing reductions in the rate of growth of ongoing revenues and large expenditure increases in some areas have combined to create a projected budget deficit in the operating budget for the year ending June 30, 2005. Funding for primary and secondary education grew by a record $326 million (10%) over last year's funding total. The increase results from the full funding of this year's increase for the Bridge to Excellence in Public Schools Act. Medicaid is the second largest increase, $302 million (8%) more than the fiscal year 2004 appropriation in total funds. Enrollment in Maryland's standard Medicaid program will increase by approximately 4.5% in 2005. In addition, the 2005 budget includes funds to more than triple the number of elderly Marylanders covered by the new Pharmacy Discount Program in 2004. Eligible Medicare members may purchase prescription drugs at 65% of the discounted Medicaid price. Some new revenue sources were identified for budget year 2005 to close the projected deficit, although no general tax increases were adopted. The largest source of funds for deficit reduction will come from one-time fund balance transfers.

   In addition, the 2005 capital budget includes $364 million to construct new and improve existing facilities for public and higher education; $226 million to upgrade water and wastewater infrastructure, preserve agricultural and open space land, restore the Chesapeake Bay ecosystem, and improve hospitals and community health centers; and $75 million to build and improve public safety facilities, primarily State and local correctional facilities. The rate for property taxes, which are used exclusively for the payment of debt service, was raised to 13.2 cents per $100 of assessed value on real property in fiscal year 2004 and maintained for fiscal year 2005, up from 8.4 cents in fiscal year 2003.

   Debt Management. The State is empowered by law to authorize, issue and sell general obligation bonds, which are backed by the full faith and credit of the State. The State also issues revenue dedicated bonded debt for the Department of Transportation and various business-type activities whose payment for principal and interest comes solely out of revenues received from the respective activities. This debt is not backed by the State's full faith and credit.

   Ratings. As of September, 2005, all outstanding general obligation bonds of the State of Maryland are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Maryland IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Maryland IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Maryland IM-IT to pay interest on or principal of such bonds.

   The Maryland IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

                           MASSACHUSETTS RISK FACTORS

     Economic Outlook. Massachusetts is starting to recover economically. Our Commonwealth is home to many world-renowned institutions of medicine and higher education, both public and private, keeping the economy relatively stable and an incubator for new ideas and growth. Unemployment has dropped due to this stabilization.

     The Commonwealth with an international reputation for medical, cultural, historical and educational institutions remains the economic and educational hub of New England. The Commonwealth's economy remains diversified, but its strongest component is its knowledge - based technology and service industries. Massachusetts' infrastructure provides strong support for this knowledge-based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 US Census, updated in March of 2002, estimated that 34.3% of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 26.7% for the United States as a whole. Massachusetts ranks third in the nation in educational attainment by age 25 within only 1.5% of the leader, Colorado.

     Inflation has risen though in the past year. The Boston consumer price index rose 2.9% from July 2003 to July 2004. The largest component of this increase was due to fuel and utilities costs rising 6.0% during the period.

     As of October 2004, the unemployment rate in the Commonwealth stood at 4.6%. This figure is down from a high of 5.9% several months last year, the highest rate since November of 1994. The Commonwealth is still below the national rate of 5.5%.

     Net Assets. The liabilities of the Commonwealth exceeded its assets at the end of FY04 by nearly $3.9 billion. Of this amount, "unrestricted net assets" is reported as a negative $11.3 billion. The primary reason for negative unrestricted net assets is that the Commonwealth is incurring long-term obligations to either construct or assist political subdivisions in constructing assets owned by these political subdivisions. For example, upon completion the Central Artery/Third Harbor Tunnel will be owned by the Massachusetts Turnpike Authority and the Massachusetts Port Authority. The Commonwealth, however, is paying for the construction of these assets and significant debt is being incurred to pay those costs.

     Similarly, the Commonwealth has a liability of $3.3 billion for its share of the construction costs of schools owned and operated by municipalities. In FY05, legislation will change the funding of school construction from a direct appropriation to a dedicated portion of the sales tax administered by an authority. There are also significant restricted net asset balances set aside for unemployment benefits and debt retirement.

     Changes in Net Assets. The Commonwealth's net assets increased by over $1.8 billion in FY04. Net assets of governmental activities increased by the majority of this $1.8 billion. This increase in net assets is primarily attributable to an increase in tax revenues by over $1.2 billion above prior year collections. Net assets of the business - type activities showed an increase of over $41 million. Expenses of governmental activities were over $31.2 billion. General revenue for the Commonwealth, net of transfers, but including taxes, investment income and tobacco settlement income from governmental activities was over $17.4 billion.

     Governmental Fund Balances. As of the close of FY04, the Commonwealth's governmental funds reported a combined ending fund balance of over $4.4 billion. Of the $4.4 billion nearly $994 million, represents unreserved fund balance. This is a turnaround from previous years. However, nearly a $701 million deficit in the highway fund remains due to the timing of accruals. The unreserved general fund balance of over $1.0 billion offsets the highway fund deficit. Pursuant to new accounting standards, $126 million has been declared as a receivable in the governmental funds related to anticipated tobacco settlement proceeds in FY05. For FY04, the Legislature adopted a more straightforward definition of fiscal balance to include all of the budgeted activity. The result was the elimination of a number of funds, including the local aid fund. The previous definition of fiscal balance only included the fund balance within three major funds. As a result of these changes, several minor Governmental Funds have also been closed. Governmental reserves total over $3.4 billion. They include nearly $639 million for continuing appropriations, over $1.1 billion for stabilization, nearly $735 million in bond proceeds reserved for capital projects, largely connected with the Central Artery/Tunnel (CA/T) project and over $761 million reserved for retirement of indebtedness. Over $159 million is reserved for the CA/T owner controlled insurance program for workers' compensation and general liability. This reserve is net of nearly $83 million of projected long-term claims payable that are only reflected on the statement of net assets.

     To meet the fiscal challenges of fiscal 2004 and beyond, the Commonwealth took a series of measures to remain in fiscal balance. $531 million was transferred from the Stabilization Fund to pay for current expenditures. However, at the close of the fiscal year, $357 million was redeposited into the fund from tax revenues held aside during FY04. An additional $663.5 million was transferred to the fund from surplus. Beginning in FY06, an additional 0.5% of current year net tax revenues must be deposited into the Stabilization Fund before the year end surplus is determined in additional to the current statutorily required carry-forward amount. Finally, the ceiling on the balance in the Stabilization Fund was increased from 10% to 15% of total current year budgeted revenues. All of the tobacco settlement proceeds for the year were used in support of current operations.

     The Commonwealth refunded over $2.8 billion in General Obligation Bonds and Grant Anticipation Notes, continuing to take advantage of some of the lowest interest rates in history. An additional $408 million was raised in a crossover refunding of the Grant Anticipation Notes (GANs). This technique results in a legal defeasance of debt, but not an accounting defeasance until the refunded principal is paid in the future. To fund a deficit in the Unemployment Compensation Fund due to higher payments to recipients than receipts, the Commonwealth received interest-free loans from the federal government between January and April 2004, incurring a net total liability of $417.9 million. All of these borrowings were paid back in May 2004. The balance of the fund stands at $468.7 million, or about 19% of FY04 benefits paid. The Commonwealth also took measures operationally to achieve balance.

     The budgeted full time equivalent workforce including higher education, dropped from 66,023 as of June 2003 to 62,041 as of June 2004. Starting in FY04, the employee's share of group health insurance premiums increased from 15% to 20% of the cost of the insurance for those who earn more than $35,000. All new employees hired after June 30, 2003 contribute 25% of the cost of the insurance, regardless of salary. Tax decreases put in place earlier than FY02 remain frozen. The income tax rate remains at 5.3%. The graduated capital gains tax portion has also been frozen at 5.3%.

     Budgetary Highlights. Differences between the original budget and final budget expenditures amount to nearly $672 million, exclusive of transfers. As revenues increased this fiscal year, supplemental budget legislation grew. The supplemental budgets are summarized as follows: An economic stimulus package budgeting more than $110 million, creating business tax incentives and a sales tax holiday, along with technology, education and tourism grants. Increases in payments for snow plow operators and homeland security by over $52 million. A final supplemental budget for nearly $424 million including $76 million in additional spending across all sectors, $92 million in one-time capital spending, $91 million to cure a structural Medicaid deficit, $75 million for additional local aid and $131 million for other programs and services including education and public defenders. The original budget was passed on June 20, 2003, just before the start of FY04. Transfers of revenues and expenditures, largely related to stabilization activity and taxation transfers resulted in nearly $1.4 billion of additional financial uses, net.

     Debt Administration. The Commonwealth issues short-term and long-term debt. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. Additionally, short-term notes are issued and redeemed annually. The Commonwealth issued nearly $4.9 billion in debt this year. Of this amount, $1.9 billion to fund ongoing projects and over $2.9 billion was in the form of general obligation refunding bonds, taking advantage of low interest rates. These refundings generated approximately $96.4 million in present value debt service savings. Subsequent to year-end, the Commonwealth completed an additional refunding transaction which generated an additional $23.7 million in present value debt service savings.

     Though the majority of bond sales this year were for transportation related expenditures, for governmental purposes, the $1.9 billion in ongoing projects bond sales also included debt issuances of: $20.0 million for the affordable housing trust fund capitalization. Over $79.3 million for information technology improvements. Nearly $51.5 million for housing preservation and neighborhood loans. $693.4 million for the permanent financing of the Boston

     Convention and Exhibition Center. Nearly $121.5 million for improvements to courthouses. Nearly $55.8 million for criminal justice purposes. Over $758 million in bond principal was repaid.

     Ratings. As of September 2005, all outstanding general obligation bonds of the Commonwealth of Massachusetts are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Massachusetts IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Massachusetts IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Massachusetts IM-IT to pay interest on or principal of such bonds.

     The Massachusetts IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Commonwealth and local agencies in Massachusetts or contained in Official Commonwealthments for various Massachusetts Municipal Obligations.

                              MICHIGAN RISK FACTORS

   Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990 and to 14.9 percent in 2000, durable goods manufacturing still represents a sizable portion of the State's economy.

   The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, as described in the State's comprehensive annual financial report on file with the Nationally Recognized Municipal Securities Information Repositories, the State is party to a number of lawsuits and legal actions, some of which, if determined adversely to the State, could have a materially adverse impact on the State's finances.

   Consistent with the down-turn in the national economy, the State has been experiencing an economic slow-down, which has resulted in reductions in anticipated State revenues. On November 6, 2001, the State Legislature completed required approvals of an executive order presented by the Governor which reduced 2001-2002 appropriated State expenditures by approximately $540 million. The State Legislature also appropriated transfers from the Budget Stabilization Fund to avoid a deficit as of September 30, 2001 and September 30, 2002. These transfers reduced the balance in the Budget Stabalization Fund to approximately $145 million at September 30, 2002, and it is expected that the fund will reach a zero balance by September 30, 2003.

   In December of 2002, the Governor proposed and the legislature approved cuts of $462.9 million on the 2002-03 fiscal year general fund budget, including cuts of approximately 2.0% in the public university appropriations and 3.5% in state revenue sharing to local municipalities. The impact of the reduction on local units of government will vary depending on, among other factors, the percentage of their own budgets which comes from revenue sharing.

   On January 14, 2003, the State's revenue estimation conference predicted additional 2002-03 fiscal year shortfalls of approximately $143 million in the general fund and approximately $134 million in the school aid fund. In response, the Governor proposed and the legislature approved executive order cuts in state payments to local school districts of $134 million and cuts in general fund expenditures of $158.3 million, including an additional 1.5% cut in funding for the State's public universities.

   In the summer of 2003, the Governor and the legislature approved the budget for the 2003-04 fiscal year. The budget addressed a projected shortfall of approximately $1.9 billion through a combination of expenditure cuts and revenue increases. Appropriations to higher education and revenue sharing payments to local units of government were each cut. Basic school aid was restored to its original budgeted 2002-03 level, but categorical grants to schools were also reduced. In October of 2003, the State's revenue estimating conference projected an additional shortfall of $900 million in the 2003-04 revenues. In December of 2003 the Governor and the state legislature acted to close this gap with a combination of expenditure cuts and revenue increases. Included in the cuts were appropriations to higher education and basic school aid. Included in the revenue enhancements was a 6 month delay in the reduction from 4.0% to 3.9% in the State's income tax rate, originally scheduled for January 1, 2004.

   On February 12, 2004, the Governor released her proposals for the 2004-05 budget, including measures to close a projected funding gap in the general fund of approximately $1.3 billion. The Governor's proposals include $494 million in spending cuts, $391 million in revenue increases and $386 in expenditure re-directions and other fund shifts. Included in the expenditure cut proposals is $184 million from revenue sharing to Michigan's counties, to be made up by a shift in the collection date of counties' property taxes from the winter to the summer. The legislature is currently considering the Governor's proposals.

   On May 18, 2004, the State's representatives of the State's Treasury Department and legislative fiscal agencies predicted an additional shortfall in the current fiscal year's revenues and based on that prediction, the State Treasurer is predicting a current year budgetary imbalance of approximately $250 million. In addition, current estimates of the State Treasurer are that the 2004-05 fiscal year revenues will be short of projected expenditures. The Governor and the State Legislature are currently working to address the 2003-04 and 2004-05 projected budgetary imbalances through revenue increases, expenditure cuts, or both.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year.

   On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation under various economic conditions which may occur in the future cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

   In addition, the State Legislature in 1995 adopted a package of state tax cuts, including the 1998 repeal of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax. Legislation was enacted that will reduce the personal income tax rate from 4.4 percent to 3.9 percent over a period of years. Beginning in Year 2000, the rate will be 4.2%; 2001, 4.2%; 2002, 4.1%; 2003, 4.0%; beyond, 3.9%. The reduction to
3.9% has been deferred to July 1, 2004. The single business tax will be totally repealed by 2010.

   Although all or most of the Bonds in the Michigan IM-IT Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Michigan are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Michigan IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Michigan IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Michigan IM-IT to pay interest on or principal of such bonds.

   The Michigan IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

                             MINNESOTA RISK FACTORS

   Economic Outlook. The performance of Minnesota's economy mirrored that of its U.S. counterpart during fiscal 2004. While the state's unemployment rate continued to be well below the national average, the state's performance on other economic measures was mixed. During fiscal 2004, unemployment in Minnesota averaged 4.8%, which is a full percentage point below the U.S. average of 5.8%. However, payroll employment grew by 1.1% in Minnesota, slightly slower than the 1.2% growth observed in national payroll employment. Minnesota's manufacturing sector showed some renewed strength with the state's manufacturing firms adding 7,400 jobs during fiscal 2004. Nationally, 121,000 manufacturing jobs were lost during the same time period. At the end of fiscal 2004, Minnesota manufacturing employment was 10.6% below that observed at the start of the 2001 recession. Nationally, manufacturing employment was 15.4% below pre-recession levels.

   Income growth in Minnesota also tracked the U.S. average, growing at an annual rate of 4.5% in fiscal 2004, less than 0.1 percentage point below the national average. In calendar 2003, Minnesota personal income grew by 3.3% and personal income per capita by 2.6%. Those growth rates were slightly greater than the U.S. average. Personal income per capita was $34,309 in calendar 2003, more than 8% above the national average. Minnesota now ranks eighth among states in per capita personal income.

   Growth rates for the Minnesota economy and the U.S. economy during fiscal 2005 are expected to be below those recorded last year as higher interest rates and energy price increases reduce U.S. real Gross Domestic Product (GDP) growth to a more sustainable rate of 3.6% in fiscal 2005. Real GDP is now reported to have grown at an annual rate of 4.5% during the 2004 fiscal year. Growth at that rate is generally not believed sustainable for the long term. Minnesota payroll employment is projected to grow by 19,000 (0.7%), and total wage and salary disbursements by 4.5%. The state forecast calls for personal income growth of 4.6% in the 2005 fiscal year. Minnesota's manufacturing sector is projected to add about 6,000 jobs during fiscal 2005 even though manufacturing jobs are expected to continue to decline nationally.

   Major Initiatives. The fiscal year 2004 budget was enacted in June 2003. To meet the constitutional requirements for a balanced budget for the General Fund, material actions were taken to address a $2.44 billion budgetary shortfall projected for fiscal year 2004. No major tax changes were enacted. The enacted General Fund budget included spending reductions that totaled $1.256 billion, 8.2% of total forecast General Fund spending for the fiscal year. A material one-time transfer of $1.029 billion was made from two special revenue funds established with one-time revenues from Minnesota's tobacco litigation settlement. Balances from the Medical Education and Research Fund, as well as the Tobacco Use Prevention Fund, were transferred to the General Fund and the designated funds were eliminated.

   Reductions in state aids for General Education were largely accomplished by $415 million of savings through a payment shift and a permanent reduction in expenditures. The first largely affected formula entitlement payments to school districts that are funded in a manner that requires a final payment be made in the following state fiscal year. The payment schedule was modified from an 83% payment with a 17% settlement in the following year to an 80% payment with a 20% settlement. This action valued at $165 million results in increasing year-end liabilities on a GAAP basis. The second component was a permanent change in the percentage of local property taxes receipts calculated in determining state aid payments. This acted to reduce expenditures by $250 million for the year.

   Finally, there is a material change in the status of General Fund reserves/designations. These reserves/designations had been depleted in the prior fiscal year as part of budget balancing actions. Provisions enacted in 2003 restored the budgetary designation to $300 million in fiscal year 2004 budget. That amount is scheduled to increase to $621 million in 2005. In addition, current law provides that any future forecast balances first be used to restore $350 million to Cash Flow Account designation, and then to increase the Budget Reserve Account to $653 million. Additional forecast balances occurring in the current biennium are then allocated to reversing the school payment changes.

   Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. State statutes and its constitution require a balanced budget. Minnesota budgets and manages its financial affairs on a budgetary basis, which primarily uses a cash basis of accounting. Revenues are recorded when received and expenditures are recorded when the payments are made with the exception that, at year-end, encumbered amounts are included in the expenditures of the year appropriated for budgetary reporting. Generally Accepted Accounting Principals (GAAP) requires that the modified accrual basis of accounting be used to prepare governmental fund statements. The modified accrual basis of accounting recognizes revenues when they become both measurable and available to finance operations of the fiscal year or liquidate liabilities existing at fiscal year end. Expenditures are recognized when a liability occurs.

   Accrued liabilities for two major state programs, entitlement aid programs for school districts, and human services medical assistance, which are paid on a reimbursement basis, have historically exceeded accrued revenue. However, large General Fund designated reserves and undesignated balances have, in the past, exceeded this net accrued liability, and the state has reported positive GAAP General Fund balances. It is anticipated that the General Fund will continue to report a GAAP deficit for the next biennium.

   However, the legislature acted to replenish General Fund reserves over the next two years. A total of $522 million was designated by appropriation in fiscal year 2004-05. This will add to the $104 million reserve balance at year-end to bring the reserve to $631 million by fiscal year 2005. Finally, statutory provisions require that any forecast balances first be allocated to restore the cash flow reserve to $350 million, then to increase the budget reserve to a total of $653 million.

   Cash Management. The majority of cash is held in the state treasury and commingled in state bank accounts. The cash in individual funds may be invested separately where permitted by statute. However, cash in most funds is invested as a part of an investment pool. Investment earnings of the pools are allocated to the individual funds where provided by statute. Earnings for all other participants are credited to the General Fund.

   Minnesota statutes require that deposits be secured by depository insurance or a combination of depository insurance and collateral securities held in the state's name by an agent of the state. This statute further requires that such insurance and collateral shall be in amounts sufficient to ensure that the deposits do not exceed 90% of the sum of the insured amount and the fair value of the collateral.

   The State Board of Investment manages the majority of the state's investing. Minnesota statutes broadly restrict investment to obligations and stocks of U.S. and Canadian governments, their agencies and their registered corporations, short-term obligations of specified high quality, restricted participation as a limited partner in venture capital, real estate, or resource equity investments and restricted participation in registered mutual funds.

   Legislation/Litigation. On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the state's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the state's General Fund.

   The 2002 legislature expanded the uses of one-time tobacco settlement funds to allow for short-term borrowing by the state effective July 2003. The legislature created the endowments in response to the 1998 settlement and dedicated the proceeds to medical education and tobacco prevention. Up to five percent of the endowment's value is appropriated each year for health programs. After the recent law changes, appropriations may still be issued for medical education and tobacco prevention, but the state may use endowment balances if necessary to meet short-term cash flow needs.

   At any given time there may be numerous civil actions pending against the state of Minnesota which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

   Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, should not exceed 3.0% of total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2005, is estimated to be 2.2%. The second and third guidelines state that general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.7% and 2.8%, respectively, based on debt outstanding at June 30, 2004, and estimated personal income for the year ended on that date. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the state. The ratio was 2.9% based on information at June 30, 2004.

   Risk Management. Minnesota statutes permit the purchase of insurance on state-owned buildings and contents. The Commissioner of the Department of Administration may authorize the purchase of insurance on state properties should it be deemed necessary and appropriate to protect buildings and contents. All losses of state property are self-insured, covered by programs of the Risk Management Fund (an internal service fund), or covered by insurance policies purchased by the Risk Management Fund on behalf of state agencies. Employees' health and a portion of dental insurance are self-insured. Employees' life and the remaining dental insurance are provided through contracts with outside organizations. Premiums collected for these benefits have been more than sufficient to cover claims submitted.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Minnesota are rated AAA by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Minnesota IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Minnesota IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Minnesota IM-IT to pay interest on or principal of such bonds.

   The Minnesota IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

                              MISSOURI RISK FACTORS

   Economic Outlook. The State provides a range of services in the areas of agriculture, education, health and social services, transportation systems, public safety, law enforcement, judicial systems, economic development, conservation and natural resources, labor relations, and general administration.

   The State operates on a legally adopted budget in order to ensure compliance with legal provisions embodied in the annual appropriated budget passed by the General Assembly and approved by the Governor prior to the beginning of the fiscal year. If appropriations are not sufficient for a fiscal year, supplemental amounts are requested during the next legislative session by the same process that original appropriations are requested. Budgetary control is maintained at the departmental level. Expenditures cannot exceed the appropriation amounts at the individual appropriation level. Also, the Governor has the authority to reduce the allotments of appropriations in any fund if it appears that the revenue estimate will not be met. Unexpended appropriations lapse at the end of each appropriation year, unless reappropriated to the following appropriation year.

   The economic future of Missouri is increasingly positive as evidenced by improving economic indicators and statistics. Since July of 2003, the State's jobs growth was ranked second in the nation with the addition of more than 80,000 jobs, an increase of more than 3%. In addition to improving employment numbers, Missouri's economy is expanding as evidenced by the purchasing manager's index that considers variables such as new orders, inventory levels, and production. Further, Missouri's cost of living remains well below the nation average, currently ranked 37th out of 48 participating states. While Missouri's economic outlook is positive, the State faces significant funding challenges including Medicaid, elementary and secondary education, higher education, and the correctional institutions. The State's fiscal year 2004 net revenue collections, although growing, are still below the pre-recession collections of fiscal year 2001. Simultaneously, the expenditure demands of priority programs continue to outpace general revenue collections.

   The primary source of Missouri's net revenue collections is personal income tax, which accounts for approximately 60% of total tax collections. In recent years however, changes in personal income have not been mimicked by similar changes in income tax collections.

   Capital Assets: The State's investment in capital assets for its governmental and business-type activities as of June 30, 2004, was $27.4 billion (net of accumulated depreciation). This investment in capital assets includes construction in progress, infrastructure in progress, land, land improvements, buildings and improvements, equipment, and infrastructure. The total increase in the State's investment in capital assets for the current fiscal year was 0.9%.

   Long-term debt: At the end of fiscal year 2004, the State had total general obligation and other bonded debt outstanding of $2.5 billion. Of this amount, $855.1 million comprises debt backed by the full faith and credit of the government. During fiscal year 2004, $150,305,000 of general obligation refunding bonds were issued to refund $155,920,000 of general obligation bonds and to take advantage of lower interest rates. Other revenue refunding bonds of $116,030,000 were issued to refund $116,015,000 of other revenue bonds and to take advantage of lower interest rates. Other bonds were issued in the amount of $254,000,000. Principal amounts retired in fiscal year 2004 were $40,015,000 for general obligation bonds and $36,460,000 for other revenue bonds.

   The original budget is the first complete appropriated budget that is truly agreed to and finally passed, and signed by the Governor. The final budget includes emergency and supplemental appropriations, transfers, and increases to estimated appropriations. Budgeted appropriations for fiscal year 2004 from the general fund were $15.2 billion original budget and $15.5 billion revised budget. Actual spending was $14.7 billion. Reasons for the budget variances include:

     o Revenue refunds were less than expected partially due to lower tax credit utilization.

     o    Federal grants received were lower than appropriation authority.

     o The late receipt of federal moneys and late contract completion moved some expenditures from fiscal year 2004 to fiscal year 2005.

     o Multiple year grants are appropriated in one year but the expenditures may occur over several years.

     o    Appropriation authority exceeded cash available for expenditures.

     o Federal moneys related to Medicaid were lost because the Department of Social Services did not have available the money for the required state match.

   Budgeted revenues/transfers in for fiscal year 2004 for the general fund was $14.7 billion original budget and $14.8 billion revised budget. Actual revenue/transfers in was $14.8 billion. Reasons for the budget variances include:

     o Revenue growth in fiscal year 2004 outpaced economic growth forecasts for the State. Many economic forecasting experts predicted strong growth in production, but slow growth in jobs. Since Missouri's revenues are highly dependent on withholding and sales taxes, continued conservatism in the forecast was justified.

     o Tax changes at the Federal level, particularly the Jobs and Growth Tax Relief Reconciliation Act of 2003, created uncertainty and posed substantial downside risk. While some provisions of the Act benefited Missouri's revenues, the Act also raised the standard deduction for many filers and enhanced depreciation allowances.

   Governmental Funds. As of the end of fiscal year 2004, the State's governmental funds reported combined ending fund balances of $3.4 billion, an increase of $243.4 million or 7.8% over fiscal year 2003. Approximately 60.4% of this amount constitutes unreserved fund balance, which is available for spending at the government's discretion. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed: 1) for budget reserve, 2) to pay debt service, 3) for loans receivable, and 4) for a variety of other restricted purposes

   Proprietary Funds. The State has three major proprietary funds: State Lottery, Unemployment Compensation, and the Petroleum Storage Tank Insurance Fund. The State Lottery was established in 1986 to account for the sale of lottery tickets and lottery operations. Since 1992, public education has been the sole beneficiary of lottery proceeds. Unemployment Compensation accounts for contributions and payments collected from Missouri employers under the provision of the "Unemployment Compensation Law". This tax finances benefits for workers who become unemployed through no fault of their own. The Petroleum Storage Tank Insurance Fund accounts for moneys collected from transport load fees and participating owners of petroleum storage tanks. The fund pays cleanup expenses from petroleum leaks or spills from underground storage tanks and certain above ground storage tanks as well as third party property damage or bodily injury resulting from such discharges. This fund is one of the largest insurers of tanks in the country.

   The State Lottery Fund's net assets decreased by $7.3 million. Although operating income increased because of more robust sales, transfers of public education also increased and the value of investments held for grand prize winners decreased substantially. The Unemployment Compensation Fund's net assets decreased by $180.1 million due to employer contributions and intergovernmental revenues insufficient to pay claims. During the year, loans from the Federal government were obtained as allowed by Title XII of the Social Security Act. The outstanding Federal liability was $288.6 million at June 30, 2004. The Petroleum Storage Tank Insurance Fund's net assets increased by $13.6 million due to significantly reduced environmental cleanup expenses.

   The General Fund is the chief operating fund of the State. At the end of fiscal year 2004, the State's General Fund reported a total fund balance of $1.2 billion. The net increase in fund balance during fiscal year 2004 was $193.6 million. Revenues of the general fund totaled $13.9 billion in fiscal year 2004, an increase of $646.5 million from fiscal year 2003. Factors contributing to this increase included the following:

       o Revenue from taxes increased $417 million from fiscal year 2003 to fiscal year 2004. The most significant increase was Individual Income Tax, which increased $202 million or 4.6%. This increase was due to continued economic growth.

       o Contributions and intergovernmental revenues increased by $371.6 million during fiscal year 2004 due primarily to an increase of $125 million in federal receipts for grants or programs financed by the U.S. Department of Health and Human Services and an increase of $99.5 million from federal receipts for grants or programs financed by miscellaneous federal sources.

       o Cost reimbursement/miscellaneous revenues decreased $93.5 million in fiscal year 2004. This was primarily due to a decrease within recovery costs of $114.1 million because of a reduction in money recovered from outside parties.

   Expenditures of the General Fund totaled $11.5 billion in fiscal year 2004, an increase of $110.1 million from fiscal year 2003. The factors contributing to the increase included the following:

     o An increase to human services expenditures of $306.8 million due primarily to a $218.1 million increase in payments for mental health services provided. There was also an increase of $59.2 million in payments to individual recipients for social welfare and an increase of $58 million in payments to doctors, hospitals, and similar institutions who provide medical treatment to social welfare recipients.

     o Debt service principal expenditures decreased by $56.7 million due to debt refinancing. The public education fund category provides general and special education services to the children of the

State and other related functions such as library services and student loans. Total fund balance increased by $20.7 million. Expenditures of the public education funds totaled $3.6 billion in fiscal year 2004, an increase of $44.9 million from fiscal year 2003. The major factor that contributed to this was an increase of $60.9 million in the education expenditures for an increase in aid to educational institutions and school districts for expenditures by the institution or the district. There was also an increase of $176.3 million to other financing sources and uses due to more General Revenue funding and an increase in funds from Lottery.

   The conservation and environmental protection fund category provides for the preservation of the State's wildlife and environment. The fund balance increased by $81.9 million. Revenues of the conservation and environmental protection funds totaled $342.4 million for fiscal year 2004, an increase of $1.7 million from fiscal year 2003. The factors contributing to the increase included the following:

     o Taxes increased $4.2 million primarily from an increase of $3.6 million in conservation sales and use tax.

     o Contributions and intergovernmental revenues decreased $5.6 million due mainly to a decrease of $6.3 million in federal receipts for grants or programs financed by the U.S. Environmental Protection Agency.

     o Penalties and Unclaimed Properties increased $1 million due to an increase in money received by the state to settle claims for goods, services or damages against the state.

   Expenditures of the conservation and environmental protection funds totaled $267.9 million for fiscal year 2004, an increase of $19.5 million. The main factor that contributed to this was an increase of $101.9 million to Intergovernmental Expenditures due to an increase in both aid to local governments and loans disbursed to other entities. The transportation and law enforcement fund category provides transportation services, road construction and maintenance, and the enforcement of vehicle laws and traffic safety. The fund balance increased by $15.6 million. Revenues increased $23.6 million during fiscal year 2004. The major factor contributing to this was an increase of $39.3 million in tax revenues due primarily to an increase of $22.4 million in receipts of tax on gasoline for use in motor vehicles.

   The State Road Fund accounts for revenues from highway users' fees, federal reimbursements for highway projects, and bond proceeds to be used for costs of constructing and maintaining an adequate state highway system. The fund balance increased by $20.9 million in fiscal year 2004. Revenues of the State Road Fund decreased during fiscal year 2004 by $119.4 million. The major factor contributing to this was a decrease of $82.1 million in Contributions and Intergovernmental revenues due mainly to a decrease of $60.8 million in federal receipts for grants or programs financed by the U.S. Department of Transportation. Other Financing Sources/Uses increased by $243.4 million during Fiscal Year 2004. The main factor for this was an increase in proceeds from Other Bonds of $254 million due to an issuance of State Road Bonds.

   Business Type Activities. Net assets of the business-type activities decreased by $174 million during the fiscal year. The primary reason net assets declined relates to the Unemployment Compensation Fund where benefit payments far outpaced employer contributions and Federal loans were obtained for the difference. Lottery also had a significant decline in net assets because of increased transfers to education, however, the decline was offset across all business activities because of gains in the Petroleum Storage Tank Insurance Fund.

   The State's total net assets decreased $570.3 million dollars or 2.1% during fiscal year 2004. This decrease resulted from increases in bonds and claims payable. Capital assets net of related debt and restricted assets, which do not represent resources available to pay day-to-day operating expenses, increased by $28.7 million or 0.1%. The largest component of the State's net assets at $25.4 billion or 93.3% is invested in capital assets net of related debt, such as bonds payable or capital lease obligations. These assets include land, infrastructure, buildings, and equipment which are not easily converted to cash nor readily available to pay state debts as they come due. Restricted net assets of the primary government totaled $1.1 billion or 4.1% of total net assets, a decrease of 4.0% from the prior year. Net assets are restricted for several reasons including constitutional, legal, or external requirements. Examples of restricted net assets include lottery proceeds restricted for public education, funds restricted for debt service, and certain sales taxes restricted for the maintenance of highways or state parks and conservation areas. Also, many federal funds are restricted to funding certain programs.

   Revenues and Expenditures. The slumping economy, federal tax cuts that sap state revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income.

   Strong economic growth resulted in revenues above the total state revenue limit in fiscal years 1995 through 1999. The State has refunded to Missouri income taxpayers the entire $978.7 million in excess revenue for those years. All Article X refunds were initially paid from the General Revenue Fund and various other funds reimbursed their share of the refund liability through operating transfers to the General Revenue Fund as appropriated by the General Assembly.

   The Missouri Merchants and Manufacturer's Association filed a lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri Case No. 99-CV-323530) was remanded with instructions to the Circuit Court of Cole County after an appeal to the Missouri Supreme Court. In fiscal year 2003, $6 million of Article X refunds relating to prior years revenue receipts were paid based on the Cole County Circuit Court decision regarding the treatment of refundable tax credits in the total state revenue calculation.

   The Missouri Merchants and Manufacturer's Association filed an additional lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri, Case No. 00-CV-325457) was dismissed on April 22, 2002.

   Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

   In May 2001, Missouri received its first payment of the tobacco settlement proceeds. It is estimated that the state will receive about $160 million during Fiscal Year 2005. The Governor has recommended using a portion of the tobacco settlement proceeds to pay for core health care programs while retaining a portion for the most critical investments that will improve the lives of Missourians in the futures.

   In 2002, the Governor recommended that the General Assembly pass legislation that would allow the state to sell a portion of the tobacco settlement proceeds in a process called "securitization." The General Assembly passed SB 1191 (2002) to give the state this option for up to 30 percent of the tobacco settlement proceeds. Tobacco securitizations have been completed by other states and are somewhat similar to revenue bond borrowing.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

   Risk Management. The State attempts to minimize credit and market risks while maintaining a competitive yield on its investments. Approximately 82% of investments held by the State and subject to risk categorization at June 30, 2003, are classified in the lowest risk category as defined by the Governmental Accounting Standards Board. All deposits invested by the State Treasurer are either insured by federal depository insurance or collateralized.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Missouri are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Missouri IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Missouri IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Missouri IM-IT to pay interest on or principal of such bonds.

   The Missouri IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

                              NEBRASKA RISK FACTORS

   General. The State was admitted to the Union as the thirty-seventh state in 1867. Nebraska's government is divided into three branches: legislative, executive and judicial. Nebraska is the only state with a Unicameral Legislature, which has 49 non-partisan members. The chief executive is the governor, who is elected for a four-year term. Within the executive branch are various departments and agencies that perform a variety of functions. Since Nebraska's Constitution generally allows no indebtedness, government expenses of such departments and agencies must be met on a pay-as-you-go basis. The State provides a full range of services including: the construction and maintenance of highways and infrastructure, education, social and health services, public safety, conservation of natural resources, economic development, and recreation facilities and development.

   Budgetary control of state expenditures is maintained chiefly by three processes. First, a budget is required to be adopted through passage of appropriation bills by the Legislature. Second, the appropriated funds are allocated by program and fund type and are controlled by the executive branch through an allotment process. The Legislature may also enact a supplemental appropriation bill and other appropriation bills as it deems necessary. Finally, the State's accounting system is designed to budget check each expenditure to ensure the appropriation is not exceeded.

   Economic Outlook. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

   Current Revenue Outlook. The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 92 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2003 increased $66 million over the prior year, due to an increased sales tax base and a sales tax rate increase to help offset a small decline in income tax revenue. In finalizing the biennium budget for the fiscal years ending June 30, 2004 and June 30, 2005, the Legislature, as required by the State Constitution, balanced the budget. For the year ended June 30, 2004 there was a significant increase in taxes collected, as income and sales taxes from all funds increased $229 million over last year, chiefly due to a $163 million jump in income taxes collected. This reflects the steady, solid growth in Nebraska in all areas: jobs, income and revenue.

   The change was most dramatic in the area of employment, which grew again after several years in decline. Farm income also had another strong year. The State has seen a marked improvement in revenues for the fiscal year ending June 30, 2004. Net tax revenue exceeded the prior year by $261 million. Furthermore, the actual General Fund expenditures were less for this year when compared to last year. For the fiscal year ending June 30, 2004, the State's General Fund ended the fiscal year with a $305 million cash and investments balance.

   State Economy. The Bureau of Business Research of the University of Nebraska-Lincoln, together with the Nebraska Business Forecast Council, are cautiously optimistic on Nebraska's economic future. Total net taxable retail sales growth should continue to receive a boost from the broadening of the sales tax base. Sales tax and income tax revenue will also benefit by the increases in employment and personnel income.

   Cash Management. All cash is required to be deposited in the State Treasury. With the assistance of the State Investment Officer, the State Treasurer invests all cash in the Operating Investment Pool (OIP). This pool is comprised of some short-term investments and many medium-term investments. The OIP is reflected as cash and investments on the State's financial statements. Interest earnings are credited on a monthly basis to each fund that the Legislature has designated as eligible to earn interest. All interest earnings not credited to other funds are deposited in the General Fund. At June 30, 2004, there was $1.4 billion invested in the OIP. This was invested as follows: 25 percent in government securities; 23 percent in corporate bonds; 34 percent in Federal agencies; 6 percent in time deposits; and 12 percent in money market funds and other. For the fiscal year ended June 30, 2004, the average daily balance of $1.52 billion returned $59 million, a 3.91% yield. This yield is a decrease from the 2003 yield of 4.05%. State law requires that all public funds deposited in banks be secured by having each such bank maintaining, at all times, an aggregate amount of securities of at least 102 percent of the amount on deposit, less the $100,000 insured by the Federal Deposit Insurance Corporation (FDIC). It is the State's policy to continually monitor the clearing and depository banks for compliance with this law.

   Risk Management. Workers' compensation, employee health coverage, employee liability and general liability are selfinsured. Commercial insurance coverage has been purchased for automobile liability, real and personal property damage, employee life coverage, and employees'errors or omissions. Total net assets of the State's pension trust funds reached $6.4 billion by June 30, 2004, compared to $5.5 billion on June 30, 2003. These are the assets of the three defined benefit plans (School, Judges and State Patrol plans), two defined contribution and cash balance plans (County and State Employees plans) and the State Employees' Deferred Compensation Plan that are administered by the State.

   Financial Highlights - Government-wide. The assets of the State exceeded its liabilities at June 30, 2004 by $8.7 billion (presented as "net assets" in the CAFR). The majority of the net assets are represented by the investment in the State's infrastructure and other capital assets, which cannot be used to fund ongoing activities of the State. Of the net assets, "unrestricted net assets" was reported as $438 million, much of which is, by statute, to be spent on nursing facilities, medical assistance programs and tobacco prevention and control. The primary government's net revenues exceeded net expenses for 2004 by $448 million (thus, an increase in net assets). The increase in net assets was primarily a result of a more favorable economy causing an increase in taxes collected coupled with an actual reduction of expenditures from 2003.

   Fund Level. General Fund receipts for 2004 were $13 million below the original budgeted amount. However, such receipts were above the final budget by $109 million. Expenditures were also down $156 million from the original budget. On a Generally Accepted Accounting Principles (GAAP) basis, the General Fund had $208 million in excess revenues prior to $17 million in other financing sources
(uses) resulting in an ending fund balance on June 30, 2004 of $208 million. Other governmental funds had $152 million in excess revenues prior to other financing sources (uses) increasing such fund balances at June 30, 2004 to $1,484 million. The $183 million of net assets of the Unemployment Compensation Fund represents ninety percent of the proprietary funds. Such fund only had a $10 million decrease in net assets for 2004 (compared to a $27 million decrease in 2003) due to a slight decrease in unemployment claims and additional revenue from customers.

   Long-term Liabilities. Long-term liabilities totaled $ 636 million at June 30, 2004, which is a small change from the prior year. Most of these liabilities consist of (1) $284 million of claims payable for workers' compensation claims, medical excess liability, unemployment compensation claims, employee health insurance claims, among other claims, (2) $177 million of Medicaid claims, and
(3) the calculated amount for vested sick leave due employees when they retire and accrued vacation, totaling $109 million. Debt related to capital assets totaled $54 million at June 30, 2004.

   Net Assets. The State's assets totaled $10,236 million at June 30, 2004 as compared to $9,679 at June 30, 2003. As total liabilities only totaled $1,575 million, net assets amounted to $8,661 million as of June 30, 2004. As of June 30, 2003, these amounts were $1,466 million and $8,213 million, respectively. By far the largest portion of the State of Nebraska's net assets (81 percent) reflects the State's investment in capital assets (e.g., land, buildings, equipment and infrastructure - highways, bridges, etc.). The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. The State's non-capital assets represent 31% of the State's total assets and chiefly consist of cash, investments and receivables. It should be noted that $374 million in 2004 and $245 million in 2003 of such assets represent "Securities Lending Collateral," an amount created by a journal entry required by GASB in order to record a lending transaction. Since the asset is offset by a corresponding equal liability, the net asset is zero and thus the asset cannot be spent.

   Since the State's Constitution generally prohibits the State from incurring debt, the Statement of Net Assets presents few long-term liabilities (shown as noncurrent liabilities). The majority of such liabilities are for claims payable for workers' compensation claims, medical excess liability, unemployment compensation claims, employee health insurance claims, among other claims ($284 million for 2004 and $285 million for 2003), Medicaid claims for $177 million ($167 million in 2003) and the calculated amount for vested sick leave due employees when they retire and accrued vacation of $109 million of 2004 ($107 million for 2003). Other minor amounts of long-term liabilities consist chiefly of capital lease obligations, and bonds payable related to NETC Leasing Corporation and Nebraska State Building Corporation bonds. Both of these entities are legally separate from the State, but are so intertwined with the State that they are, in substance, the same as the State.

   Governmental Activities. Governmental activities increased the State's net assets by $461 million in 2004 (such activities reduced the net assets by $126 million in 2003). Furthermore, governmental activities represent 96% of all the primary government's revenues. Program revenues of governmental activities were $2,676 million and were used to partially offset program expenses of $5,555 million, leaving net expenses of $2,879 million. Only 3% of total expenses were spent on general government expenses. General taxes, earnings and transfers of $3,340 million were used to cover most of the remaining costs of the programs

   Business-type Activities. The business-type activities reduced the State's net assets by $13 million for 2004 after a $21 million transfer to the governmental activities. Most of the $244 million of business-type activities' program revenues was related to the business assessment fees in the Unemployment Compensation Fund and Lottery Fund revenues. The Unemployment Compensation Fund had an operating loss of $24 million in 2004. This loss and the net loss of $5 million incurred in the Excess Liability Fund were partially offset by $15 million in investment income and $2 million in net revenues from Cornhusker State Industries. Lottery revenues of $93 million generated net revenue of $19 million, which was offset by the $21 million transfer to the Governmental Activities.

   Governmental Funds. The focus of the State's Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. In particular, the unreserved balance may provide some indication of the State's net resources available for spending at the end of the fiscal year. (Unreserved balances may be designated or undesignated. If they are designated, they are unreserved only as long as they are used for the purposes of the fund involved. In the Governmental Funds, most of the unreserved balances reside in designated funds.) At the end of 2004, the State's Governmental Funds reported combined ending fund balances of $1,692 million. The total unreserved balances amounted to $1,343 million.

   General Fund. The General Fund is the chief operating fund of the State. The major General Fund liability was the estimated tax refunds payable of $252 million. Such refunds payable were only $3 million less than the expected taxes owed the State. Other assets of the General Fund available to pay near-term liabilities exceeded such liabilities by $205 million. On June 30, 2003, the General Fund had a negative fund balance of $17 million. As had occurred in 2003, reduction in spending continued in 2004 due to the lower than anticipated revenues due to the slow economy. In fact, expenditures for 2004 actually were $90 million less that in 2003. However, as opposed to 2003, revenues for 2004 increased significantly over 2003 by $261 million. The reduction in expenditures along with the increased revenues resulted in an increase in fund balance of $208 million in 2004, which was significantly better than the $143 million decrease that occurred in 2003.

   This $208 million increase in 2004, coupled with $17 million of other financing sources, caused the General Fund balance to increase by $225 million, ending with a fund balance of $208 million. Revenues in 2004 were more than anticipated and were up $261 million over 2003 chiefly due to (1) increased corporate income taxes because of increased revenues and companies had less losses to write off, (2) increased individual income tax revenue resulting from the effect of less capital losses being reported and increased revenues by farmers and small business owners, and (3) increased sales taxes collected because of increased retail sales and the continuing effect of the increased sales tax base. Expenditures were less than budgeted due to a concerted effort by agency heads responding to the Governor's message to be conservative in spending in addition to mandated cuts. In 2002 and 2003, the revenues of the State were less than projected. To compensate for downturns such as this, the State has maintained a budgetary basis Cash Reserve Fund. While this Cash Reserve Fund is commingled with General fund cash in the General Fund financial statements, it is separate and distinct in that, by State Statute, it can only be used (1) when the cash balance of the General Fund is insufficient to meet General Fund current obligations and (2) for legislatively mandated transfers to other funds. Any money transferred in accordance with item one above must be repaid as soon as there is sufficient cash in the General Fund cash account to do so. Such reserve was at $110 million at the beginning of 2003.

   During 2003, increases in certain taxes boosted the Cash Reserve Fund by $37 million. An additional $29 million, received from the federal government to help offset the State's economic losses, was temporarily placed in the Cash Reserve. However, due to transfers and loans to the General Fund cash account totaling $117 million, this balance was reduced to $59 million at the start of 2004. In 2004, because of the increased revenues, the General Fund was able to repay the $30 million that was borrowed from the Cash Reserve in 2003. Cigarette tax revenues of $27 million were placed into the Cash Reserve in 2004 and the $29 million of federal funds was transferred to the General Fund cash account, leaving a Cash Reserve Fund balance at the end of 2004 of $87 million. Due to the fact that 2004 revenues exceeded the forecast, a statutory requirement caused a $109 million transfer from the General Fund cash account to the Cash Reserve Fund in July 2004. Expenditures in 2004 in the General Fund were not only less than budgeted, they were $90 million less than 2003 in actual dollars spent, chiefly due to reduced spending across all categories of expenditures, including education ($23 million), higher education ($23 million) and health and social services ($25 million).

   Other Governmental Funds. Other governmental fund balances totaled $1,484 million at June 30, 2004; $348 million of such fund balances is reserved to indicate that they are not available for new spending because such funds (1) are represented by endowment principal ($167 million), (2) are represented by an asset that has not yet been received, e.g., loans receivable ($164 million), (3) have been expended for other assets, chiefly inventories ($11 million) and thus the funds are not available, or (4) have been committed for debt service ($6 million). Of the non-General Fund unreserved fund balances of $1,136 million, $204 million represents permanent school funds which can be used only for support of public schools. $879 million is represented by special revenue funds which while unreserved, normally must be spent within the confines of such special revenue funds (a majority of these same funds are considered "restricted" on the government-wide financial statements). Twenty-one million dollars is represented by other permanent funds, which again normally must be spent within the confines of the fund. Thirty-two million dollars is in the Capital Projects Fund, which, while unreserved, must be spent on a capital projects.

   The three major funds presented as special revenue funds are the Highway Fund, the Federal Fund and the Health and Social Services Fund, with total fund balances of $503 million. Of this balance, $489 million is classified as unreserved, but which are restricted in the government-wide statements in that the funds are unreserved only within the confines of such funds. Governmental funds other than the General Fund saw an increase in fund balances of $158 million. The fund balances of all such funds increased: the Highway Fund ($2 million), the Federal Fund ($7 million), the Health and Social Service Fund ($80 million), the Permanent School Fund ($37 million and other Nonmajor Funds ($31 million). The Highway Fund had $73 million increase in federal funds. This more than offset the $43 million increase in operating expenses (a 6% increase) and $14 million less in fees and investment income. The Highway Fund also did not have the $14 million sales tax transfer to the General Fund in 2004, which was the major cause of a $17 million decrease in fund balance in 2003. These were the major reasons the Highway Fund had a $2 million increase in fund balance from the prior year. The Federal Fund received $280 million increase in federal grants and contracts, an 18% increase over 2003. Because of such increased revenues, there were related expenditures spent in accordance with the terms of the grants and contracts of $251 million. There was also an additional $5 million transferred out 25 in 2004.

   Even though there was much more grant activity, at the end of 2004 there was only a net increase in the Fund of $7 million, a $22 million swing from the $15 million decrease in the fund in 2003. The Health and Social Services Fund had an increase in investment income in 2004 of $25 million (mostly due to market fluctuations), a $59 million decrease in expenditures chiefly due to a significant reductions in a disallowance accrual, along with an increase in other revenue of $24 million, resulted in a $107 million increase in net revenues when compared to 2003. The year 2003 had net expenses of $27 million, whereas in 2004 the fund balance was increased by $80 million. The Permanent School Funds had a $16 million improvement of investment earnings, earning about 8% in 2004 (a full 3% better than last year) which was the main reason the fund balances increased $17 million more than last year, when the fund balance increased $20 million. Other costs and revenues remained relatively stable. The Fund balance at the end of 2004 was up $37 million. The Nonmajor Funds were mostly stable from 2003 to 2004, except for $14 million less in transfers out in 2004. In 2003 the Fund balance increased $20 million; in 2004 it increased $31 million, chiefly due to the above mentioned reduction in transfers.

   Fiduciary Funds. The Pension Trust Funds represent the majority of the fiduciary funds. Such Pension Trust Funds net assets increased $894 million to $6,419 million in 2004 due primarily to the robust market in 2004, which provided $748 million in appreciation of investments. Investment income in 2004 was $106 million versus $103 million in 2003. Contributions to the plans exceeded benefits, refunds and related administrative expenses by $48 million. In another trust fund, $322 million was received by the College Savings Plan and is recorded in the Private Purpose Trust Funds. Total net assets in the College Savings Plan now total $777 million.

   Proprietary Funds. The State's proprietary funds provide the same type of information found in the government-wide financial statements under Business-type Activities, but in more detail. The State's one major proprietary fund, the Unemployment Compensation Fund, had reported net assets of $183 million at the end of 2004. This fund's net assets decreased $10 million in 2004, due to unemployment claims paid out which exceeded the charges to customers by $24 million which was half covered by investment income. Other proprietary or enterprise funds - the Lottery Fund, the Excess Liability Fund (this fund was established to provide limited liability for physicians working in Nebraska) and Cornhusker State Industries (this operation utilizes incarcerated persons to manufacture and sell items) had combined income of $18 million prior to an $21 million transfer from the Lottery to governmental funds primarily for education and environmental studies.

   Analysis of General Fund. In 2004, the State began to reap the benefits of the improving national economy. Forecasted revenues, upon which the State's budgeted expenses were based, had anticipated a continuation of the recession. However, the State exceeded the revised projected tax revenues of $ 2,565 million by $109 million, realizing actual tax revenues of $ 2,674 million. Because the revenues did not come in as expected early in 2004, the State's Forecasting Board continually made new forecasts, each time reducing the expected revenues. However, as the year unfolded and the time came for final tax payments to be made (as opposed to the estimated taxes that had been remitted based upon the lower taxes that were due in the prior year), revenues began to pick up at an accelerated pace. Nonetheless, throughout the year, agencies were encouraged to spend less than their appropriations. General fund spending ended up $92 million less than the appropriated amount. This reduction, when coupled with the increased tax revenues, allowed the State to finish 2004 with $201 million of revenues in excess of expenditures.

   Debt Management. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for:
(1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Nebraska issuers may be unrelated to the creditworthiness of obligations issued by the State of Nebraska, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Nebraska IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Nebraska IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Nebraska IM-IT to pay interest on or principal of such bonds.

   The Nebraska IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

                             NEW JERSEY RISK FACTORS

   Economic Outlook. Through calendar year 2004, New Jersey's economy continued to expand and its recovery is showing signs of momentum. The State outperformed the nation in terms of job creation at a faster pace over last year. New Jersey added 101,700 jobs between the bottom of the employment cycle in March 2003 and September 2004. Payroll employment increased over 1.4 percent during the first nine months through September 2004 after declining slightly by 0.1 percent last year. Jobs in September 2004 grew at a 1.7 percent average annual rate over a year ago, continuing the positive year over year growth trend for the fifteenth consecutive month since July 2003, surpassing the pre-recession level.

   Payroll employment increased by over 1.6 percent in the third quarter of 2004, a solid increase compared to the 0.4 percent growth in the same quarter a year ago, and maintained the momentum in job growth that started to pick up since the first quarter of 2004. Overall, the State added 60,300 jobs between January and September 2004. Employment gains were primarily spread across the service providing sectors with particularly strong growth in professional and business services (12,700 jobs), education and health services (9,500 jobs), and trade, transportation, and utilities (8,100 jobs). The total government (14,600 jobs) and construction (3,700 jobs) sectors also showed strong gains.

   The generally improving labor market conditions have kept the State's jobless rate below 5.0 percent for the third straight month since July 2004. New Jersey's unemployment rate dropped to 4.8 percent in September 2004, well below the corresponding rate of 5.4 percent for the nation.

   The preliminary 2004 second quarter growth rate for New Jersey's personal income of 4.7 percent improved over the revised first quarter 2004 growth rate of 4.1 percent. October 2004 economic forecasts project slight moderation in the third quarter followed by an improving personal income growth scenario in the fourth quarter and into 2005. Despite the slight increase in the inflation rate (around 3.0 percent) the growth momentum in the labor market conditions will benefit consumers and businesses. In addition, low interest rates continue to support spending on housing and other consumer durables in the State.

   The housing sector continues to be robust during 2004 with new housing starts estimated to stay around 33,000 units or more for the year, slightly above the 2003 level. New vehicle registrations for the nine months through September 2004 were 3.5 percent above the level in 2003.

   New Jersey and the nation are expected to have a solid year with economic momentum heading into calendar year 2005. In the December Beige Book, the United States Federal Reserve was upbeat reporting broad economic expansion across the nation. The fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in calendar year 2005 and beyond are favorable.

   Financial Trends - Education. State aid for elementary and secondary education continues to be one of the largest components of the State budget at almost one third of the Fiscal Year 2005 State appropriations. State funding for Education has historically been a struggle, especially in times of limited resources. The cost of compliance with State Supreme Court mandates for funding the poorest school districts, known as Abbott districts, forces the direction of a large portion of those resources, reducing the amount available for distribution to non-Abbott school districts. Having one of the highest per pupil spending amounts in the country and high reliance on property taxes for the local support adds to the pressure to increase the level of State support. Federal legislation such as the No Child Left Behind Act and the Individuals with Disabilities Education Act have placed additional requirements on districts that result in spending increases beyond the federal funding provided for the programs. The State periodically reviews its funding formulas to balance the competing needs as best possible.

   Transportation. Stable funding for public transportation occurred in 1984 with the passage of the New JerseyTransportation Trust Fund Authority. Prior to the enactment, funding was provided through various intermittent general obligation bond acts that were subject to voter approval. Funded from sources such as the Motor Fuels Tax, the Petroleum Products Gross Receipts Tax, a portion of the Sales and Use Tax, and bond proceeds, the New Jersey Transportation Trust Fund Authority has provided the New Jersey Department of Transportation and New Jersey Transit Corporation with a combined capital program that has grown from $249.0 million in Fiscal Year 1985 to $1,292.6 million in Fiscal Year 2005. Stable State and federal funding has allowed the New Jersey Transit Corporation to invest in such notable projects as the Secaucus Transfer, Newark Airport Station, Montclair Connection, MidTown Direct, and the Newark Elizabeth Rail Link. These projects are in addition to the purchase of rolling stock needed to upgrade the bus and rail fleet of vehicles. For Fiscal Year 2005, the New Jersey Transportation Trust Fund Authority has funded the New Jersey Department of Transportation's "Fix-it-First" approach that addresses bridges, pavement, and projects which support urban and suburban redevelopment, and protection of environmental values. The New Jersey Department of Transportation's program focuses on innovative strategies to promote safety, while providing a balanced, economical, effective attack on highway congestion.

   Open Space Preservation. One of State Government's responsibilities is the conservation of the State's natural resources. Open space preservation began in 1961 under the Department of Environmental Protection's Green Acres program. Farmland preservation, through the Department of Agriculture's State Agriculture Development Committee, began in 1983. The Garden State Preservation Trust was created in Calendar Year 1999 to provide funding for the Department of Environmental Protection, the State Agriculture Development Committee, and the New Jersey Historic Trust for the preservation of open space, farmland, and historic properties. Through the annual $98.0 million constitutional dedication from the State's Sales and Use Tax, the Garden State Preservation Trust has preserved approximately 40,000 acres per year since its inception. This amount represents a 111.1 percent increase from earlier funding efforts that concentrated on voter approved general obligation bond acts. A total of 551,358 acres have been preserved for open space, while a total of 129,310 acres have been preserved for farmland purposes.

   Revenues and Expenditures. The State of New Jersey operates on a fiscal year beginning July 1 and ending June 30. The projected fiscal 2004 deficit of approximately $5 billion represents 21% of the total recommended fiscal 2004 budget of $23.7 billion. An unprecedented combination of factors have coincided to restrain revenue growth, including sluggish economic growth affecting much of the national economy, a drop in capital gains and bonuses related to the downturn in the stock market, and the failure of the federal government to provide increased state aid as part of its proposed economic stimulus plans. Base revenues for fiscal 2004 are estimated at $22.9 billion, including an estimated $1.1 billion from securitizing the remainder of tobacco settlement proceeds. This represents a reduction of $314 million from the adjusted fiscal 2003 revenues. The significance of this decline is best understood by contrasting it with the projected growth in the budget. To accommodate cost increases attributable to statutory requirements ($1.5 billion), constitutional dedications ($586 million), contracts and debt service ($650 million), and federal mandates/decisions ($434 million), as well as the elimination of one-time funding sources ($453 million), a budget totaling $27.7 billion would have been required in fiscal 2004. Since much of this growth is unavoidable or of highest priority, the resulting $5 billion deficit represents a fiscal challenge of immense proportion. To restore fiscal stability, the Governor proposes a combination of $1.3 billion in spending reductions, $2.4 billion in reduced growth, and $1.2 billion in additional revenue initiatives.

   Litigation. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state. At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.

   Debt Management. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state. These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General Obligation Debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of New Jersey are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New Jersey IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New Jersey IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New Jersey IM-IT to pay interest on or principal of such bonds.

   The New Jersey IM-IT is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

                             NEW MEXICO RISK FACTORS

   General. New Mexico is the nation's fifth-largest state in area (121,356 square miles), with an estimated population in 2001 of 1,829,146. Albuquerque is the state's largest city and economic center. Most of the state's leading employers are concentrated in Albuquerque, where 40% of the state's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the state, with a semiconductor plant in Rio Rancho just outside Albuquerque.

   Financial Highlights. The assets administered by the Office of the State Treasurer in the Investment Trust Fund increased by $416,888,265. The majority of this increase is due to increased average yield on the investment portfolio which has also resulted in increased deposit activity. As of the close of the current fiscal year, the Office of the State Treasurer's governmental funds reported combined ending fund balances of $154,065,840, a decrease of $17,093,210 in comparison with the prior year. The Office of the State Treasurer and the Department of Finance and Administration altered the policy related to the reporting of debt. Only debt issued by and for the Office of the State Treasurer should be included in the government-wide financial statements. As a result, the 2004 government-wide financial statements solely include $83,614 in debt related to compensated absences. This policy change also resulted in a net prior period increase in net assets of $761,104,004, a $764,105,000 increase related to debt and a $3,000,996 decrease related to bond issuance costs net of amortization.

   Although policy has been changed on the reporting of debt, it should be noted that the Office of the State Treasurer has the statutory responsibility for the overall management and investing of bond proceeds and debt service funds issued by the State Board of Finance. These proceeds require the tracking of all earnings for rebate, arbitrage and interest earnings distribution. The management of these funds begins with the issuance of bonds by the State Board of Finance. On the closing date of bond issuance, funds are delivered to the State Treasurer with identification of sources and uses of the bond proceeds. The State Treasurer then authorizes release of bond funds to the buyer and invests the proceeds in accordance with the State Treasurer's Investment Policy. The State Treasurer administers the distribution of interest earnings on 39 severance-tax bonds, 7 general obligation bonds and 1 miscellaneous bond. All transactions are tracked for the purpose of calculating rebate and arbitrage.

   In addition, the State Treasurer provides information to the audit firm that prepares the rebate calculations. Management of debt service funds includes monitoring available cash for payment, investing, and cost of issuance. The State Treasurer's Office coordinates with the State Board of Finance cash availability for issuance of one-day notes and determines the amount available for transfer to the state permanent fund as required by statute. Previously issued bonds by the Board of Finance may be re-financed or refunded and acting as the paying agent, the State Treasurer must coordinate payment with escrow agent and Depository Trust Company (DTC). A statutory function of the Office of the State Treasurer is to make debt service payments on behalf of State Agencies. As a result, the debt service assets and activity continues to be reported in the governmental funds. Information related to the debt service assets and activity is included in the supplementary information.

   Financial Analysis of the Government's Funds. As of the end of the current fiscal year, the Office of the State Treasurer's governmental funds reported combined ending fund balances of $154,065,840, a decrease of $17,093,210 in comparison with the prior year. Approximately 99.06% of this total amount, $152,624,938 is unreserved, designated for subsequent year's expenditures that is an internal designation of unreserved fund balance. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed to encumbrances and the New Mexico Business Development Corporation, $1,502,424. The remainder, less than 1%, reported as undesignated, is subject to reversion (if positive) to the State Permanent Fund. The fund balance of the Office of the State Treasurer's general fund increased by $193,428 during the current fiscal year.

   General Fund Budgetary Highlights. Differences between the original budget and the final amended budget are briefly summarized as follows:

       o $253,000 in decreases for personnel services and employee benefits due to several positions remaining open.

       o $337,117 in increases for operating costs for rent, maintenance, repair and replacement of computer software and equipment.

   Capital Assets. The Office of the State Treasurer's investment in capital assets for its governmental activities as of June 30, 2004, amounts to $142,432 (net of accumulated depreciation). This investment in capital assets includes office and computer equipment.

   Long-term Debt. At the end of the current fiscal year, the Office of the State Treasurer was responsible for administering debt service payments on total bonded debt outstanding of $735,990,000 all of which is secured by pledged tax revenues.

   Economic Factors and Next Year's Budgets and Rates. Inflationary trends in the region compare favorably to national indices. Costs associated with the general fund are expected to remain stable. During fiscal year end June 30, 2004, several personnel positions remained open, causing the budget to be underspent. The June 30, 2005 budget anticipates filling those positions. These factors were considered in preparing the Office of the State Treasurer's budget for the 2005 fiscal year.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limits the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the state may borrow money not exceeding the sum of two hundred thousand dollars ($200,000) in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1% of the assessed valuation of all property subject to taxation in the State, as shown by the last preceding general assessment. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. The total debt service on general obligation bonds was $230,104,066.25

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of New Mexico are rated AA+ by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New Mexico IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New Mexico IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New Mexico IM-IT to pay interest on or principal of such bonds.

   The New Mexico IM-IT is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

                              NEW YORK RISK FACTORS

   Economic Condition and Outlook. The national economy improved as 2003 progressed, and by mid-2004 the economic expansion was on firmer footing. The strengthening of the national economy has been beneficial for New York State and its export-oriented economy. On a seasonally adjusted basis, State employment began to grow and again during the summer of 2003. The recovery in the New York City economy has contributed to the State's economic improvement, and job growth has continued to be steady on Long Island and in the Hudson Valley during the first five months of 2004. Several major upstate metropolitan areas have experienced some recovery, although job losses continue in areas such as Buffalo and Elmira.

   The pace of the State's recent recovery has been relatively better than that of some other states. In the wake of the recession, the terrorist attacks, and the financial market downturn, New York State's employment performance deteriorated falling to a rank of 42nd in the nation in 2002. During 2003, though average annual State employment declined by 0.7%, the State's ranking rose to 37th in the nation. With employment up 0.3% in the first five months of 2004, the State's rank remains at 37th.

   Improvement on Wall Street has been a major factor in the recovery of both the City and State economies. The decline in the financial markets ended in 2003, as the Standard & Poor's 500 Stock Index advanced 20.2% for the year, although in the first five months of 2004 the gain has slowed to 2%. Securities industry growth has not yet resumed, but the rate of decline has slowed. By contrast, securities industry profits rebounded sharply, rising from $6.8 billion in 2002 to $16.8 billion in 2003 - the second highest level on record. As a result, year-end securities industry bonuses rose by almost 25% in 2003 after falling by about 33% in 2002 and more than 34% in 2001. Profits have remained strong in the first quarter of 2004, totaling $5.1 billion - an increase of 45% compared to the level one year earlier.

   Incomes in New York State are responding to the recovery in the financial markets and the higher Wall Street profits and bonuses. Personal income growth in New York State rose from 0.8% in 2002 to 2.6% in 2003, and to 5.5% in the first quarter of 2004 compared to the same period one year earlier. Nationally, personal income rose by 2.3% in 2002, 3.3% in 2003, and 5.2% in the first quarter of 2004. Compared to other states, income growth in New York State has rebounded faster than employment growth. New York's personal income gain ranked 23rd among the states in the first quarter of 2004, up from 46th in both 2002 and 2003.

   As the site of one of the terrorist attacks, the impact on New York State's economy was greater than in other parts of the nation. New York had lagged behind the recovery from the early 1990s recession, and it was only in recent years that the State's economic performance had improved. In the short run, the State's economy will go through a difficult period as the recovery slowly takes hold and spreads. New York City will reassert itself as a major center of commerce, and will benefit from reconstruction spending. Although the current recession will be followed by a new expansion, the strength of that expansion in New York State will be dependent on many factors. As the major engine of recent economic growth, the downstate economy is particularly dependent on the health of the financial industry, investments in transportation infrastructure, the ability of the education system to produce a skilled workforce, the availability of affordable housing, the cost and availability of energy, and the continued attractiveness of the region for both domestic migrants and international immigrants. Upstate, many regions continue to transition from manufacturing to service-based economies, and to face their own issues in education, housing, energy, and population. Finally, the fiscal stresses currently faced by many localities will have an impact on how policies that address important issues are resolved.

   General Government Results. An operating surplus of $3.0 billion is reported in the General Fund for fiscal year 2003-04. As a result, the General Fund now has an accumulated deficit of $281 million. The State completed its fiscal year ended March 31, 2004 with a combined Governmental Funds operating surplus of $3.2 billion as compared to a combined Governmental Funds operating deficit in the preceding fiscal year of $4.3 billion. The combined 2003-04 surplus of $3.2 billion included operating surpluses in the General Fund of $3.0 billion and Other Governmental Funds of $198 million. The State's financial position as shown in its Governmental Funds Balance Sheet as of March 31, 2004 includes a fund balance of $6.2 billion represented by liabilities of $19.7 billion and by assets available to liquidate such liabilities of $25.9 billion. The Governmental Funds balance includes a $281 million accumulated General Fund deficit.

   As the State completed the year, its governmental funds reported a combined fund balance of $6.2 billion. Included in this year's total change in fund balance is an operating surplus of $3.0 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including the sale of tobacco bonds which provided resources of $4.2 billion, an increase of $1.3 billion in personal income tax revenue, a $1.0 billion increase in consumption and use tax revenue, a $645 million increase in Federal grants and a $504 million increase in miscellaneous revenues offset by a $206 million decline in business and other taxes. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The increase in General Fund revenues was offset by a $2.5 billion increase in expenditures. Local assistance expenditures increased by $2.2 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased by $300 million due primarily to increased employer pension costs. The State ended the 2003-04 fiscal year with a General Fund accumulated deficit of $281 million. The reduction of the deficit primarily reflects the restoration of reserves as a result of the improving State economy and the sale of tobacco bonds from which the General Fund received a $4.2 billion benefit.

   Overall Financial Position. The State reported net assets of $41.2 billion, which was comprised of $60.5 billion in capital assets reported net of related debt, $4.3 billion in restricted net assets offset by an unrestricted net assets deficit of $23.6 billion. Net assets reported for governmental activities decreased by $3.3 billion form a year ago, decreasing form $42.4 billion to $39.1 billion. Unrestricted net assets, the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements, was a deficit of $24.0 billion at March 31, 2004. The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($4.8 billion), local aid payments for school education aid that were financed on a long-term basis by the Local Government Assistance Corporation ($4.6 billion), local highway and bridge projects ($2.7 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($6.5 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

   Net assets for business-type activities decreased by 16.5%, $2.1 billion in 2004 compared to $2.5 billion in 2003. The decrease in net assets for business-type activities was caused primarily by unemployment benefit payments exceeding employer contributions and other revenues for the Unemployment Insurance Fund ($287 million) and CUNY Senior College operating expenses exceeding operating revenues and State support ($143 million). As of June 30, 2003, $8.0 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

   General Fund Budgetary Highlights. The original financial plan reported that the annual budget approved by the Legislature created a potential imbalance of $900 million in the General Fund before any possible positive impacts from new Federal aid or a fiscal management plan. Approximately $1.1 billion in temporary Federal aid eliminated the initial projected $900 million imbalance. New York's share of the national aid package consisted of a revenue sharing grant of $645 million and a temporary 2.95% increase in the Federal Medical Assistance Percentage that produced $506 million in General Fund savings.

   The State's fiscal year 2005 capital budget calls for it to spend another $6.7 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $207 million in general obligation bond proceeds, $3.5 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $1.1 billion in funds on hand or received during the year.

   Debt Administration. There are a number of methods by which the State may incur debt. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities--thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio--which includes debt reported in both governmental and business-type activities combined--to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2004 the State had $1.9 billion in State-supported variable rate bonds outstanding and $5.5 billion in variable rate bonds outstanding that are subject to swap agreements resulting in effective fixed rates, subject to certain risks. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode, at new fixed rates to be established at future mandatory tender dates, or convert to a variable rate. At March 31, 2004, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 4.7% of the State-supported bonded debt portfolio. At March 31, 2004 the State had $46.9 billion in bonds, notes, and other financing agreements outstanding compared with $39.3 billion last year, an increase of $7.6 billion.

   The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State may issue short-term debt without voter approval in anticipation of the receipt of tax and revenues or proceeds from duly authorized but not issued general obligation bonds. The State Finance Law, through the Debt Reform Act of 2000 (the Act), also imposes phased-in caps on new debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt but does not require that the capital works or projects be limited to State-owned projects. Debt issued prior to the Act and State-related debt including the Tobacco Revenue Bonds issued subsequent to the date of the financial statements to finance a portion of last year's budgetary deficit are not subject to the Act.

   The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations or local governments pursuant to lease/purchase agreements with the State. These lease/purchase contracts are capital leases for which the State's rental payments over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of State and Federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

   In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of New York are rated AA by Standard & Poor's Ratings Services and A1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New York IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New York IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New York IM-IT to pay interest on or principal of such bonds.

   The New York IM-IT is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

                           NORTH CAROLINA RISK FACTORS

   Economic Condition and Outlook. After experiencing robust growth during the first half of the 2004 calendar year, the nation's economy is now working through what is commonly referred to as a "soft patch". This weakness is due to a combination of record energy prices (in actual dollars) and periodic warnings of potential terrorist activity. An additional issue has to do with the fact that the stimulus from three federal tax packages enacted in recent years is starting to run out. It will be interesting to see how the current weakness affects the speed with which the Federal Reserve ratchets up interest rates. As recently as last winter many observers felt that the tenuous nature of the recovery would eliminate any rate hikes during 2004. Fed officials even confirmed this operating strategy in unusually candid public remarks. However, strong growth during the first few months of the year led to a re-examination of the position last spring. After raising the benchmark federal funds rate from ..75% to 1% on June 30 and to 1.25% in August, the Federal Reserve is now signaling additional rate hikes will take place at a "measured" pace. The message to be gleaned from the Fed's language is that future actions will depend on how the economic data falls out. The recent weakness may cause monetary officials to hold off on the anticipated September increase, especially in light of their pronouncements about the impact of high energy prices.

   In any case, the die has been cast and rates will rise over the next couple of years. During the 1994 tightening, short term borrowing rates rose from 3% to 6% in a 13-month period. Economy.com, the forecasting firm used by Fiscal Research, expects the rates to rise to 2.0% by the first quarter of 2005 and to top out at 5.0% during the first quarter of 2007. The forecasting firm used by the Office of State Budget and Management, Global Insight Inc., is also expecting a 2.0% rate by the end of this year, rising to 3.5% by 2006. A continuing problem for the economy is the subpar recovery in jobs. This is due to a combination of the movement of jobs overseas and the reticence of employers to ramp up staffing levels in an atmosphere of uncertainty. North Carolina is on the front line of this shift, due in part to NAFTA. This impact had begun well before the 2001 recession.

   A second issue has to do with the impact of higher energy prices on consumer spending. From late winter 1999 to early summer 1999, gas prices in North Carolina rose from around 80 cents per gallon to $1.00, and to $1.25 by early 2000. Once motorists realized that the increase might be more than a temporary spike, they cut back on purchases of other items (except for vehicles). One way to measure this impact is to look at gross state and local sales tax collections. After rising 8.6% for the second quarter of 1999, the rate of increase fell to 6.3% for the third quarter, 5.4% for the fourth quarter, and to 4.5% by the first quarter of 2000. This problem was compounded by the fact that heavy promotional activity by auto dealers propped up car sales. The net result of these factors meant that the additional dollars going to vehicle purchases and energy costs "crowded out" spending on other items.

   So far the impact of higher energy prices in 2004 on the overall economy and retail sales has been muted. For one thing, the recovery in equity prices has enhanced the "paper wealth" of many investors. In addition, the substitution of natural gas and other energy sources for fuel oil has minimized the impact of higher fuel prices on manufacturing production costs and family budgets. A third factor is the cash received by homeowners who have refinanced their mortgages. A concern is that financing for retail activity may be coming from additional credit card usage and such levels cannot be sustained indefinitely. A measure of this issue is the fact that unlike the 1992-94 recovery, sales tax collections are growing much faster than withholding tax receipts. Due to this concern and the phase out of the impact of the 2001-03 federal tax cuts, the underlying national economic assumptions used in the budget reflect the expectation that growth will slow during the 2004-05 fiscal years.

   State Prospects. One of the primary characteristics of the 2001 recession was the impact on the manufacturing sector. This is important to North Carolina because 15% of our nonagricultural employment is in manufacturing versus 11% for the U.S. A more important measure is the share of Gross State Product represented by manufacturing: 21% in North Carolina versus 16% for the nation. The loss of manufacturing jobs did not begin with the 2001 recession. Data compiled by the Employment Security Commission indicate that manufacturing experienced a fairly rapid recovery from the 1990-91 recession, with employment growth of 2.6% in 1993. In fact, the "boom and bust" nature of manufacturing is one reason why the state's economy grew 33% faster than the national experience following the 1981-82 recession and 45% quicker following the Gulf War downturn. Expressed another way, North Carolina was the fifth fastest growing state during the 1992-93 period in terms of personal income, due in part to the recovery in manufacturing.

   After a leveling off period, manufacturing employment began a steady decline in mid-1995 due to the mild national economic slowdown and the kicking in of NAFTA. The rate of decline began to accelerate in February 2001 and peaked at an 8.6% rate in 2002. Particularly hard hit were the textile and apparel sectors, with North Carolina jobs in these sectors dropping over 15% on a year-over-year basis by the spring of 2001. While the rate of decline has slowed due to the start of the economic recovery, the erosion continues. The only saving grace is that the loss of traditional jobs has been so great that these sectors exert a much smaller impact on the overall economy than in the past. For the 2004-05 fiscal year, the State is budgeting on the basis of a continued subpar economic recovery in North Carolina, both in terms of the absolute level and the normal growth premium relative to the U.S. This experience would be very different from the explosive growth in the state's economy during the last two recoveries.

   Cash Management. It is the policy of the State that all agencies, institutions, departments, bureaus, boards, commissions and officers of the State shall devise techniques and procedures for the receipt, deposit and disbursement of monies coming into their control and custody which are designed to maximize interest-bearing investment of cash, and to minimize idle and nonproductive cash balances. The State Controller, with the advice and assistance of the State Treasurer, the State Budget Officer, and the State Auditor, develops, implements, and amends the Statewide Cash Management Policy. All cash deposited with the State Treasurer by State entities is managed in pooled investment accounts to maximize interest earnings. During fiscal year 2004, uncommitted State funds were invested in short-term and medium-term U.S. Government notes and bonds, as well as other deposits, which had a composite average yield of 3.22%.

   Risk Management. The State maintains self-insurance programs for employee health; general liability; medical malpractice; workers' compensation; and automobile, fire and other property losses. The State limits its risk for general liability; medical malpractice; and automobile fire and other property losses by purchasing private insurance for losses in excess of deductibles.

   Revenues and Expenditures. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

   With the adoption of the General Fund budget for fiscal year ended June 30, 2004, North Carolina will have experienced its third straight year in which spending needs exceeded recurring revenues. This problem has been increased by the economic downturn experienced nationally and in North Carolina. The increase in spending needs is attributed to enrollment growth in the public schools and higher education institutions along with continued increased costs in the health and human services areas such as Medicaid and children services. The result is that North Carolina has spent more money than it has realized in the General Fund during the last four consecutive years.

   In order to meet the constitutional requirement of a balanced budget for the General Fund, the Governor has exercised his constitutional powers through the enactment of Executive Orders to control spending and to identify resources to meet spending requirements. Among these resources are the Highway Trust Fund, the Tobacco Trust Fund, agency special funds, and reductions to employer contributions to some of the State retirement systems. State agencies and institutions have been operating under Executive Orders since February 2001.

   Litigation. The State is involved in numerous claims and legal proceedings, many of which normally recur in governmental operations and may have a material adverse effect on the financial position of the State.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of North Carolina are rated AAA by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the North Carolina IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the North Carolina IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the North Carolina IM-IT to pay interest on or principal of such bonds.

   The North Carolina IM-IT is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

                                OHIO RISK FACTORS

   General. The State of Ohio's first constitution was adopted in 1802, and Ohio entered the union in 1803. Ohio's present constitution was modified by a state constitutional convention in 1851 and has since been amended on numerous occasions. The Constitution establishes a state governmental structure similar to the federal model, with three separate branches of government -- executive, legislative, and judicial. The executive branch consists of the Governor and Lieutenant Governor, who are jointly elected, and four additional statewide elected officials: the Attorney General, the Auditor of State, the Secretary of State, and the Treasurer of State. All of these officials are elected to four-year terms. More than 100 departments, agencies, boards, and commissions are part of the executive branch of government and receive appropriations from the legislature, along with three judicial and five legislative agencies.

   The state legislature in Ohio is referred to as the General Assembly and consists of two separate chambers, the Senate, a 33-member body, and the House of Representatives, a 99-member body. Each member of the General Assembly is elected to represent the residents of a geographical district for a specified term. Members of Ohio's General Assembly are subject to term-limits; senators are restricted to serving two four-year terms, and representatives are restricted to serving four two-year terms. Each chamber has a presiding officer to call the chamber to order and direct the calendar of events. The presiding officer in the Senate is the President of the Senate, and the presiding officer of the House of Representatives is the Speaker of the House. A new General Assembly is convened in January of each odd-numbered year. Along with the establishment of our state governmental structure, the Constitution requires Ohio to have a balanced budget. Ohio's budget is prepared for a period of two years - a biennium -, which begins on July 1 of odd-numbered years and ends 24 months later on June 30.

   The State provides a wide range of services and support to its citizenry that are accounted for in the following functions or programs: primary, secondary and other education, higher education support, public assistance and Medicaid, health and human services, justice and public protection, environmental protection and natural resources, transportation, general government, community and economic development, workers' compensation, lottery, unemployment compensation, tuition credits, liquor control, and other business-type activities.

   Economic Overview. The U.S. economic expansion gained strength from mid-2003 through the third quarter of 2004, and will mark its third anniversary at the end of the year. Growth in real GDP exceeded expectations in the second half of 2003, and that momentum carried over into 2004. The economy expanded at an annual rate of 3.8 percent during the first three quarters of 2004, close to projections at the start of the year. After declining for almost three years, total employment turned up in September 2003, and increased by 1.78 million during the year ended in September 2004. Even though hiring has been slow, layoffs have subsided and the unemployment rate has declined from 6.1 percent to
5.4 percent. In response to modest gains in employment and hourly wages, personal income increased 4.8 percent during the year ending in the third quarter of 2004. Aided by federal tax cuts but hurt by higher inflation, real disposable personal income increased 1.9 percent. Leading the economy forward were consumption expenditures and fixed investment. Purchases of services accounted for about half of the increase in consumer spending. Investment in new equipment and software accounted for about two-thirds of the growth in fixed investment, with the remainder coming from investment in residential structures.

   Exports, business inventory building, and federal defense spending made additional contributions. Despite the more than 20 percent depreciation in the U.S. dollar in 2002 and 2003, the market share of imported goods and services increased significantly during the past year. Growth would likely have been stronger in 2004 if not for the near doubling in the price of oil since September 2003 to a record high. Higher energy costs subtracted as much as three-quarters of a percentage point from real GDP growth during the first three quarters of 2004, according to the Federal Reserve Board. The future course of the price of oil will play a major role in determining the pace of economic growth in the year ahead. The Ohio economy is turning the corner. Growth in personal income has increased substantially, from near 1.0 percent at the end of the 2001 recession to 3.2 percent in 2003 and in the first half of 2004. Annual personal income growth was 0.9 percentage points faster in the U.S. than in Ohio during the decade ending in 2003. Most of the difference was due to slower population growth in Ohio. On a per capita basis, personal income growth in Ohio was within one-fifth of a percentage point of the national rate during the last ten years. Labor markets turned up later in Ohio than on average across the nation. Total employment increased by 17,200, or 0.3 percent, from December 2003 to September 2004. Layoffs slowed markedly, the number of unemployed workers declined marginally, and the unemployment rate is little changed from a year earlier at 6.0 percent.

   Exports contribute significantly to growth in the Ohio economy. In 2003, exports of goods from Ohio increased 7.4 percent to $29.8 billion, making Ohio the nation's sixth largest exporter. Since the end of 2000, exports have grown faster in Ohio than in any other state. In rank order, the top four export markets for Ohio-made goods are Canada (57 percent), Mexico (7 percent), U.K. (4 percent), and Japan (4 percent). Recent and expected declines in the foreign exchange value of the dollar are projected to sustain the favorable exporting environment and add to growth in the Ohio economy. The outlook is for the price of oil to decrease back to near $40 per barrel and real GDP growth to average
3.25 percent to 3.50 percent through the end of 2005. Consistent with solid, but not rapid economic growth, the Federal Reserve is expected to continue to raise short-term interest rates in the year ahead. In November 2004, the central bank raised the fed funds rate, an overnight bank lending rate, to 2.0 percent from
1.75 percent, and in mid-December 2004, the Fed raised the rate another .25 percent to 2.25 percent.

   Rebuilding from the unusually costly hurricane season is expected to add marginally to economic growth in 2005. Corporate profit growth is projected to slow sharply, as higher input costs combine with stable prices to trim margins and unit growth slows. In this environment, growth in national employment, personal income, and per capita personal income are projected to be 1.7 percent,
4.7 percent, and 4.0 percent, respectively. The experience in Ohio is projected to nearly match the national performance, with employment, personal income, and per capita personal income growing 1.6 percent, 4.4 percent, and 4.0 percent, respectively.

   Major Initiatives. In June 2003, the Governor signed Amended Substitute House Bill 95, the biennial budget bill. This budget provided growth in just a few areas of state spending. More than 75 percent of the growth in state share funding went to three primary areas, Medicaid, primary and secondary education, and higher education. The rest of the budget experienced very little growth. In March 2004 revenue projections for FY 2004 and FY 2005 were revised downward after estimates projected a state revenue shortfall of $247.1 million in FY 2004 and $372.7 million in FY 2005. To offset the potential budget deficit, Governor Taft issued an Executive Order mandating a four percent cut to most state agencies for the remainder of the fiscal year.

   The state's prison, mental health and mental retardation systems received only a one percent cut. Due to the timing of the cuts in the fiscal year, they had an impact of 12 percent and three percent respectively of the remaining appropriations. On July 1, 2004, additional cuts were imposed for FY 2005. The budget reductions totaled $118.2 million, with most agencies being cut by six percent, and institutional agencies by one percent. Major exemptions to the reductions included debt service, pension payments made by the Treasurer of State, property tax rollback, homestead exemption and tangible personal property tax exemptions as well as the state's primary job-creation programs; basic aid to primary and secondary education; higher education basic aid and student financial aid; the PASSPORT program, which provides in-home care for seniors, and other selected programs.

   Since 2001, the state has reduced spending from appropriated levels by nearly $1.3 billion, reduced the workforce by more than 3,500 employees, closed or is in the process of closing six institutions, and reduced or eliminated many government services. Agencies have been asked to cut costs through reductions in payroll, greater reliance on non-GRF state funds and federal funds, and the elimination of programs. More than one half of the agencies funded by the General Revenue Fund have fiscal year 2005 appropriations that are below actual fiscal year 2000 spending.

   Budgetary Control. The State's management is responsible for establishing and maintaining internal control designed to ensure that the State's assets are protected from loss, theft, or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with GAAP. Internal control is designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: 1) the cost of a control should not exceed the benefits likely to be derived, and 2) the valuation of costs and benefits requires estimates and judgments by management. In fiscal year 1992, an executive order initiated the Internal Accounting Control Program (IACP). The IACP establishes written guidelines for state agencies to follow during periodic management reviews of their accounting operations. Under the program, agencies are required to formally establish, maintain, and annually evaluate and report on internal accounting control.

   The State's Central Accounting System (CAS) achieves budgetary control over the various accounts of the State's funds. The General Assembly, authorizes expenditures by appropriating funds in biennial and supplemental appropriation acts. The Office of Budget and Management uses the CAS to control departmental obligation and expenditure activity to ensure authorized appropriations are not exceeded. The State's non-GAAP budgetary financial statements are prepared on a modified cash basis of accounting. This means that revenues are recognized when cash is received and expenditures are recognized when cash is paid. Encumbrances, reservations of appropriation authority as of June 30, the end of the State fiscal year, are reflected as expenditures on the budgetary basis of accounting. Budget-to-actual comparisons can be found in this report for each governmental fund for which an appropriated annual budget has been adopted. For the General Fund and major special revenue funds, these comparisons are presented as part of the basic financial statements. For other budgeted governmental funds with appropriated annual budgets, budget-to-actual comparisons are in the nonmajor governmental funds section of the CAFR.

   The CAS maintains all non-GAAP budgetary basis transactions and most GAAP basis adjustments. In addition to the information obtained from the CAS for financial reporting, selected financial information provided by the State's agencies and departments is compiled to complete the GAAP basis financial statements. Differences between the two bases of accounting (GAAP vs. non-GAAP budgetary) include: 1) entity differences -- the GAAP reporting entity may include organizations such as financing authorities and other component units that are not included in the State's budget; 2) basis differences -- the GAAP basis results in the reporting of accruals while the non-GAAP budgetary basis results in the reporting of cash transactions; and 3) timing differences -- for example, GAAP recognizes expenditures for payables for goods and services received, whereas the non-GAAP budgetary basis considers unliquidated encumbrances as expenditures.

   Cash Management. In Ohio, with the exception of certain organizations within the State's reporting entity that have independent powers to manage and invest their funds, the Treasurer of State is responsible for investing the State's cash and investments pool. During fiscal year 2004, cash management and investment transactions made by the Treasurer of State's Office, in accordance with the Uniform Depository Act, were limited to checking accounts and certificates of deposit with qualified public depositories, U.S. government and agency obligations, commercial paper, repurchase agreements, bankers' acceptances, bonds of foreign nations diplomatically recognized by the United States, and security lending agreements.

   Quarterly, the Office of Budget and Management allocates the investment income earned on the cash and investments pool to the various funds designated by law to receive the earnings. The allocation is calculated in accordance with a formula based on average daily cash balances invested over the quarter. The Ohio Lottery Commission's investment portfolio, which is dedicated to the payment of deferred lottery prizes and is accounted for as part of the cash and investments pool, however, is not part of the investment earnings allocation just described. Instead, the Treasurer of State credits the investment earnings from the dedicated portfolio directly to the credit of the fund that accounts for this activity.

   Risk Management. The State's primary government is selfinsured for claims under the Ohio Med Health and United Healthcare plans and for vehicle liability while it has placed public official fidelity bonding with a private insurer. The State self-funds tort liability and most property losses on a pay-as-you-go basis; however, selected state agencies have acquired private insurance for their property losses. Also, the State's primary government and its component units participate in a public entity risk pool, which is accounted for in the Bureau of Workers' Compensation Enterprise Fund, for the financing of their workers' compensation liability.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Ohio are rated AA+ by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Ohio IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Ohio IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Ohio IM-IT to pay interest on or principal of such bonds.

   The Ohio IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

                              OKLAHOMA RISK FACTORS

   Economic Outlook. Oklahoma is an attractive place in which to live and conduct business. The state enjoys a very low cost of doing business, has a highly skilled work force and is geographically well positioned for interstate commercial activity. For example, Oklahoma lies at the crossroads of U.S. Interstates 35, 40 and 44, three of the nation's most important transportation and shipping corridors, allowing state businesses to take advantage of opportunities anywhere in the United States. Our pioneering Career and Technology Education system is a national leader in developing training programs for industry. Oklahoma remains committed to improving the quality of its education system.

   Oklahoma is also known for its abundant resources. The state remains a leading producer of oil and natural gas, allowing Oklahoma manufacturers to take advantage of some of the lowest energy prices in the nation. Oklahoma is a leading producer of agricultural products, ranking in the top ten in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle. Oklahomans also enjoy many opportunities for outdoor recreation and due to its many man-made reservoirs, Oklahoma has more miles of shoreline than any state.

   Oklahoma's economy has made great gains since the economic recession of 2001-2002. Oklahoma was rated one of the "Top 10 Pro-Business States for 2005" by Pollina Corporate Real Estate. The national study recognized Oklahoma for its business incentives and economic development efforts. Here are just a few highlights of Oklahoma's economy:

     o Since January of 2003, 178 companies in Oklahoma have added over 22,000 jobs.

     o In 2004 state job growth outpaced the nation's with non-farm wage and salary payroll growth of 1.7% compared to 1.3% for the nation.

     o Oklahoma's unemployment rate also outpaced the nation with a 21% decline in unemployment from 5.7% in November of 2003 to 4.5% in November of 2004. For the same periods in time, the U.S. unemployment rate decreased by 8% from 5.9% to 5.4%.

   Some of the most notable job expansions taking place in Oklahoma include:
Dell with an anticipated 1,400 jobs in Oklahoma City, IBM with 1,000 more jobs in Tulsa by 2009 and Dot Foods with 150 jobs in Ardmore. FY-2004 marked the first fiscal year since FY-2001 that the State of Oklahoma did not experience a revenue shortfall and ended the fiscal year with a positive cash balance of $66.9 million. This was also the first year since FY-2001 that the state collected over 100 percent of the estimated revenue resulting in a Rainy Day Fund Deposit of over $217 million.

   The Teachers' Retirement System (TRS) has accrued liabilities in excess of its asset growth. The valuation performed at June 30, 2004 reflects a decrease in the funded position from the funding level at June 30, 2003. It also reflects that based on current statutes for determining the state, federal, and employer contribution rates, the funded period is expected to increase indefinitely. This compares to a 28.7 year amortization period at June 30, 2003. The actuarial accrued liability increased $2.2 billion and the actuarial value of assets increased $224 million.

   As a result, the System's unfunded actuarial accrued liabilities increased $1.9 billion to $7.4 billion at June 30, 2004. The expected indefinite increase in the funded period and the decrease in the funded ratio are due to the impact of adding a 1% cost-of-living increase assumption that was mandated to the System by the Legislature during the 2004 session. The Governor has asked the legislature to appoint a task force to study the retirement benefits offered Oklahoma teachers, the optimal retirement benefits offering and solutions to the funding shortfall in the system. Oklahoma has come through the revenue decline experienced by other states. In spite of these past challenges, the State's financial condition is healthy. The state's general obligation debt load remains modest and the State's revenue picture is improving.

   Debt Administration. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977 and again in 2003. As of June 30, 2004, the outstanding general obligation net debt of the State of Oklahoma was $261.2 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations. Various agencies, trusts, and authorities issue revenue bonds on behalf of the State of Oklahoma, and these obligations are supported solely by the revenues of the issuing entities. Those revenues may include appropriations to the respective entities.

   Risk Management and Insurance. In general, the State is "self-insured" for health care claims, workers' compensation, tort liability, vehicle liability, and property losses, with some exceptions for participation in health maintenance organizations and for excess coverage items. The property loss excess coverage is limited to a maximum loss of $1 billion. The Oklahoma State and Education Employees' Group Insurance Board provides group health, life, dental and disability benefits to the State's employees and certain other eligible participants. The State Insurance Fund provides workers' compensation coverage for both public and private sector employees in Oklahoma.

   Budgetary Outlook. The State of Oklahoma weathered the economic recession of 2001-2002 and is now poised to enter a new period of economic growth. In an effort to fully realize this potential growth and make the State a better place for all Oklahomans, state government has focused on certain key issues. Three areas have been identified as critical for a bright strong future: education, health care, and economic development.

   During the 2004 Legislature, an aggressive education initiative was enacted that will raise Oklahoma's average teacher salary to the regional average over a 4 year period. Additionally, Oklahoma voters demonstrated their support of increased education funding with the passage of State Questions 705 and 706, creating the Oklahoma Education Lottery, and State Question 712 which authorized compacts with Native American Tribes for limited gaming operations with the additional state revenue dedicated to fund education. These initiatives are projected to bring in more than $200 million of new revenue to improve education at all levels in Oklahoma.

   Improving Oklahomans access to high quality affordable health care is an important step in advancing economic growth throughout the state. The citizens of Oklahoma demonstrated the level of importance they place on this issue with the passage of State Question 713 in the November 2004 general election. This measure provided for a cigarette and tobacco tax increase with the additional revenue directed to important health issues. Of primary importance is $50 million of the revenue that is dedicated for the provision of health insurance premium assistance for Oklahoma's working poor families.

   The final area in which State government is focusing significant effort is economic development. Included in State Question 713 were a number of taxation measures that remove barriers to investment, which is the key to economic growth. Notably, the measure eliminated the income tax on capital gains from Oklahoma investments and permanently lowered the individual income tax rate.

   Building on these initiatives, Oklahoma state government will continue its efforts to improve the lives of all Oklahomans. These efforts will remain focused in the three areas that are critical for moving the state forward. The State will continue to make investments in a high quality educational system where all students can succeed, making first-rate health care available and affordable for all Oklahomans and encouraging investors to put their money to work in Oklahoma creating more jobs and higher incomes.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Oklahoma are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Oklahoma IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Oklahoma IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Oklahoma IM-IT to pay interest on or principal of such bonds.

   The Oklahoma IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

                               OREGON RISK FACTORS

   Government Profile. The State provides services to Oregon's citizens through a wide range of programs including education, human resources, public safety, economic and community development, natural resources, transportation, consumer and business services, administrative support, legislative, and judicial programs. Oregon's primary government as reported in the accompanying financial statements consists of just over 100 state agencies. In addition to the primary government, the State reports two entities as discretely presented component units to emphasize that they are legally separate from the State. Oregon's Legislature adopts a budget each biennium, which forms the foundation for the State's financial planning and control.

   Economic Condition and Outlook. Recent indicators reveal Oregon's economy is continuing to recover from the recession, along with the national economy. With the second quarter of 2004 ushering in the fourth consecutive quarter of job growth, the evidence points to a recovery in the job market. The Employment Department reports that Oregon has regained two-thirds of previously lost jobs as of June of 2004. The most recent Blue Chip Job Growth rankings placed Oregon 2nd in the nation for year over year job growth between June 2003 and June 2004. Employment growth of 2.6 percent is forecast for the fourth quarter of this year. On a year over year basis, jobs increased in the second quarter of 2004 by
2.2 percent. While these job gains dominated across almost all sectors, the industries posting the highest employment increases on a year over year basis include transportation equipment, construction, and other durable goods.

   In the near term, Oregon's employment growth is expected to be solid, but much slower than the mid 1990s. Although the Oregon economy grew slower than the U.S economy in 1998 through 2003, the U.S. economy is expected to have even slower growth than the growth expected in Oregon in 2004. The State expects Oregon's economy to finish 2004 with job gains of 2.0 percent, ending the three year string of job declines. Employment growth of 2.3 percent is expected in 2005, followed by employment growth of 1.9 percent in 2006.

   The State expects several sectors to post gains in the next year or so, while other industries will likely decline. Professional and business services and health services will see some of the strongest employment growth, with an increase of 6.0 percent for professional and business services and 2.7 percent for health services in 2005. Leisure and hospitality, which includes accommodations and food services, is expected to grow by 2.7 percent in 2004. The construction sector is expected to reverse the decline of 2003 with an employment increase of 5.7 percent in 2004, followed by job gains of 2.7 percent in 2005. Even though rising mortgage rates have dampened residential housing, the stronger economy will likely mitigate this effect. Additional information on specific industries within Oregon is available on the Office of Economic Analysis web site at http://oregon.gov/DAS/OEA/index.shtml.

   Employment growth is only one indicator of economic performance; there are many other factors to consider. For example, changes in personal income as well as wage and salary growth are reflective of ongoing economic conditions. The States expects the State's personal income to finish 2004 with a rise of 5.6 percent, up from percent growth in 2003. Stronger growth of 6.1 percent is expected for personal income in 2005, followed by 6.0 percent growth in 2006. In comparison, personal income for the U.S. will grow 5.8 percent in 2004, 5.7 percent in 2005, and 5.5 percent in 2006. Wage and salary income in Oregon will finish 2004 with growth of percent followed by higher growth of 6.7 percent in 2005 and 6.2 percent in 2006.

   Unemployment rates and population are also impacted by the changing economy. Oregon began 2004 with an unemployment rate estimated at 7.7 percent, but the rate quickly fell to 6.7 percent in April. The rate then jumped up to 7.4 percent in August and remained essentially unchanged at 7.3 percent in September and 7.2 percent in October. Oregon's unemployment rate remains almost two percentage points above that of the nation. It has been the highest or second highest state rate in the nation every month since July 2001. Oregon's employment improved substantially over the past year, but job growth has slowed in recent months. The state's unemployment rate is likely to remain above that of the nation as the state continues to experience net in-migration and as the state's capital goods manufacturing industries slowly adjust and recover. Oregon is still attracting new residents although not as rapidly as during the mid-1990's. As Oregon's economy slowed down, population growth and net migration rates in 2000 through 2003 hit the lowest in over a decade. The state's population will increase from 3.579 million in 2004 to 3.665 million in 2006, with an annual growth rate ranging from 1.1 to 1.2 percent.

   The changing demographics in Oregon will continue to influence the type of services that citizens need their State government to provide. During the period 2004 through 2007, the fastest growth will occur in the 45-64 year olds and the 65 and over age group. This is due to the continued entry of the baby boom generation entering the 45-54 age group and increasingly higher number of cohorts reaching the retirement age. Within the elderly population of those 65 and older, the greatest increase will occur in the 85 and older age group. This will provide a significant challenge to Oregonians in determining how to care for our aging citizens. The slower growth in 18-24 year olds expected during 2004 through 2007 will ease the pressure on public spending on college education.

   There are several risks now facing the Oregon economy. Primary risks include the uncertain impact of the transition out of war, a further major stock market correction, rising energy prices, and slower than expected recovery for semiconductors, software, and communications. If the stock market experienced another major correction, this could further slow already dampened consumer spending which is the main driving force in the economy. An additional risk to Oregon's economy is possible state and local government budget shortfalls. To the extent that spending cutbacks affect education and public infrastructure, Oregon could suffer longer-term impacts. Legislative reforms to the Public Employees Retirement System could be overturned in the courts, which may result in state and local governments needing to increase taxes, reduce services, and/or increase bond financing to cover potential unfunded pension liabilities.

   In summary, Oregon's economy is continuing to show signs of recovering from the recession, although the strength and speed of the recovery will be relatively mild in the next year or so. Employment growth is expected to be solid during the upcoming year, with modest growth projected for the next several years, beginning in 2005. The strength of personal income and consumer confidence will also have a significant impact on Oregon's economic recovery.

   Cash Management. The State Treasurer is responsible for the control of cash and the investment of State of Oregon funds. The Oregon Investment Council, of which the State Treasurer is a member, establishes investment policy for all State funds. To further Oregon's economic growth, the Council's continuing policy has been to invest locally when they can find investments of comparable yield, quality, and maturity in-state without damaging portfolio diversity. Fortunately for Oregonians, State-imposed safeguards minimize the dangers of investing in highly leveraged financial instruments, which have been a cause of national concern.

   State agencies deposit monies collected into the State Treasury. The State Treasurer pools all available cash into the Oregon Short-term Fund (OSTF), which invests in a variety of instruments. The State Treasurer also manages separate investments for the Oregon Public Employees Retirement Fund, the Industrial Accident Fund, the Local Government Investment Pool, and numerous smaller funds such as the Insurance Fund and the Common School Fund.

   The federal Cash Management Improvement Act requires that the federal government advance cash to the State in a timely manner. Conversely, the State must not draw federal cash in advance of needs. The State has established policies and procedures to comply with this act.

   Debt Administration. The State Debt Policy Advisory Commission advises the Governor and the legislative assembly regarding policies and actions that enhance and preserve the State's credit rating and maintain the future availability of low-cost capital financing. The majority of new revenue bonds issued for business-type activities this year were multi-family housing revenue bonds and single-family mortgage revenue bonds. For governmental activities, the majority of new revenue bonds were issued to refund prior issues of lottery revenue bonds to experience savings of debt service costs over time.

   During the fiscal year, $2.1 billion of general obligation bonds were issued to fund a significant portion of the State's unfunded actuarial pension liability. General obligation bonds in the amount of $101.1 million were also issued to refund outstanding bonds that were previously issued to finance the cost of buildings and other projects for the Oregon University System. This refinancing was done to take advantage of favorable interest rates.

   Risk Management. The Department of Administrative Services, through an insurance fund within the Central Services Fund, provides for the State's self-insurance programs and for the administration, investigation, and settlement of claims against the insurance fund.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Oregon are rated AA- by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Oregon IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Oregon IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Oregon IM-IT to pay interest on or principal of such bonds.

   The Oregon IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations (the "Oregon Municipal Obligations"). These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

                            PENNSYLVANIA RISK FACTORS

   Recent Economic Trends. During the past three years, most measures of economic activity have consistently performed below expectations. Recent economic indictors at the national level suggest that a more robust and sustainable recovery may be starting to take shape. However, reasons for caution remain. Growth in real Gross Domestic Product has been erratic over the past 2 years, with a quarter of strong economic gains more often than not followed by growth levels that were well below the prior quarter and also well below expectations.

   Productivity gains and the shedding of excess capacity by businesses have resulted in falling payrolls and an unemployment rate that rose to a nine-year high during 2003. The degree of success of the emerging recovery will eventually turn on whether improvements can be achieved in the labor markets. Caution regarding the prospects for sustainable job creation within the national economy is warranted. The pace of growth in employment so far is well below a typical recovery.

   A national economy that creates 150,000 net new jobs per month is generally the benchmark for expected positive improvements to the unemployment rate. The current economy averaged only 70,000 monthly net new jobs at the national level over the past four months. Participation in the national labor force fell to a 12-year low during the fall of 2003. As result, the national unemployment rate declined. However this decline was solely a function of lack of growth in the labor force, not the result of positive gains in job growth. Lack of job growth is constraining U.S. consumer demand. Low growth in wages and personal income is also constraining U.S. economic growth. Business investment appears to be increasing, following three years in which business investment saw either absolute reductions or very low rates of growth. Much of the growth in real GDP and consumer spending during the third quarter of 2003 appears to have been driven by temporary fiscal stimuli in the form of federal tax cuts, tax refunds and mortgage refinancing. Of these, only the federal tax cuts are recurring.

   It is expected that growth in the national economy will remain positive but slow significantly from the extraordinary pace set in the third quarter of 2003, led by a slowing in the rate of growth of consumer spending. The result is likely to be an annual rate of growth in real GDP of 3 percent for 2003 and slightly over 4 percent for 2004. Typical recovery periods average between 5 and 7 percent real GDP growth. Economic forecasts currently anticipate that the recovery will continue in 2004 but gradually shift from consumerled to business-led drivers of demand, generally in the form of higher capital spending, inventory rebuilding and increased exports. Recent evidence suggests that consumers are becoming more cautious in their spending, and consequently, consumption growth for 2004 is expected to be positive but moderate.

   The Outlook for Pennsylvania. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   Pennsylvania's labor market continues to struggle through the recovery. Job losses and lack of significant growth following the recent recession continue to adversely impact the Commonwealth. Pennsylvania has been experiencing a lower unemployment rate than the U.S. as a whole. However, this is because of the lack of growth in the State's labor force over the past few years. Pennsylvania's labor force is down 2.1 percent and employment is down 1.2 percent since January 2003. As a result, most reductions in the Pennsylvania unemployment rate seen since February 2003 are primarily the result of a smaller labor force rather than actual job creation.

   Employment growth in Pennsylvania has been moving in the opposite direction from the national economy. As opposed to the moderately growing national employment base, Pennsylvania has been experiencing a net loss in employment growth since January 2003. A struggling recovery and the lack of job growth are also having impacts on national and State personal income growth. Growth in real personal income within Pennsylvania lagged the national rate during the most recent period when the economy was expanding. However, growth in national real personal income slowed to a level below that of the Commonwealth during the recession and the subsequent "non-recovery" period. The prior trend of Pennsylvania growth lagging below U.S. growth is expected to re-appear as U.S. economic growth accelerates to more robust levels. Since the national economy is projected to expand, the divergence between the growth in State and national real personal income is projected to reappear. Uncertainty remains regarding the relative strength and sustainability of the current recovery, particularly in Pennsylvania.

   Commonwealth Financial Structure. The Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

   The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2003. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income and sales and use taxes, constitute approximately two-thirds of the General Fund budgetary basis revenues. The functional assignments for General Fund expenditures are: direction and supportive services, protection of persons and property, health and human services, public education, recreation and cultural enrichment, economic development, transportation and transfers to debt service funds for all obligations except those incurred for highway or other special revenue fund purposes.

   During the five-year period from fiscal year 1998 through fiscal year 2002, total revenues and other sources increased by an average of 4.7 percent annually. Tax revenues during the same period increased by an annual average of
2.1 percent. Recent slow economic growth and the resulting slow growth from tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for fiscal year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in fiscal year 2002, an increase of $395.8 million from the prior fiscal year. Increased transfers from balances held by the state-owned liquor store system, a legislated transfer of prior-year unspent funds from Tobacco Settlement Fund and a transfer of equity by the Pennsylvania Industrial Development Board account for the major portion of this increase. Expenditures and other uses during the fiscal years 1998 through 2002 rose an average annual rate of 6.5 percent.

   The General Fund balance at June 30, 2002 totaled $2,902.4 million, a decrease of $1,582.7 million from the balance at June 30, 2001 (restated). The transfer of $853.9 million of accumulated tobacco settlement receipts and associated investment earnings to the Tobacco Settlement Fund, a special revenue fund, accounts for a major portion of the General Fund's decline in fund balance. The fiscal year 2002 year-end unreserved-undesignated portion of the fund balance was $1,483.3 million, $41.5 million below the amount recorded for fiscal year 2001.

   Debt Administration. The Constitution of the Commonwealth permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate debt approval, (iii) debt for capital projects subject to an aggregate debt limit of
1.75 times the annual average tax returns of the preceding five fiscal years and
(iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

   Net outstanding general obligation debt totaled $6,059.3 million at June 30, 2002, a net increase of $643.1 million from June 30, 2001. Nearly 20 percent of this increase was attributed to a $116.3 million decline in sinking fund balances during the fiscal year. By using balances to pay debt service, fiscal year 2002 debt service appropriation amounts from the General Fund were reduced. Over the 10-year period ended June 30, 2002, total net outstanding general obligation debt increased at an annual rate of 2.2 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.8 percent.

   Risk Management. The Commonwealth maintains ongoing training and information programs to reduce risks associated with employee injury and negligence, contract compliance, tort liabilities and property losses. The Commonwealth became self-insured for employee disability and medical claims on July 1, 1983. The Commonwealth is also self-insured for annuitant medical/hospital benefits and tort liabilities, including automobile, employee and transportation-related claims. Reserves have been established to fund self-insured claims. Third-party coverage is obtained for property losses in excess of $1 million per occurrence, to a limit of $100 million per occurrence. Coverage for property losses less than $1 million or more than $100 million is maintained through the Commonwealth's self-insurance program.

   Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2002 increased at an average annual rate of 1.0 percent compared with a 1.0 percent rate for the Middle Atlantic region and 1.8 percent rate for the U.S. Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. From 1998 through 2002, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the U.S. As of February 2003, Pennsylvania had a seasonally adjusted unemployment rate of 6.2 percent.

   Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of the U.S. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs.

   Ratings. As of September, 2005, outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa2 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Pennsylvania IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Pennsylvania IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Pennsylvania IM-IT to pay interest on or principal of such bonds.

   The Pennsylvania IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

                            PUERTO RICO RISK FACTORS

   Geographic Location and Demography. The Commonwealth of Puerto Rico ("Puerto Rico" or the "Commonwealth"), the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New York City. It is approximately 100 miles long and 35 miles wide. The official languages of Puerto Rico are Spanish and English.

   According to the United States Census Bureau, the population of Puerto Rico was 3,808,610 in 2000, compared to 3,522,000 in 1990. As of 2000, the population of San Juan, the island's capital and largest city, was 434,375.

   Relationship with the United States. Puerto Rico came under United States sovereignty pursuant to the Treaty of Paris, signed on December 10, 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the United States since 1917. In 1950, after a long evolution toward greater self-government for Puerto Rico, the Congress of the United States enacted Public Law 600, which is "in the nature of a compact" and which became effective upon its acceptance by the electorate of Puerto Rico. It provides that those sections of existing law which defined the political, economic, and fiscal relationship between Puerto Rico and the United States would remain in full force. It also authorized the people of Puerto Rico to draft and adopt their own Constitution. The Constitution was drafted by a popularly elected constitutional convention, overwhelmingly approved in a special referendum by the people of Puerto Rico and approved by the United States Congress and the President of the United States, becoming effective upon proclamation of the Governor of Puerto Rico on July 25, 1952. Puerto Rico's relationship with the United States is referred to herein as commonwealth status.

   The United States and the Commonwealth share a common defense, market, and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the fifty states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries.

   Governmental Structure. The Constitution of the Commonwealth provides for the separation of powers of the executive, legislative, and judicial branches of government. The Governor is elected every four years. The Legislature consists of a Senate and a House of Representatives, the members of which are elected for four-year terms. The highest court within the local jurisdiction is the Supreme Court of Puerto Rico. Puerto Rico constitutes a District in the Federal Judiciary and has its own United States District Court. Decisions of this court may be appealed to the United States Court of Appeals for the First Circuit and from there to the Supreme Court of the United States.

   Governmental responsibilities assumed by the central government of the Commonwealth are similar in nature to those of the various state governments. In addition, the central government assumes responsibility for local police and fire protection, education, public health and welfare programs, and economic development.

   Puerto Rico's Economy, Generally. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the island's population.

   Puerto Rico has enjoyed two decades of almost continuous economic expansion. Almost every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion included government-sponsored economic development programs, increases in the level of federal transfer payments, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing, and low oil prices in many years during this period.

   Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2003. In fiscal year 2003, aggregate personal income was $43.6 billion ($41.7 billion in 2000 prices) and personal income per capita was $11,279 ($10,784 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Transfer payments to individuals in fiscal year 2003 were $9.6 billion, of which $7.4 billion, or 76.6%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare and U.S. Civil Service retirement pensions.

   Total average employment (as measured by the Department of Labor and Human Resources Household Employment Survey) has also increased. For example, from fiscal year 1999 to fiscal year 2003, average employment increased from 1,146,700 to 1,210,800.

   The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to Puerto Rico's gross domestic product and leads all sectors in providing employment.

   The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003, which continues in 2004, have also been reflected in the Puerto Rico economy. During fiscal year 2003 (July 2002 through June 2003), approximately 86% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 49% of Puerto Rico's imports. In fiscal year 2003, Puerto Rico experienced a $21.4 billion positive merchandise trade balance.

   Since the 1950s, the Puerto Rico Planning Board (the "Planning Board") has prepared a complete set of macroeconomic measures like those prepared for the United States by the Bureau of Economic Analysis ("BEA") of the Department of Commerce. In contrast with the BEA, which computes the economic accounts on a quarterly basis, the Planning Board computes the economic accounts on an annual basis. Like the BEA, the Planning Board revises the macroeconomic numbers on a regular basis. The Planning Board has always classified the latest annual numbers as preliminary until they are revised and made final in conjunction with the release of new data each year. At present, all macroeconomic accounts for fiscal year 2003 are preliminary until the revised figures are released.

   Fiscal Year 2003 -- The Planning Board's preliminary reports of the performance of the Puerto Rico economy during fiscal year 2003 indicate that the economy registered an increase of 1.9% in real gross product. Gross product was $47.4 billion in fiscal year 2003 ($42.7 billion in 2000 prices) compared to $45.0 billion in fiscal year 2002 ($41.9 billion in 2000 prices). This represents an increase in nominal gross product of 5.2%. Aggregate personal income increased from $42.2 billion in fiscal year 2002 ($40.8 billion in 2000 prices) to $43.6 billion in fiscal year 2003 ($41.7 billion in 2000 prices), and personal income per capita increased from $10,969 in fiscal year 2002 ($10,603 in 2000 prices) to $11,279 in fiscal year 2003 ($10,784 in 2000 prices). According to the Department of Labor and Human Resources Household Employment Survey (the "Household Survey"), total monthly employment averaged 1,210,800 in fiscal year 2003 compared to 1,169,600 in fiscal year 2002, an increase of 3.5%. Notwithstanding this increase in average monthly employment, the unemployment rate increased from 12.0% during fiscal year 2002 to 12.1% during fiscal year 2003 due to a higher labor participation rate and a significant increase in the civilian population aged 16 years and over.

   Fiscal Year 2004 -- The Planning Board's current real gross product forecast for fiscal years 2004 and 2005, released in February 2004, projects an increase of 2.9% and 2.7%, respectively. According to the Household Survey, total monthly seasonally adjusted employment for the period from July 2003 to March 2004 averaged 1,232,100, an increase of 2.3% compared to 1,204,700 for the same period during fiscal year 2003. The seasonally adjusted unemployment rate for the first nine months of fiscal year 2004 was 11.2%, a decrease from 12.1% for the same period in fiscal year 2003. As in the past, the economy of Puerto Rico is expected to follow the performance of the United States economy. Construction activity is expected to be a driving force for economic growth in the short and medium-term. The Planning Board's forecast for construction investment, both public and private, for fiscal year 2004 is $6.7 billion, in nominal terms, which represents a real growth of 4.6% when compared to fiscal year 2003.

   Employment and Unemployment. The number of persons employed in Puerto Rico during fiscal year 2003 averaged 1,210,800. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 12.5% in fiscal year 1999 to 12.1% in fiscal year 2003, and to 11.2% in March 2004.

   Tax Incentives. One of the factors that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico's Industrial Incentives Program and, until recently, Sections 30A and 936 of the Code.

   Industrial Incentives Program - Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act, a law aimed at promoting investment in Puerto Rico.

   The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Act imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 80% and 60% thereafter, and 100% exemption from excise taxes with respect to raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

   Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

   Incentives under the Code - United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

   The Tax Reform Act of 1976 created Section 936 of the Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

   As a result of amendments to Section 936 made in 1996 (the "1996 Amendments"), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

   Section 30A - The 1996 Amendments added Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income"). The Section 30A Credit will not be available for taxable years commencing after 2005.

   The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

   In the case of taxable years beginning after December 31, 2001, the amount of possession income that qualifies for the Section 30A Credit is subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.

   Section 936 -- Under Section 936 of the Code, as amended by the 1996 Amendments, United States corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their United States corporate income tax the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

   Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost sharing payment in the amount required under Section 936; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico.

   The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

   In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit is subject to a cap based on the
Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing after 2005.

   Controlled Foreign Corporations - Because of the credit limitations and impending phase out of Sections 30A and 936, many corporations previously operating thereunder have reorganized their operations in Puerto Rico to become controlled foreign corporations ("CFCs"). A CFC is a corporation which is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from over eighty corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico.

   CFCs operate under transfer pricing rules for intangible income that are different from those applicable to corporations operating under Sections 936 and 30A. In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation, but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 companies were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a ten percent Puerto Rico withholding tax on royalty payments.

   Public Sector Debt. Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

   Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes.

   Taxes, Revenues and Expenditures. The Secretary of the Treasury has custody of the funds of the central government and is responsible for the accounting, disbursement and investment of such funds. Central government funds are grouped into three major categories or "types" of funds, as follows: (i) Governmental Fund Types, which include the General, Special Revenue, Debt Service (also referred to herein as Redemption), and Capital Project Funds; (ii) Proprietary Fund Types, which include the Enterprise and Internal Service Funds; and (iii) Fiduciary Fund Types, which include the Trust and Agency Funds. These funds do not include funds of the municipalities, because the municipalities are governmental entities with independent treasuries. The Special Revenue Fund is incorporated into the General Fund for financial reporting purposes (but not for budgetary purposes).

   The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income taxes and excise taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

   The following table presents the revenues and expenditures of the General Fund on a cash basis for fiscal year 2000 through fiscal year 2003 and the budgeted revenues and expenditures for fiscal year 2004. The information through fiscal year 2003 is based on actual fiscal year-end results. (The information relating to fiscal year 2003 is preliminary and subject to audit adjustments.) The information relating to fiscal year 2004 is based on the current budget of revenues and expenditures for fiscal year 2004.

   The amounts shown on the table as expenditures may be different than those reflected in the budget or in the Commonwealth's financial statements because the table shows only cash disbursements, while the budget includes all authorized expenditures, regardless of when the related cash is actually disbursed. In addition, transfers to the Redemption Fund (used to pay debt service on the Commonwealth's bonds), which are included in the budget under "debt service," are shown as a deduction from total revenues in calculating "adjusted revenues" in the table and are not included under "expenditures." Finally, certain expenditures incurred in excess of budgeted amounts may not be reflected in the table as expenditures to the extent they are paid from reserve funds, such as moneys in the Budgetary Fund. For example, in fiscal year 2003, there were approximately $150 million of such expenditures that are not reflected in the table.

   Amounts listed under "Other Income" represent recurring General Fund revenues not appropriately attributable to other revenue line items, such as repayment of General Fund advances to municipalities and government agencies and funds. "Other Expenditures" represent recurring General Fund expenditures not appropriately attributable to other expenditures line items, such as advances to government agencies and municipalities, which advances are to be reimbursed to the General Fund by law. Amounts listed under Outlays and Other Debt Service" represent debt service on obligations and capital expenditures for which the Legislature has by resolution agreed to appropriate funds. "Transfers to Agencies" represents moneys appropriated for the operation of the Health Facilities and Services Administration or, after the dissolution of that Administration, the Department of Health. General Fund revenues, expenditures and transfers as presented in the table differ from the General Fund revenues, expenditures and transfers as presented in the financial statements of the Commonwealth, as the latter statements reflect an expanded General Fund entity in accordance with generally accepted accounting principles.

                           COMMONWEALTH OF PUERTO RICO

        GENERAL FUND REVENUES, EXPENDITURES, AND CHANGES IN CASH BALANCE

                                 (IN THOUSANDS)

                                              2000           2001             2002           2003 (p)       2004 (c)
                                             --------       --------        --------         --------       --------
   Beginning cash balance                  $  474,759     $  287,055      $  125,154       $  350,284     $  179,058
   Revenues from internal sources:
     Income Taxes:
       Individuals                          2,352,066      2,259,090       2,471,782        2,517,678      2,816,000
       Corporations                         1,781,862      1,696,766       1,584,719        1,776,985      1,826,000
       Partnerships                             2,339          3,026           2,670            2,101          2,000
       Withheld from non-residents            557,276        696,835         583,256          517,141        560,000
       Tollgate taxes                         111,130         49,511          59,515           45,321         22,000
       Interest                                11,674         14,782          14,310           11,278         13,000
       Dividends                               39,664         58,580          62,548           49,790         47,000
                                            ---------      ---------       ---------        ---------      ---------
         Total income taxes                 4,856,011      4,778,590       4,778,800        4,920,294      5,286,000
                                            ---------      ---------       ---------        ---------      ---------
   Commonwealth excise taxes:
       Alcoholic beverages                    236,374        237,512         249,705          299,582        313,000
       Cigarettes                             115,157        119,135         116,055          149,487        159,000
       Motor vehicles                         389,995        406,252         418,024          499,252        543,000
       Other excise taxes                     668,820        579,050         674,762          703,029        738,000
                                            ---------      ---------       ---------        ---------      ---------
         Total Commonwealth excise taxes    1,410,346      1,341,949       1,458,546        1,651,350      1,753,000
                                            ---------      ---------       ---------        ---------      ---------
   Property taxes                               1,131            287              --               --             --
   Inheritance and gift taxes                   3,109          7,475           1,962            2,825          3,000
   Licenses                                    73,801         76,338          82,575           85,876         87,000
   Other:
       Lottery                                 63,779         57,482          61,358           67,621         66,000
       Electronic Lottery                      70,209         70,211          57,897           89,443         88,000
       Miscellaneous non-tax revenues         169,246        299,758         668,226          438,457        292,000
                                            ---------      ---------       ---------        ---------      ---------
         Total Other                          303,234        427,451         787,481          595,521        446,000
                                            ---------      ---------       ---------        ---------      ---------
           Total revenues from
                internal source:            6,647,632      6,632,090       7,109,364        7,255,866      7,575,000
                                            ---------      ---------       ---------        ---------      ---------
   Revenues from non-Commonwealth sources:
       Federal excise taxes                   245,750        286,890         314,253          309,958        330,000
       Customs                                 50,231         43,154          30,595           25,918         20,000
                                            ---------      ---------       ---------        ---------      ---------
         Total revenues from
            non-Commonwealth sources          295,981        330,044         344,848          335,876        350,000
                                            ---------      ---------       ---------        ---------      ---------
   Total revenues                           6,943,613      6,962,134       7,454,212        7,591,742      7,925,000
                                            ---------      ---------       ---------        ---------      ---------
       Other Income (refunds)2                 64,325         84,878         111,411          (78,927)       305,468
   Transfer to Redemption Fund3              (410,046)      (245,814)       (274,773)        (331,925)      (407,948)
   Proceeds of notes and other borrowings4    778,863        825,703       1,161,856        2,259,775      1,568,397
   Repayment of notes and other borrowings5  (787,155)      (686,024)     (1,201,084)      (2,021,832)    (1,574,634)
                                            ---------      ---------       ---------        ---------      ---------
       Adjusted revenues                    6,589,600      6,940,877       7,251,622        7,418,833      7,816,283
                                            ---------      ---------       ---------        ---------      ---------


                           COMMONWEALTH OF PUERTO RICO

  GENERAL FUND REVENUES, EXPENDITURES, AND CHANGES IN CASH BALANCE (CONTINUED)

                                 (IN THOUSANDS)

                                              2000           2001             2002           2003 (P)       2004 (C)
                                             --------       --------        --------         --------       --------
   Expenditures:
       Grants and subsidies                 2,864,215      3,078,505       2,862,288        3,773,579      2,626,738
       Personal services.                   2,737,159      2,779,989       2,884,636        3,119,476      4,718,184
       Other services                         745,194        778,236         764,655          583,343        344,406
       Material and supplies                  109,081        106,072         106,294           80,491        146,036
       Equipment purchases                     56,404         48,326          20,397           33,170         21,187
       Capital outlays and other debt service.101,178         33,235          73,806               --             --
       Transfer to agencies                   164,073        280,415         314,416               --             --
       Prior year disbursements                    --             --              --               --             --
       Total expenditures.                  6,777,304      7,102,778       7,026,492        7,590,059      7,944,984
                                            ---------      ---------       ---------        ---------      ---------
       Adjusted revenues less expenditures   (187,704)      (161,901)        225,130         (171,226)      (128,701)
                                            ---------      ---------       ---------        ---------      ---------
       Ending cash balance                 $  287,055     $  125,154      $  350,284       $  179,058       $ 50,357
                                            ---------      ---------       ---------        ---------      ---------

     (p)  Preliminary

     (c)  Current budget

     1    Includes certain non-recurring revenues totaling $244.1 million.

     2 Consists of net revenue from General Fund's non budgetary fund plus a reserve for future taxes refunds reduced by estimated tax refunds.

     3 Consists of amounts to pay principal of and interest on general obligation bonds and notes of the Commonwealth. Does not include amounts deposited directly to the Redemption Fund from non-General Fund revenues.

     4 Consists of proceeds of Commonwealth tax and revenue anticipation notes and borrowings from Government Development Bank.

     5 Consists of repayment of Commonwealth tax and revenue anticipation notes and borrowings from Government Development Bank.

   Litigation. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of the Legislature of Puerto Rico, approved on June 25, 1955, as amended ("Act No. 104"), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of the Legislature of Puerto Rico, approved on November 26, 1975, as amended ("Act No. 9"), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

   With respect to pending and threatened litigation, as of June 30, 2003, the Commonwealth will include in its financial statements reported liabilities of approximately $70 million for awarded and anticipated unfavorable judgments. This amount represented the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

   The Commonwealth is a defendant in two lawsuits filed in local and federal district court by an association of insurance companies seeking to recover from the Commonwealth approximately $74 million of compulsory insurance premiums allegedly belonging to the insurance companies or their policyholders which were transferred by the Secretary of the Treasury to the General Fund. The Commonwealth believes that its ultimate liability, if any, would not be significant.

   The Commonwealth is a defendant in a lawsuit alleging violations of civil rights. The amounts claimed approximate $23 million; however, the ultimate liability cannot be presently determined. No provision for any liability that may result upon adjudication of this lawsuit has been recognized in the financial statements by the Commonwealth. The Commonwealth believes that the ultimate liability, if any, would not be significant.

   Several officers of the Commonwealth are defendants in a class action lawsuit filed in 1979 in the United States District Court for the District of Puerto Rico by various inmates who alleged that their constitutional rights were being violated because of overcrowding and lack of adequate healthcare in the island's correctional system. In 1980, the United States District Court issued a preliminary injunction and required the defendants to provide additional capacity for the cells of the correctional facilities and to improve the healthcare services available to inmates. Fines in the amount of $280 million have been assessed against the defendants in order to assure compliance with the space and healthcare requirements imposed by the United States District Court. Of the fines imposed, $150 million have already been paid by the Commonwealth.

   Ratings. As of September 2005, all outstanding general obligation bonds of the Commonwealth were rated A- (negative outlook) by Standard & Poor's Ratings Services and Baa1 (stable outlook) by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Each Trust containing a concentration of issuers located in Puerto Rico may be susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations (the "Puerto Rico Municipal Obligations"). These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico Municipal Obligations.

                           SOUTH CAROLINA RISK FACTORS

   Governmental Overview. South Carolina stretches from the Atlantic Ocean to the Blue Ridge Mountains, containing 30,111 square miles. The coastal area, which is one of the leading recreation centers on the east coast, is the anchor of the State's thriving tourism industry. Since 1970, 565,000 people have relocated to South Carolina to take advantage of its growing economy and to retire here.

   South Carolina's government is divided into three separate branches: legislative, executive, and judicial. State government provides a full range of services to South Carolina's citizens including educational, health, social/human, transportation, public safety, regulatory, and conservation/natural resources services. In addition, the State provides grants and loans to local governments, including school districts, within its borders.

   South Carolina is primarily a manufacturing state. While the textile industry is still the major industrial employer in the State, the State's economy has undergone a gradual transition to other sectors. Since 1950, the State's economic base has diversified into other sectors such as trade, health care, services, and durable goods manufacturing.

   Economic Condition and Outlook. Over the last three decades, South Carolina's economy has grown, and continues to grow, faster than much of the rest of the country. Since 1970, industry has made $88 billion of capital investment within the State. Businesses have migrated here from all over the world to take advantage of the State's skilled labor force, competitive wages, lower-priced land, excellent port facilities, accessibility to markets, and in recent years, substantial tax incentives.

   Recently passed economic development legislation has substantially increased the tax incentives available to over 800 companies locating in rural sections of the State. Several global companies have located corporate headquarters or multi-million-dollar manufacturing facilities within South Carolina. Companies such as BMW, Honda of America, Bridgestone/Firestone, Fuji, Michelin, and Roche have located corporate headquarters or have constructed multi-million dollar manufacturing facilities within the State. In addition to these projects, there have been many announcements of new plants or of expansions to existing facilities that will contribute to South Carolina's continued economic growth.

   An impressive influx of people into South Carolina over the last three decades has generated tremendous economic growth in the State's coastal regions. These areas continue to distinguish themselves as leading tourist, recreation, and retirement centers relative to the entire United States East Coast. The growth along the coast has contributed significantly to the burgeoning economy of the State as a whole.

   Since 1970, total South Carolina personal income has grown over eight-fold, ten percent faster than the growth in total United States personal income. During the 1970's, personal income grew at an average annual compound rate of
11.8 percent in South Carolina (compared to 10.7 percent nationwide). During the 1980's, the State's personal income grew 8.7 percent per year (compared to 7.8 percent nationwide). Even in the 1990's, when inflation was lower, personal income in South Carolina grew a healthy 5.9 percent per year (compared to 5.6 percent nationwide).

   The State's employment conditions are improving. The most recent available employment data indicates average wages in the State increased 2.8 percent during 2003 as compared to 2002. Although the State has lost jobs in the textile and apparel industry in the last decade, its tourism industry has flourished. Employment gains in service-oriented industries, such as tourism, have helped offset job losses in other sectors of the economy.

   Budgetary General Fund Highlights. The State's Board of Economic Advisors
(BEA) is responsible for forecasting revenues for the budget. State law requires that the BEA meet at least quarterly to review revenue collections and to adjust its forecasts if necessary. If the BEA reduces revenue projections significantly once the budget year begins, the State's Budget and Control Board (the Board) is responsible for mandating spending cuts to keep the budget in balance.

   On August 15, 2003, based on current-year and prior-year revenue collection trends, the State's Board of Economic Advisors (BEA) declared a revenue shortfall for the 2003-2004 accounting year and adjusted its revenue estimate for the Budgetary General Fund downward by $112.976 million from the amount included in the annual Appropriation Act.

   On August 20, 2003, the State Budget and Control Board ordered $141.804 million in spending cuts for 2003-2004. In accordance with State law, the first $98.599 million of this cut eliminated the entire 2.0% "set-aside" for capital and nonrecurring purposes. In accordance with Section 63.18 of the 2003-2004 Appropriation Act and Section 6 of Act 356 of 2002, the Board ordered an additional $43.205 million in budget cuts for State agencies to help mitigate the Budgetary General Fund's 2002-2003 operating deficit as well as any anticipated 2003-2004 shortfall in revenue. The cuts reduced most agency budgets in 2003-2004 by approximately 1.0%.

   On May 13, 2004, the BEA revised its revenue estimate upward by $130.000 million because tax revenue collections were greater than expected as economic conditions for the State improved. The Board elected not to restore the 1% agency budget cuts it had ordered in August 2003. The 2003-2004 appropriations had to be increased by $29.251 million during the year to fund certain State-mandated programs that were underestimated in the Appropriation Act. The Department of Corrections received $23.700 million of these additional appropriations.

   Actual revenues at June 30, 2004, were $59.306 million more than the revised expected revenues. Furthermore, actual revenues were $251.660 million greater than actual expenditures. Because of a better economy and actions taken by the Board to reduce agency spending, the State was able to eliminate last year's $131.227 million budgetary general fund deficit, and end the year with a budgetary general fund surplus of $120.433 million. Also, an additional $25.155 million was restored to the State's "rainy day account," which had been fully depleted at the end of fiscal year 2002-2003.

   Capital Assets. At the end of the 2003-2004 accounting year, the State had $14.259 billion invested in capital assets. This represented a net increase (including additions and deductions) of $854.977 million, or 6.4%, over the previous accounting year As in the previous accounting year, the State's investment in land increased significantly during 2003-2004, because it acquired rights-of-way for highway construction and widening projects and it purchased several parcels of land and easements for conservation purposes. Intangible assets decreased from last fiscal year, primarily because of depreciation expense on the Department of Motor Vehicle's Project Phoenix software system.

   Cash Management. The State Treasurer is responsible for managing the State's cash and investments, except for certain component units included within the reporting entity that manage and invest their own funds. State law requires full collateralization of all State Treasurer bank balances. Some component units may have collateralization policies that differ from those of the State Treasurer. Investment income includes appreciation and depreciation in the fair value of investments. Increases in fair value during the current year, however, do not necessarily represent trends that will continue; nor is it always possible to realize such amounts, particularly in the case of temporary changes in the fair value of investments that the State plans to hold to maturity.

   Debt Administration. At the end of the accounting year, the State had $6.932 billion in bonds and notes outstanding--an increase of $418.240 million, or 6.4%, over last year. New debt resulted mainly from the issuance of $275.435 million in Infrastructure Bank revenue bonds. The State Infrastructure Bank uses its own revenues to pay the principal and interest (debt service) on these bonds. These revenues are primarily truck registration fees and penalties that the Department of Motor Vehicles collects and transfers to the Bank.

   The State limits the amount of annual payments for principal and interest on general obligation bonds and notes rather than directly limiting the amount of those bonds and notes that the State may have outstanding. At June 30, 2004, the State legally could issue additional bonds as long as the new debt would not increase the State's annual principal and interest payments by more than the following amounts: $23.012 million in total for all institution bonds, $23.162 million for highway bonds, $37.059 million for general obligation bonds, excluding institution and highway bonds, and $22.378 million for economic development bonds. (Institution bonds are general obligation bonds that benefit the State's Higher Education Fund.)

   Risk Management. The State conducts various risk control programs to help minimize losses to which it is exposed. The health insurance program conducts extensive wellness education programs that promote development and maintenance of healthful lifestyles for covered employees. The State self-funds many types of general liability and property losses rather than purchasing insurance.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of South Carolina are rated AA+ by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local South Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of South Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the South Carolina IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the South Carolina IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the South Carolina IM-IT to pay interest on or principal of such bonds.

   The South Carolina IM-IT is susceptible to political, economic or regulatory factors affecting issuers of South Carolina municipal obligations (the "South Carolina Municipal Obligations"). These include the possible adverse effects of certain South Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in South Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in South Carolina or contained in Official Statements for various South Carolina Municipal Obligations.

                             TENNESSEE RISK FACTORS

   General. The State of Tennessee was admitted to the union in 1796, as the sixteenth state. Tennessee has 41,219 square miles and a population estimated to be 5.9 million. The State has three branches of government, the Executive, Legislative and Judicial. The Executive branch is headed by the Governor, who appoints commissioners to lead the various departments. The Legislative branch is bicameral, with 99 members of the House of Representatives and 33 Senators. The Representatives serve two-year terms. The Senators serve four-year terms, with about one half being elected every two years. The Judicial branch rules on the constitutionality of laws enacted by the Legislature and the legality of administrative policies and regulations of the Executive branch. The financial reporting entity of the State includes all the funds of the primary government as well as all its component units. Component units are legally separate entities for which the primary government is financially accountable.

   The government provides a full range of services including education, health and social services, transportation, law, correction, safety, resources, regulation, and business and economic development. In addition to internal controls, the State maintains budgetary controls. The objective of these budgetary controls is to ensure compliance with legal provisions embodied in the annually appropriated budget approved by the Legislature. Activities of the general fund, special revenue funds (except Fraud and Economic Crime, Community Development and the Dairy Promotion Board) and debt service fund are included in the annually appropriated budget. Budgetary control is maintained at the departmental level by the encumbrance of estimated purchase amounts prior to the release of purchase orders to vendors. Purchase orders which result in an overrun of available balances are not released until budget revisions are approved or additional appropriations are made.

   Economic Outlook. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding manufacturing businesses exceeded $1 billion every year since 1983. Announced manufacturing capital investments in 2003 were $2.33 billion. This growth has created 15,780 new jobs in this year alone, and has had a positive effect on employment and the State's economy. Additionally, investments in headquarters, distribution and selected services were $1.26 billion in 2003 and created 12,788 new jobs. For June 2004, the state unemployment rate of 4.5% was under the national average of 5.6%. The financial impact of these events is presented later in this letter. Based on current projections, the State's overall growth is expected to exceed the national average over the next several years. While having a positive impact, this growth also presents significant challenges for the State. If the present level of services is to be maintained and an ambitious program for major improvements in the educational system is to continue to be implemented, the State must continue to conservatively manage its financial resources. The national recession appears to have ended. As evidence, the real (inflation-adjusted) gross domestic product increased only 3.0 percent during the calendar year 2003 and increased over 3.3 percent during each of the first three quarters of 2004. The Federal Reserve has interest rates at historic lows, although rates have risen slightly. Tennessee's state government will take appropriate steps to ensure that the State is able to successfully manage its finances in the future.

   Financial planning. The Administration emerged from its first transitional year with state finances restored to a more solid footing. The General Fund Reserve for Revenue Fluctuations at June 30, 2004, was increased to $217 million. While the 2004-2005 budget proposed an average 3.7% reduction, the reduction was smaller than the previous year's 9% reduction in its discretionary base appropriations. The Administration concentrated on its review of the TennCare program, the State's managed care health insurance program that replaced and expanded Medicaid in 1994. Through private-sector donations, the state obtained the services of a consultant, McKinsey and Company, to report on the program's viability. TennCare, in its current form, is consuming greater and greater portions of the total state budget each year. The McKinsey report offered options to curb the rate of program growth and provided some financial projections to aid in budgetary analysis. Based on the report, the Administration developed a reform effort that was sent to the federal government for approval. Represented advocacy groups requested, and were granted, a stay of the reform process. While deliberations are continuing, the state is exploring its options, including a return to a basic Medicaid program.

   Pension and other post-employment benefits. The State sponsors a cost-sharing multiple employer defined benefit pension plan. Biennially, an independent actuary engaged by the State calculates the contribution rate that the State must make to the pension plan to ensure that the plan will be able to fully meet its obligations to retired employees on a timely basis. As a matter of policy, the State fully funds each year's annual required contribution to the pension plan as determined by the actuary. As a result of the State's conservative funding policy, as of July 1, 2003, the present value of the projected benefits earned by employees is funded at 99.8%. The State also provides post-retirement health benefits for employees and retirees. For fiscal year ended June 30, 2004, there was an average of 6,433 retired employees receiving these benefits, which were financed on a pay-asyou- go-basis. Generally Accepted Accounting Principles
(GAAP) do not require governments to report a liability in the financial statements in connection with an employer's obligation to provide these benefits.

   Cash Management. The State Treasurer has pursued an aggressive cash management and investment program. One aspect of this, which the State believes is unique to Tennessee, is our direct access into the Federal Reserve wire system. Through the State Trust of Tennessee, wire services in the federal system are available via a terminal located in the State's investment offices. This provides the State flexibility in investing and concentrating cash balances, pension fund assets, and in redeeming warrants and checks issued against the Treasury. During fiscal year 2004, uncommitted State funds were invested in short-term collateralized deposits as follows (averaged): certificates of deposit (48%); repurchase agreements (7%); commercial paper (22%); U.S. Treasuries (22%); and money market accounts (1%). The composite average yield on these investments was 1.11%, down from 1.64% last year.

   Financial Highlights - Government-wide: Net Assets - The assets of the State exceeded its liabilities at June 30, 2004, by $21.642 billion (reported as net assets). Of this amount, $815.1 million may be used to meet the State's obligations not funded by restricted net assets. However, $18.694 billion of this amount represents invested in capital assets, net of related debt, which cannot be used to fund ongoing activities of the government. Changes in Net Assets - The State's net assets increased by $1.298 billion. Most of this increase results from the State's decision to utilize the modified approach for reporting infrastructure capital assets. Because of this decision, the State capitalized infrastructure expenditures of $654.2 million and did not record depreciation expense. Other capital assets are depreciated. Component units - Component units reported net assets of $3.76 billion, an increase of $142.9 million.

   Fund Level. At June 30, 2004, the State's governmental funds reported combined ending fund balances of $2.4 billion, an increase of $725 million (see discussion on page 10) in comparison to the prior year. Of the combined fund balance approximately $658.2 million is available for spending at management's discretion (unreserved fund balance), however $217 million of this amount is designated for revenue fluctuations.

   Long-Term Debt. The State's total debt decreased by $28.5 million during the fiscal year to total $1.232 billion. This change reflects the tight budgetary situation faced by the State in recent years during which capital projects were not authorized in the legislative process. With the improvement in the economy, capital projects were authorized in the legislative session just completed.

   State Funds. Tax collections increased for the year and expenditures increased as well. Details are in the following paragraphs. The Revenue Fluctuation Reserve has been increased to $217 million or 1.6% of General Fund expenditures. $96.7 million was received from the federal government in fiscal year 2004 for tax relief. These funds were given to states to help fund budgetary deficits. The funds can be used to fund virtually any operating expense of state government. $35.3 million was used to fund current year expenditures. The remaining funds will be held in reserve for future expenditures. General fund revenue collections increased for the year by $1.4 billion. Sales tax collections increased by $157 million due to the improved economy. Franchise and excise tax collections were up 14% due to the recovering economy along with a rate increase that was effective September 1, 2002. This is the first full year the increase has been in effect. Business tax collections were up $54 million due to the tax rate changes that were effective September 1, 2002. This is the first full year that the increase was in effect. Hall income tax collections were up by 36% due to the improved economy. The State experienced an 9% increase or $581 million in federal revenue primarily due to an increase in expenditures within the TennCare program. The overall result of these variations showed an increase in total revenues collected from the previous year of 10.8%.

   General fund expenditures increased approximately $1 billion or 9%. $767 million of this increase was due to increased expenditures in the TennCare program resulting from increased pharmaceutical costs, managed care organization costs, and provider payments. In addition, Human Services experienced increased expenditures of $90 million. This increase was due to the increase in food stamp coupons distributed to citizens. Mental Health and Mental Retardation expenditures increased by $57 million, with community services increased by $42 million. This increase reflects the rising cost of community residential placements and associated medical costs as well as increased demand for services. Current assets in the General fund increased 31% due to a $625 million increase in cash. The State's cash position was strengthened due to increased tax collections resulting from an improved economy. The fund balance of the general fund doubled due to the increased cash position of the State. The Education Trust Fund revenue increased $432.7 million for the year. The sales tax appropriated to the fund increased by $188.8 million and federal revenue collections were up by $122.7 million. In addition, the Education Trust Fund began receiving the net lottery proceeds from the Tennessee Education Lottery Corporation (TELC). The TELC established the lottery in January of this year and transferred $123.3 million to the Education Trust Fund to fund scholarships for Tennessee citizens to attend post-secondary educational institutions located in Tennessee. Of the $168.5 million Education Trust fund balance, $122.3 million is restricted for the distribution of these scholarships.

   Education Trust Fund expenditures increased approximately $198.3 million or 4.5%. Most of the increase was to maintain full funding of the Basic Education Program (BEP) formula, equalize teacher salaries, and provide for teacher salary increases and group health insurance increases for local education agencies ($104.4 million). In addition, expenditures increased due to additional phases of the No Child Left Behind Act being implemented ($56.6 million), increased funding for special education programs ($34.3 million), and additional students qualifying for school nutrition programs ($15.5 million).

   The revenues for the Highway Fund increased approximately $99.3 million (6.5%) while expenditures decreased by $34.7 million. The increase in revenues was due to increased fuel tax collections and increased federal reimbursements for highway projects and the decrease in expenditures occurred primarily because of required budgetary cuts in administrative expenses. The majority of the increase in fund balance of $42.3 million was reserved for ongoing maintenance and bridge replacement contracts and future state highway construction contracts. Premium increases and changes in benefit levels went into effect on January 1, 2004, for the Local Government Group Insurance Fund (Enterprise Fund) in an attempt to reduce the fund equity deficit in the fund at the beginning of fiscal year 2004. While these changes have reduced the deficit at June 30, 2004, the Local Government Group Insurance Fund remains in a deficit situation. Additional premium increases for the Local Government Group Insurance Funds will go into effect January 1, 2005, in anticipation of rising medical and insurance costs and to address the remaining deficit in the Local Government Group Insurance Fund.

   Also, premium increases will go into effect January 1, 2005, for the Employee Group Insurance Fund (an Internal Service Fund) and the Teacher Group (Enterprise Fund) in anticipation of rising medical and insurance costs. Since 1985 through fiscal year 2003, the Claims Award Fund (an Internal Service Fund) was used to account for the risk of losses from general liability, automobile liability, professional malpractice, and workers' compensation. Financial activities relating to the state's property insurance program were accounted for in the General Fund. Effective July 1, 2003, the property insurance program and the Claims Award Fund activities were consolidated into an Internal Service Fund called the Risk Management Fund. This was done to obtain a consolidated picture of the State's overall risk management activities and provide operational efficiencies. The total plan net assets of the pension trust funds were $25.6 billion, up over $1.8 billion from the prior year. As a result of the improved performance of the financial markets, the pension trust funds incurred a net investment gain of $2.18 billion.

   General Fund Budgetary Highlights. Federal revenue estimates from original to final budget increased by $853 million primarily due to an increase in federal revenue for the TennCare program. In addition, significant variances between original and final budget were noted for TennCare and Human Services. The TennCare program experienced an increase in funding from original to final budget in the amount of $714 million. This was the result of increased expenditures resulting from increased pharmaceutical costs, managed care organization costs, and provider payments. The department of Human Services experienced an increase in funding from original to final budget in the amount of $142 million due to increased federal funding in the food stamp program. Both TennCare and Human

   Services appear to reflect significant favorable budgetary variances in expenditures from final budget to actual. This is due to timing differences of federal expenditures making it difficult to accurately project actual expenditures during budgetary planning. The general fund experienced increased tax collections of $352 million as compared to the final budget due to the improved economy. Federal revenue estimates for the final version of the budget were overstated by $458 million due to timing differences of expenditures making it difficult to accurately project actual expenditures during budgetary planning. Other revenue has a favorable variance of $342 million due to the fact that tobacco settlement and federal tax relief revenues were not included in the budget.

   Debt Administration. In accordance with the Constitution, the State has the authority to issue general obligation debt that is backed by the full faith and credit of the State. The Legislature authorizes a certain amount of debt each year and the State Funding Board has oversight responsibility to issue the debt for capital projects. Capital spending is also authorized by the Legislature and the State Building Commission has oversight responsibility for all capital projects exceeding $100 thousand (for new construction) and maintenance to existing facilities. The State issues Commercial Paper as a short-term financing mechanism for capital purposes and the Commercial Paper is typically redeemed with long-term bonds.

   Ratings. As of September 2005 all outstanding general obligation bonds of the State of Tennessee are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Tennessee issuers may be unrelated to the creditworthiness of obligations issued by the State of Tennessee, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Tennessee IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Tennessee IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Tennessee IM-IT to pay interest on or principal of such bonds.

   The Tennessee IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

                               TEXAS RISK FACTORS

   Economic Condition and Outlook. Both Texas and the nation returned to employment growth after more than two years of employment losses. For calendar year 2004, Texas' average annual nonfarm employment grew by 0.8 percent (up 75,300 jobs) over the 2003 nonfarm job count, while the nation added 1,346,000 nonfarm jobs, or 1.0 percent. Texas' job change is an improvement over its 2003 performance, when the state experienced a revised loss of 0.5 percent of its jobs. The improving economy also was reflected in a declining unemployment rate, which on the average, fell from 6.8 percent in 2003 to 5.8 percent in 2004. After reaching a low of 4.2 percent in 2000, the rate rose for three consecutive years before 2004's improvement. The nation's average unemployment rate also got better in 2004, falling from 6 percent to 5.5 percent, but the gap between the Texas and U.S. rates narrowed.

   Texas' real gross state product advanced by an estimated 4.5 percent in 2004, while personal income increased by an estimated 5.4 percent. The personal income growth rate, expressed in nominal dollars, substantially exceeded the 2.6 percent inflation rate for the year and reflected an advance in real income growth over that of 2003. Real per capita personal income in the state rose 3.7 percent during the year. The state revenue outlook has improved. The fiscal 2004 ending balance in general revenue-related funds was $1.4 billion. The 2006-2007 Biennial Revenue Estimate, released in January 2005, indicates revenue available for general purpose spending of $64.7 billion for the biennium. The state's largest source of tax revenue is the sales tax. Sales tax collections declined in both 2002 and 2003, but were up 7.9 percent during fiscal year 2004. The Comptroller forecasts sales tax growth of 4.1 percent in fiscal year 2005 and
3.6 percent in fiscal year 2006. The Texas economy is expected to be relatively healthy, with real gross state product growth of 3.5 percent in fiscal year 2005 and 3.2 percent in fiscal year 2006.

   Calendar year 2004 was a turnaround year for Texas employment. The state had added jobs every year since 1987, but endured a net loss of employment in 2002, only to be followed by continued job losses in 2003. Over the past year, however, Texas is back on the growth track, adding 119,500 jobs from November 2003 through November 2004, as reported in the Texas Workforce Commission's monthly Texas Labor Review, for a year-to-year growth rate of 1.3 percent. Although the growth rate was modest by the rates seen in the 1990s, every major industry expanded its employment rolls in 2004 except for manufacturing. Even the Information industry, which suffered from high-tech related doldrums through the past three years, experienced some year-to-year job growth by the end of 2004. Texas and the nation followed similar growth tracks economically in 2004.

   Both Texas and the nation began to add jobs after suffering through two and a half years of job declines. The nation began losing jobs first, but job losses in Texas followed a few months later. Likewise, Texas' job recovery is tracking a few months later than the nation's, but a graph of job growth rates in Texas and the nation has an almost identical shape. The pattern of manufacturing job losses is a national phenomenon, caused in part by greater productivity per worker, both in Texas and the nation. Texas ranked 24th among the states in its rate of employment growth over the past year. Although the state's job growth during 2004 was muted compared to its typical rates in recent decades, Texas still added more jobs than all but two states.

   Leading Indicators. The Comptroller's Leading Economic Indicators Index improved substantially in the latter part of 2003 and remained stable during 2004, suggesting that moderate growth will continue. The growth will not be extraordinary, but the index, designed to forecast the state's employment growth four to six months in advance, predicts a relatively healthy state economy in 2005. Consumer confidence is above its baseline level. After sinking to near-record lows in March 2003, consumer confidence in the West South Central States (Texas, Oklahoma, Arkansas, and Louisiana) remained above its baseline 1985 level throughout the second half of 2004. Although the index generally bounces up and down in reaction to political, economic, or business events, consumers' assessment of present and future economic conditions was mostly stable and guardedly optimistic during 2004. In addition, every month of the year saw year-to-year increases in sales tax receipts, evidencing growth in retail trade. Non-automobile sales activity, based on eleven months of sales tax collections, racked up an increase of 8.6 percent from 2003 to 2004. The number of operating oil and gas rigs, which had spiked up 33 percent in 2003, added another 13 percent in 2004.

   With an average of 533 drilling rigs in operation, 2004 closed as the most active oil and gas exploration period in more than twenty years. During the first ten months of 2004, Texas had a record number of new business incorporations, averaging 8,956 per month. These incorporations do not necessarily indicate a robust economy, as the number reveals nothing about the economic viability of newly incorporated businesses. Still, the state's ongoing entrepreneurial spirit is reflected in the unusually large number of Texans taking on the challenges of a new business. At the close of calendar year 2004, eight of the state's ten leading economic indicators were pointing toward an improved state economy.

   Positive signs included retail sales growth, renewed growth in help-wanted advertising, rises in stock values and oil prices, a growth in housing permits, fewer initial claims for unemployment compensation, rising consumer confidence, and a rising national index of leading economic indicators. The two indicators pointing to slower economic growth were a shorter average manufacturing workweek and the beginning of a slowdown in the pace of new business incorporations. Based on production, the state and national economies actually are stronger than the employment picture indicates. Even though employment growth has struggled to take off nationwide and in Texas, an expansion of output is ongoing. This is possible because of rapid productivity growth, where the ability of the economic engine to produce more with fewer labor hours has capped the need for new hiring. Over the past two years, productivity has grown at a 4.1 percent annual rate nationwide, exceeding the nation's gross domestic product (GDP) growth, which averaged 3.7 percent annually. With a bit of subtraction here, it is clear that businesses have no need to hire new workers until the demand for production exceeds that being met by the growth of productivity alone. Eventually, productivity growth is likely to settle back to its historical norms, and increased job growth will follow.

   Unemployment Rate. The Texas unemployment rate headed down in late 2003 and early 2004, dropping about a percentage point. The improvements stalled in the latter half of 2004, but the rate still ended 2004 at its lowest level in three years, 5.8 percent. Texas_ unemployment rate had fallen from 7.7 percent in 1992 to a monthly low of 3.9 percent in December 2000, after which terrorist attacks trampled an already weakened economy, pushing the unemployment rate to a peak of
6.8 percent in May 2003. Since then, unemployment has improved, albeit slowly and somewhat erratically, as employers require evidence of a stronger cash flow before they renew sustained hiring.

   Outlook for 2005 and 2006. Even though employment growth is likely to improve, moderately higher interest rates are expected to dampen the increase in total economic growth. Still, a weaker dollar is boosting exports, so real gross state product growth in the range of 3 to 4 percent per year should continue. Texas' economic growth is forecasted to be relatively healthy over the next two years, but the economy is far from overheating. Factors underlying renewed growth in Texas are an improving national economy, an up-tick of investment expenditures, a boost in export trade resulting from a decline in the dollar's value, and continued low inflation. Pressuring the economy downward will be relatively unimpressive national economic growth and the ratcheting up of mortgage and interest rates, pressured up by a high national deficit. My forecast model predicts that Texas' real gross state product will slightly exceed forecasted U.S. growth in 2005 and 2006, by about two-tenths of a percentage point per year. With Texas relatively low costs, a location at the buckle of the nation's vibrant southern and western regions, and sustained migration into the state, the state's gross product growth is forecast to continue outperforming U.S. gross domestic product growth, as it has done in all but two years since 1990.

   Capital Assets. As of August 31, 2004, the state had $66.7 billion in net capital assets, of which $43 billion was infrastructure. This represents an increase of $3.8 billion in net capital assets, or 6 percent, from fiscal year 2003. The state's capital assets include land and land improvements, infrastructure, construction in progress, buildings and building improvements, facilities and other improvements, furniture and equipment, vehicles, boats and aircraft, and other capital assets.

   Infrastructure Assets. The value of the state's infrastructure assets is included in the governmental activities column of the Government-wide Statements. The state accounts for its system of roads and highways using the modified approach allowed by GASB Statement No. 34. The Texas Department of Transportation has developed a system of management, the Texas Maintenance Assessment Program (TxMAP), which is designed to maintain the service delivery potential of the state's roads and highways to near perpetuity. The state's policy is to maintain its interstate highways at a condition level of 80 percent and its non-interstate highways (farm-to-market and other road systems) at a condition level of 75 percent. The most recent assessment found that the state's highways were within these parameters, with the condition of interstate highways at 82.3% and non-interstate highways at a condition of 79.1%. This reflects a condition level improvement of one percent for interstate highways and 0.6 percent for non-interstate. In fiscal year 2004, the estimated maintenance expenditures for interstate highways were $400 million, compared to $384 million actual maintenance expenditures. The estimated verses actual maintenance expenditures for non-interstate highways were $1.45 billion and $1.38 billion, respectively. Actual expenditures are 95 percent of estimates.

   Debt Administration. The State of Texas issues both General Obligation bonds and Revenue bonds. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution. Most revenue bonds are designed to be self-supporting from a primary revenue source related to the program financed. During fiscal year 2004, Texas' state agencies and universities issued $3.5 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $522 million of state bonds issued in fiscal year 2004. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state.

   The remaining $3 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired during the year were composed of $204 million in general obligation bonds and $565 million in revenue bonds. Also, $266 million in general obligation bonds and $939 million in revenue bonds were refunded. The total outstanding general obligation debt of the state after new issuances, retirements, and refundings as of August 31, 2004 was $5.8 billion. This represents an increase of only $52 million from fiscal year 2003. An additional $4 billion of general obligation bonds have been authorized but have not been issued. Total revenue bonds outstanding were $11.5 billion, which is an increase of $1.5 billion, or 15 percent, from fiscal year 2003.

   Cash Management. Funds deposited in the State Treasury are pooled for investment purposes. The Treasury is authorized to invest in NOW accounts, time deposits, obligations of the United States, obligations of various federal credit organizations, repurchase agreements, reverse repurchase agreements, banker's acceptances, commercial paper, and mutual funds.

   An Overview of Texas Industries by North American Industry Classification System (NAICS) Sector. Last year's Comprehensive Annual Financial Report overview noted that five of the state's ten major industrial sectors had added jobs over the preceding year, and five had lost jobs. In 2004, nine of the NAICS-based industries have added jobs, with only manufacturing ending the year with fewer jobs than it had last year. One sector, Education and Health Services, grew by more than three percent during the year, followed by Professional and Business Services, which added more than two percent employment growth. These two industries accounted for nearly half of the total employment growth in Texas during the year.

   Oil and Gas Prices. Year 2004 recorded some of the highest oil and gas prices in history. As might be expected, this gave a boost to the state's oil and gas industry. Still, to those who remember Texas' 1980s economy that soared or toppled with the price of oil, the overall impact of the recent price spikes on the state economy was relatively small. Natural Resources and Mining, the industry sector that includes oil and gas, added a relatively paltry 2,100 jobs over the past year, for a growth rate of 1.4 percent, barely exceeding the state's overall job growth rate. Even though the number of operating oil and gas rigs reached its highest monthly average (539) in nineteen years, the impact of the state's domestic exploration industry on the economy is only a shadow of its former self. Texas' oil and gas industry today is more oriented to the operations of headquarters offices overseeing worldwide production than to production within Texas. As evidence, the 539 operating rigs in Texas pales compared to the 1,449 in December 1981. Oil and gas prices started 2004 at a relatively high level and continued to rise until nearly the end of the year, topping $55 per barrel. Natural gas prices, too, reached record price levels during 2004. Higher prices do provide a boost to the industry, but since the investment psychology of the Texas oil and gas industry is more heavily weighted toward longterm worldwide investments than in short-term domestic wildcatting, the Texas oil and gas industry is less economically volatile today than its history might suggest. The Natural Resources and Mining industry employed 149,000 Texans in November 2004, a perhaps unexpectedly small 1.6 percent of total non-farm employment in the state. And, for an industry that has often seen annual swings of 10,000 jobs--and sometimes more than 20,000--its increase of 2,100 jobs accounted for less than 2 percent of the state's job growth during the year. However, because of the high value of production and wage rates that are well above average, natural resources and mining remains a major player in the Texas economy.

   Construction Industry. The general economic slowdown and terrorism in 2001 sent Texas' construction industry into more than two years of declining employment. Construction employment grew during 2004, as favorable mortgage rates provided impetus for single-family residential construction to continue. Nonresidential construction activity posted another mild decline during the year, but non-building construction, such as roads and bridges, posted its second straight year of increases, adding 2 percent employment. Texas construction employment was up 1.5 percent from November 2003 to November 2004, an increase of 8,200 jobs and a welcome change after posting year-to-year losses in every month of 2002 and 2003. Anyone observing the strong and persistent growth of Texas single-family housing construction over the last five years would never have guessed that reported construction employment actually declined in Texas in 2003 and early 2004, but general weakness in the national economy crimped investment for business-related construction.

   Overall, taking advantage of low mortgage rates, consumers pushed up the number of single-family and multifamily housing starts in the state for the fourth consecutive year, tacking on 3.3 percent in 2004, to an annual average level of nearly 181,000 starts. With the drive for new housing and a strengthening demand for non-building construction (such as roads and overpasses), Texas construction employment grew to 557,300 in November 2004, up from 549,100 a year earlier.

   Manufacturing Production. In one sense, Texas manufacturing industry had a relatively good year, racking up its largest percentage increase in real gross product (2.8 percent) since 2000. This growth was not apparent in the employment numbers, however, as manufacturing lost 13,300 jobs statewide, for a decline of
1.5 percent. Manufacturing was the only major Texas industry to suffer a loss of jobs in 2004, even though the industry kept growing thanks to compelling productivity gains per worker. A handful of industries accounted for most of the manufacturing job losses, particularly in the nondurable goods sectors. Chemicals and petrochemicals lost 3,400 jobs (down 4.4 percent), paper manufacturing gave up 1,500 jobs (down 6.6 percent), and printing and publishing lost 2,400 jobs (down 6.4 percent). Every nondurable goods sector tracked in the Texas Workforce Commission's Monthly Labor Market Review (MLMR) lost jobs over the past year. In sum, nondurable goods sectors lost 13,900 jobs, while durable goods manufacturing eked out an increase of 600 jobs. Among durable goods, electric equipment and appliance employment was the only MLMR sector losing more than 1,000 jobs, dropping 1,800 jobs, or a disconcerting 10.2 percent. On the brighter side, the state's computer and electronic product manufacturing sector, reflecting new investment nationwide in the sector, began growing again for the first time since 2000.

   Over the past year, the sector added 2,900 jobs, a 2.6 percent growth rate, primarily in response to growth in the semiconductor, electronic components, and electronic instruments segments. Until February 2004, computer and electronics manufacturing had lost jobs in each succeeding month for more than three years (since January 2001), hemorrhaging 59,200 jobs, or more than one-third of total industry employment at the beginning of 2001. The fastest growing segment of computer and electronic manufacturing, in terms of employment increases over the past year, was the electronic instrument manufacturing component, which added
6.3 percent to its job total. Businesses have bolstered the industry with renewed investment at the same time that there has been a resurgence of demand for emerging technology products. As the economy strengthened in 2004 and investment revived, the fabricated metals industry, which includes a wide range of metal work from sheet metal to electroplating, to valves, to tools and hardware is adding jobs again, up 1,900 (or 1.8 percent) over the past year. This sector had suffered in 2003 from the dearth of nonresidential construction and the resulting lack of demand for architectural and structural metals.

   Other manufacturing sectors bucking the trend and adding jobs in 2004 included aerospace products (up 1,400 jobs), wood products manufacturing (600), foundries (600), communications equipment (400), primary metals manufacturing
(300), and industrial machinery (300). The outlook for manufacturing employment growth in Texas and the nation remains weak; however, as impressive productivity increases have kept, and will keep Texas manufacturers from hiring in proportion to production. As in the past, the outlook for manufacturing varies by sector and the product being produced. On the positive side, exporters should receive a boost, as declines in the dollar's value have made Texas exports more competitively priced worldwide. Since the beginning of 2002, the dollar has dropped roughly 20 percent against major world currencies. Also offering a positive sign to manufacturers, the Institute for Supply Management's purchasing managers' index, which tracks the purchase intentions of businesses, stands at
58.6 in December 2004. An index value above 50 points indicates an expanding manufacturing industry.

   Trade, Transportation, and Utilities. Although it was not a blockbuster year, trade, transportation, and utilities enjoyed a turnaround during 2004, with both wholesale and retail trade posting solid gains in activity and employment. Utilities continued to lose jobs, but at a pace much slower than in 2003. The trade, transportation, and utilities industry is the largest employer in the state economy, accounting for 1,955,400 jobs (20.6 percent of total non-farm employment) and, in 2004, accounted for 26,700 of the increase in new jobs during the past year (22.3 percent of the state's growth). The industry had suffered year-to-year losses in November 2001 (down 31,900 jobs), November 2002 (down 27,300), and November 2003 (down 20,600), so the increase of 26,700 in November 2004 was the first year-to-year gain in four years. Air transportation had been a major contributor to those losses from 2001 to 2003, but this battered industry, which is still struggling with structural problems and high fuel costs, at least stopped hemorrhaging jobs in 2004. Even better news is that some elements of the state's transportation and warehousing industry have shown particularly impressive job growth over the past year, notably support services for transportation, couriers and messengers, and warehousing and storage, each of which grew by more than 3 percent since November 2003. High debt levels and slow income growth dried up virtually any increase in consumer spending in 2003. For 2004, however, sales tax collections, of which more than 50 percent come from households, increased by a solid 8.6 percent in the twelve months ending in November 2004, indicating a substantial return of consumer spending. New vehicle sales tax, which had declined nearly 6 percent in 2003, almost returned to growth in 2004.

   Texas retail trade employment rose by 1.4 percent in the twelve months ending in November 2004, turning around a decline of 0.8 percent for the same period of 2003. The building materials and garden equipment sector of retail trade added 3,800 jobs statewide (4.7 percent), clothing store jobs increased by 3,600 (4.6 percent), and non-store retailers--such as electronic, Internet, and mail-order retailers--had 4.2 percent employment growth. All retail sectors except gasoline stations and sporting/hobby/book/music/miscellaneous stores added jobs during the year. Utilities, both electric and natural gas, lost another 300 jobs during the year (0.6 percent) as higher fuel costs squeezed profit margins, but this was substantially better than the 5 percent loss of jobs in 2003.

   Information Industry. The Texas information industry is in the black again, and while not popping celebratory corks, added about 900 jobs from November 2003 to November 2004 (0.4 percent). The stability may be welcome in an industry that enjoyed double-digit year-to-year growth rates in the middle of 2000, only to experience close to double-digit annual losses during much of 2002 and 2003. Information lost a larger percentage of its workforce than any other Texas industry in 2003. Ninety percent of these lost jobs were in telecommunications, where local, long distance, and wireless telephone communications suffered from plummeting revenues. Bandwidth contract prices slumped in the face of severe competition and resulting price wars in 2002 and 2003, and the inability to meet profit expectations caused communications providers to cut jobs.

   Over the past year, however, Internet service providers, web search portals, and data processing eked out a net 100 jobs, and the traditional publishing segment of Information added 800 jobs. The telecommunications segment of Information remains weak. This industry, which includes wired carriers, paging services, satellite and cable operators, and cellular and wireless telephone services, lost another 4,100 jobs (-4.1 percent) during the year. The Information industry also includes television, periodicals, newspapers, motion pictures, software, Internet publishing, and libraries. In sum, the increase of 900 jobs in the industry brought employment in the Texas information industry to 231,600 in November 2004. While the increase is welcome, it is only a baby step in recovery, as Information employment remains 17 percent below its 280,000 peak in September 2000.

   Financial Activities. Financial activities, which includes real estate, rental and leasing has continued to grow during the state's job losses in recent years, but the rate of growth has been slow. In the same manner over the past year, financial activities added jobs, but at a rate somewhat slower than job growth in the overall economy. Overall, financial activities added 5,800 jobs from November 2003 to November 2004, for an employment increase of 1 percent. The growth in the industry has mostly been driven by a 2.5 percent increase in jobs in the credit intermediation branch of the industry, which includes commercial banking and savings institutions.

   The insurance segment, as well as the rental and leasing segment, of the industry also added a small number of jobs over the past year, but the real estate and securities/commodities segments lost employment. Consolidations and mergers continue to shrink the number of Texas banks, but balance sheets show relative stability and a healthy return on bank assets. Texas-headquartered banks had a mostly good year, with the percentage of institutions with earning gains rising from 48.6 percent a year ago to 61.3 percent in the third quarter of 2004.

   Professional and Business Services. Last year, the state's professional and business services industry was clearly separated into two groups, being some of the strongest, as well as some of the weakest links in the state's economic chain. This year, all sectors of the industry except accounting added jobs. The professional and business services industry was the second fastest growing industry during 2004 (behind education and health services), growing at a rate of 2 percent from November 2003 to November 2004, and adding a total of 21,200 jobs. Comprising over 40 percent of this industry is the professional, scientific, and technical services component. It includes a wide range of industries--including, to name a few, lawyers, tax preparation services, architects, testing laboratories, design services, consulting, public relations, advertising, research, photographers, and veterinarians-- and this sector grew at a healthy rate of 2.1 percent during the year, up 9,200 jobs. Management services is a much smaller part of the industry but grew at a rapid 3.2 percent rate, as management operations benefited from economic expansion, particularly in the first half of 2004.

   Administrative and support services, including waste management and waste remediation services, comprises the largest part of professional and business services. The sector added 10,900 jobs, for a 1.9 percent increase, over the past year. Employment services (such as temporary help agencies) and business support services are a major component of this sector, and it experienced impressive employment increases of 5.2 percent, the fastest growing segment of the industry. Before hiring full-time employees, many businesses opt for bringing in part-time workers until it is clear that business activity will support full-time positions. Without unexpected shocks, the particularly rapid growth in employment agencies foreshadows increased full-time hiring in the near future.

   Educational and Health Services. Reflecting the states comparatively high birth rate, Texas is a relatively young state, and this translates into a demand for educational services. On the other end of the age spectrum, the states elderly population is one of the fastest growing segments of the state, with the population of Texans aged 65 and older growing about 3.3 percent per year. The elderly population draws more heavily on health services than the overall population, so health care and social assistance employment also has grown rapidly. With these two population drivers, the states Educational and Health Services was once again the fastest growing Texas industry in 2004. Over the past twelve months, the industry added 34,600 jobs (3.1 percent) and accounted for nearly 30 percent of the state_s net growth in non-farm employment between November 2003 and November 2004. The fastest-growing individual sub sector of the state economy for the second consecutive year has been home health care services, which added 12,500 jobs, for an 8.2 percent increase from November 2003 to November 2004. Physician_s offices (including dental, optometric, mental health, and ambulatory mobile offices) added 21,100 jobs (up 4.9 percent). Hospitals added 5,200 (2.0 percent), while social assistance services, including day care for children, added 3,700 (2.2 percent). Educational services, including private schools and colleges, saw an employment increase of 3,700 jobs, or 2.7 percent.

   Government Employment Growth. Government added 19,200 jobs between November 2003 and November 2004, even though both federal and state government employment in the state declined. Texas lost 300 federal government jobs--regardless of an increase of 1,500 civilian jobs with the Department of Defense-- largely due to staff reductions at the U.S. Postal Service. State government, crimped by budgetary constraints, lost a net 1,000 employees, even with a sizable increase of 2,200 jobs in state universities and colleges. The local government sector continued its long-standing pattern of adding jobs. Local government grew 1.8 percent, with the addition of 21,200 jobs. Local government now accounts for nearly seven of every ten government jobs in Texas. Of the local government jobs, more than half are in school districts, and 87 percent of the job growth in local government over the past year was the result of increased hiring in schools.

   Major Initiatives. Tax Amnesty "Project: Pay Up," a three-week amnesty program was established to collect unpaid taxes. From March 11 through March 31, 2004, taxpayers could pay their past due taxes in full and the penalty and interest charges normally assessed against delinquent taxpayers were waived. The last time Texas offered a tax amnesty program was in 1991. Initial estimates were that the program would bring in $50 million in delinquent state tax revenue and $9 million in local tax revenue. Actual revenues far exceeded projections as the amnesty period brought in about $379 million in state taxes and about $59 million in unpaid local taxes. Of the state total, $256.5 million came from delinquent sales tax payments.

   Deduction of Sales Taxes from Federal Taxes. In 1985, Congress adopted an extensive proposal to reform the national tax system. Designed as "revenue neutral," the idea was to reduce tax rates while eliminating almost all of what had become a complex system of itemized deductions, including all deductions for state and local taxes-whether based on income, property, or sales. In 1986, Congress embraced President Reagan's proposal in the Tax Reform Act (TRA86). In the process, the proposal to eliminate the deduction for all state and local taxes was watered down to affect only state and local sales taxes, leaving the deductions for income and property taxes untouched. In March 2002, I issued a special report proposing to restore much of the federal sales and motor vehicle sales tax deductions. In June 2004, the original report was updated. The proposed deduction would allow taxpayers in all states the option of deducting either their state or local sales and motor vehicle sales taxes or their state and local individual income taxes on their IRS Form 1040. In early 2003, Representative Kevin Brady and Senator Kay Bailey Hutchinson introduced legislation in Congress that would grant taxpayers in all states the option of itemizing a deduction for either their state and local sales (including motor vehicle sales) taxes or income taxes paid, but not both.

   In June 2004, House Ways and Means Committee Chairman Bill Thomas (R-California) added similar legislation to H.R. 4520, a far-reaching corporate tax measure. On October 11, 2004, Congress passed its decision to allow taxpayers to deduct sales tax on their federal income tax returns, and shortly after on October 22, 2004, President Bush signed that legislation. The tax savings are expected to generate 16,573 new Texas jobs, $623 million in new Texas investment, and $923 million increased Texas Gross State Product, according to an economic analysis conducted by my Revenue Estimating Division. The increased economic activity in turn could be expected to boost general revenue by $37.8 million in the two-year period of 2005-06.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of Texas are rated AA by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Texas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Texas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Texas IM-IT to pay interest on or principal of such bonds.

   The Texas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

                              VIRGINIA RISK FACTORS

   Economic Outlook. Most indicators have shown that the Virginia economy expanded at a brisk pace in fiscal year 2004. Increases in wages and salaries, personal income, employment, retail sales and new housing have helped to reverse the economic declines from previous fiscal years. The Commonwealth is expected to continue on its expansionary path during fiscal year 2005.

   Virginia is a leader in telecommunications, semiconductors, microelectronics, information technology, medical research and biotechnology, and chemical synthesis research. Additionally, Dulles International Airport and the Hampton Roads ports are important factors in the State's increasing role as a major exporter. Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico.

   Unemployment. After three fiscal years of increasing unemployment rates, the rate for the Commonwealth declined to 3.8 percent in fiscal year 2004. The three-tenths of a percentage point decrease in the rate from fiscal year 2003 (4.1 percent) is a good indication of a growing Virginia economy. In comparison, the Nation's unemployment rate in fiscal year 2004 was 5.8 percent, two percentage points higher than the rate for the Commonwealth. Four Metropolitan Statistical Areas (MSAs) had higher unemployment rates than the Commonwealth as a whole. The rates for the Richmond-Petersburg MSA (4.1 percent), Norfolk-Virginia Beach-Newport News MSA (4.3 percent) and Lynchburg MSA (4.8 percent) were all within one percentage point of the Commonwealth's unemployment rate. The unemployment rate in the Danville MSA (9.0 percent) was more than twice as much as Virginia's rate. The Charlottesville MSA and the Roanoke MSA had unemployment rates lower than the Commonwealth's rate, at 2.9 percent and
3.3 percent, respectively. The Northern Virginia MSA (i.e., the Virginia portion of the Washington, DC-MD-VA-WV Primary Metropolitan Statistical Area) had the lowest unemployment rate in the Commonwealth at 2.3 percent.

   Employment. Virginia's total nonfarm employment reached 3,540,500 persons in fiscal year 2004, close to the level prior to the fiscal year 2001 recession. The increase in nonfarm employment of about 1.4 percent between fiscal year 2003 and fiscal year 2004 represents 48,625 additional jobs. The construction sector had the largest percentage increase (5.3 percent or 11,420 jobs), as a result of the strong housing market in the Commonwealth. Professional and business services had the largest employment gain, adding 16,700 jobs. Other industry sectors posting gains in employment were the trade, transportation, and utilities sector (1.5 percent or 9,440 jobs), financial activities sector (3.3 percent or 6,150 jobs), education and heath services sector (1.6 percent or 6,010 jobs), leisure and hospitality sector (1.4 percent or 4,230 jobs), other services sector (2.6 percent or 4,570 jobs), and government sector (1.2 percent or 7,500 jobs). The growth in the government sector included federal government (1.3 percent or 1,910 jobs), state government (1.7 percent or 2,470 jobs) and local government (0.9 percent or 3,130 jobs). The manufacturing sector continued its five-fiscal-year decline in employment by losing 5 percent of its workforce (15,790 jobs). The only other sector that decreased in size was the information sector (-1.5 percent or 1,540 jobs).

   Net Assets. The Commonwealth's combined net assets exceeded its liabilities by $12.7 billion during the fiscal year. The net assets of the governmental activities increased $1.2 billion or 10.3 percent, while business-type activities had an increase of $12.8 million or 7.5 percent. The government wide beginning balance was restated for correction of prior year errors to arrive at a restated beginning balance of $11.6 billion.

   The largest portion of the Commonwealth's net assets (87.3 percent) reflects its investment in capital assets (e.g., land, buildings, equipment, construction in progress, and infrastructure), less any related outstanding debt used to acquire those assets. These assets are recorded net of depreciation in the financial statements. The Commonwealth uses these capital assets to provide services to citizens; therefore, these assets are not available for future spending. Although the Commonwealth's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   An additional portion of the Commonwealth's net assets (9.96 percent) represents restricted net assets. These resources are subject to external restrictions or constitutional provisions specifying how they may be used. The remaining balance of $348.3 million are unrestricted net assets. Approximately
97.4 percent of the Commonwealth's total general revenue came from taxes.

   While the Commonwealth's expenses cover many services, the largest expenses are for Education, Individual and Family Services, and Transportation. General revenues normally fund governmental activities. For fiscal year 2004, governmental activity program and general revenues exceeded expenses by $1.2 billion. Program revenues exceeded expenses from business-type activities by $540.5 million.

   Budgetary Process. The Governor is the chief planning and budget officer of the Commonwealth. The Secretary of Finance and the Department of Planning and Budget assist the Governor in the preparation of executive budget documents. The Governor's Secretaries advise the Governor and the Department of Planning and Budget on the relative priority of the budget requests from their respective agencies.

   The Governor is required by statute to present a bill detailing his budget (the "Budget Bill") and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. The Budget Bill is introduced in both the House of Delegates and the Senate. It is referred to the House Appropriations and Senate Finance Committees, which hold joint meetings to hear from citizens, from other General Assembly members and from agency representatives. The Budget Bill is then approved by each Committee in an open session and reported to the respective floors for consideration, debate, amendment and passage. After the bill has passed both houses, differences between the House and Senate versions are reconciled by a conference committee with equal representation from both houses.

   The Budget Bill and the corresponding act enacted by the General Assembly approving the budget and making appropriations provided for therein (the "Appropriation Act") relate to a biannual period commencing on July 1 in even number years. Advanced planning involving development of the Budget Bill begins over a year prior to the commencement of a biennium.

   Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly.

   In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th which includes his proposed amendments. It is then introduced in both houses and is considered in the same manner as the regular biennial Budget Bill. The Appropriation Act enacted in the odd-year session is effective upon passage, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.

   An appropriation for a project or service is initially contained in the Appropriation Act enacted by the General Assembly. An agency request for an increase or other adjustments to its legislative appropriation must be reviewed and approved by the Department of Planning and Budget. Under the Constitution, no money may be paid out of the State Treasury except pursuant to appropriations made by law. No such appropriation may be made which is payable more than two years and six months after the end of the session of the General Assembly at which the appropriation was enacted.

   The 2004 Appropriation Act. On December 17, 2003, Governor Warner presented the 2004 Budget Bill (House Bill 30/Senate Bill 30) for the 2004-2006 biennium. The Governor's objectives in the bill were to continue Virginia's long tradition of fiscal responsibility and restore structural balance in the budget; to maintain core services in K-12 education, higher education, law enforcement and corrections, safety net programs, and transportation; to begin to replenish the Revenue Stabilization Fund; and to keep statutory commitments such as those to reduce the car tax, the food tax, and the premium tax. The 2004 Budget Bill included a number of actions to balance a shortfall of $1.9 billion over the biennium between projected resources and spending requirements. These actions included $181.5 million in budget reductions, $358.4 million in anticipated balances from fiscal year 2004, and a tax reform package that would provide $419.2 million in net revenue.

   The House and Senate could not reach agreement on the 2004-2006 biennial budget. The Governor called a Special Session of the 2004 General Assembly and, on May 7, 2004, the General Assembly passed a compromise budget for the 2004-2006 biennium that included significant portions of the Governor's proposed budget. Tax reforms adopted by the General Assembly include the following: increased the sales tax by one-half cent effective September 1, 2004; reduced the sales tax on food in one-half cent increments over the next three years; increased the cigarette tax to 20 cents per pack effective September 1, 2004, and to 30 cents per pack effective July 1, 2005; increased the personal and dependent exemption for individual income tax; eliminated the "marriage penalty" for married filers, raised the income tax filing threshold for individuals; added a new low-income credit, required an income test for future seniors claiming the age deduction; eliminated sales tax exemptions for utilities and telecommunications companies; closed certain corporative income tax loopholes for intangible holding companies and pass-through-entities, and increased by 10 cents per hundred the tax levied for recording a deed. These tax reforms are projected to generate additional revenue of $616.3 million in fiscal year 2005 and $775.6 million in fiscal year 2006.

   On June 6, 2004, Governor Warner returned the enrolled Budget Bill (House Bill 5001) to the General Assembly with 43 recommended amendments for action at its one-day reconvened session held on June 16, 2004. The General Assembly adopted 27 of the 43 recommended amendments during the reconvened session. On June 25, 2004, Governor Warner signed House Bill 5001, as amended, and vetoed 8 items. The bill became effective on July 1, 2004, as Chapter 4, Acts of Assembly
- 2004 Special Session I.

   Summary of General Fund Revenues, Expenditures and Changes in Fund Balance. The General Fund balance at June 30, 2003 was equal to approximately $554,791,000, a $78.2 million (12.4 percent) decrease from fiscal year 2002. Overall tax revenues increased by 1.6 percent from fiscal year 2002 to fiscal year 2003. Individual and Fiduciary Income tax revenues increased by 1.0 percent. Additional tax revenue growth occurred in the form of a 18.3 percent increase in Corporation Income taxes, a 13.8 percent increase in Premiums of Insurance Companies taxes and a 18.3 percent increase in Public Service Corporations taxes. A decline occurred in State Sales and Use taxes, which decreased by 3.9%. Overall revenue increased by 2.3 percent and non-tax revenues increased by 18.3 percent. Overall expenditures fell by 0.6 percent in fiscal year 2003, compared to a 17.8 percent increase in fiscal 2002. Individual and family service expenditures grew by $219.8 million, or 8.6 percent, while education expenditures fell by $100.7 million, or 1.8 percent. In addition, general government expenditures increased by $16.2 million or 1.2 percent.

   General Fund Revenues. Individual and fiduciary income taxes are the principal component of General Fund revenues. These revenues support a number of government functions, primarily education, individual and family services, public safety and general government. General Fund revenues are available for payment of debt service obligations of the Commonwealth.

   General Fund Expenditures. General Fund expenditures relate to resources used for those services traditionally provided by a state government, which are not accounted for in any other fund. These services include general government, legislative, public safety, judicial, health and mental health, human resources, licensing and regulation, and primary and secondary education.

   Nongeneral Fund Revenues. Nongeneral fund revenues consist of all revenues not accounted for in the General Fund. Included in this category are special taxes and user charges earmarked for specific purposes, the majority of institutional revenues and revenues from the sale of property and commodities, and receipts from the federal government.

   Approximately 50 percent of the nongeneral revenues are accounted for by grants and donations from the federal government, motor vehicle taxes and institutional revenues. Institutional revenues consist primarily of fees and charges collected by institutions of higher education, medical and mental hospitals and correctional institutions. Motor vehicle related taxes include the motor vehicle fuel tax, motor vehicle sales and use tax, oil excise tax, driver's license fee, title registration fee, motor vehicle registration fee and other miscellaneous revenues.

   Debt. The Constitution of Virginia, in Section 9 of Article X, provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and
(c) provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections subject to appropriations by the General Assembly. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Certain authorities and institutions of the Commonwealth may also issue debt.

   Section 9(a) of Article X provides that the General Assembly may contract general obligation debt: (1) to meet certain types of emergencies, (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth and (3) to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to Section 9(a)(2) shall not exceed 30 percent of an amount equal to
1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

   Section 9(b) of Article X provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of the members elected to each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years ("9(b) Debt Limit"). Thus, the amount of such debt that can be issued is the 9(b) Debt Limit less the total amount of such debt outstanding ("Debt Margin"). An additional 9(b) debt authorization restriction is calculated in order to determine the amount of such debt that the General Assembly may authorize for the current fiscal year. The additional borrowing authorization restriction is limited to 25% of the 9(b) Debt Limit less 9(b) debt authorized in the current and prior three fiscal years.

   The phrase "taxes on income and retail sales" is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax.

   Section 9(c) of Article X provides that the General Assembly may authorize the creation of general obligation debt for revenue producing capital projects for executive branch agencies and institutions of higher learning. Such debt is required to be authorized by an affirmative vote of two-thirds of the members elected to each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

   The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years ("9(c) Debt Limit"). While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

   When the Commonwealth issues bonds to refund outstanding bonds issued pursuant to Section 9(b) or 9(c) of Article X of the Constitution, the refunded bonds are considered paid for purposes of the constitutional limitations upon debt incurrence and issuance and the refunding bonds are counted in the computations of such limitations. Section 9(a)(3) provides that in the case of the refunding of debt incurred in accordance with Section 9(c) of Article X, the debt evidenced by the refunding bonds will be counted against the 9(c) Debt Limit unless the Governor does not provide the net revenue sufficiency certification, in which case the debt evidenced by the refunding bonds will be counted against the 9(b) Debt Limit.

   Tax-supported debt of the Commonwealth includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues.

   Outstanding Section 9(b) debt includes the unamortized portion of (a) $613 million and $50.4 million of general obligation bonds authorized and approved by the voters in November 1992 and November 2002, respectively, and (b) refunding bonds issued in (i) 1996, 1998 and 2002 to refund certain 9(b) bonds issued in 1993, 1994 and 1996 (ii) 1993 to refund certain 9(c) transportation bonds issued in 1988, and (iii) 2003 to refund certain of the refunding bonds issued in 1993 to refund certain 9(c) transportation bonds issued in 1988. Outstanding Section 9(c) debt includes various series of Higher Educational Institutions Bonds (including refunding bonds) issued from 1979 to 2003, six series of Transportation Facilities Bonds (including refunding bonds) issued from 1989 to 2003 and three series of Parking Facilities Bonds (including refunding bonds) issued in 1996, 2002 and 2003. Outstanding general obligation debt does not include 9(b) and 9(c) refunded bonds for which funds have been deposited in irrevocable escrow accounts in amounts sufficient to meet all required future debt service (advance refunded bonds).

   Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation.

   There are currently outstanding various types of 9(d) revenue bonds issued by authorities, political subdivisions and agencies for which the Commonwealth's full faith and credit is not pledged. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects.

   The debt repayments of the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, The Innovative Technology Authority, the Virginia Biotechnology Research Park Authority and several other long-term capital leases have been supported all or in large part by General Fund appropriations. Together, payments to these authorities for debt service totaled approximately $197.4 million in fiscal year 2003.

   The Commonwealth Transportation Board ("CTB") has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board for the purpose of increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports.

   The Virginia Port Authority ("VPA") has issued bonds in the amount of $279.4 million which are payable from income of a portion of the Transportation Trust Fund. In April 1998, the VPA issued $71.0 million of refunding bonds to refund the aggregate outstanding balance of its Series 1988 bonds in the amount of $75.7 million. The fund balance of the Commonwealth Transportation Fund administered by the Transportation Board at June 30, 2003 was $1,251.6 million.

   Debt Management. The Debt Capacity Advisory Committee (the "Committee") is charged by statute with annually estimating the amount of tax-supported debt, which may prudently be authorized, consistent with the financial goals, capital needs and policies of the Commonwealth. Such estimate is provided to the Governor and General Assembly. The Committee is also required to review annually the amount and condition of bonds, notes and other security obligations of the Commonwealth's agencies, institutions, boards and authorities which are either secured by a moral obligation pledge to replenish reserve fund deficiencies or for which the Commonwealth has a contingent or limited liability. The Committee also provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

   The Committee also reviews the amounts and provisions of bonds, notes and other security obligations of the Commonwealth's agencies, institutions, boards and authorities which are neither tax-supported debt or obligations secured by a moral obligation pledge to replenish reserve fund deficiencies. The Committee may recommend limits, when appropriate, on these other obligations.

   The Department of Planning and Budget has prepared a Six-Year Capital Outlay Plan (the "Plan") for the Commonwealth. The Plan lists proposed capital projects, and it recommends how the proposed projects should be financed. More specifically, the Plan distinguishes between immediate demands and longer-term needs, assesses the state's ability to meet its highest priority needs, and outlines an approach for addressing priorities in terms of costs, benefits and financing mechanisms. The 2002 General Assembly set out new requirements for the funding of capital projects at a level not less than 2 percent of the General Fund revenues for the biennium, and the portion of that amount that may be recommended for bonded indebtedness.

   The total debt of the Commonwealth, as of June 30, 2004, was $18.1 billion. Of that amount, $5.1 billion (28 percent) was tax-supported debt. Debt is considered tax supported if State tax revenues are used or pledged for debt service payments. This includes all debt issued pursuant to Article X, Sections 9(a), 9(b) and 9(c) of the Constitution of Virginia, as well as selected Section 9(d) debt issues and other long-term obligations.

   Outstanding general obligation debt backed by the full faith and credit of the Commonwealth totaled $834.8 million at June 30, 2004. Included is Section 9(b) debt totaling $378.8 million for Public Facilities, and $35.3 million for Transportation Facilities.

   In 2002, Virginia voters approved two general obligation bond referenda authorizing $1,014.5 million in new capital projects for educational and park and recreational facilities of the Commonwealth. Of the amount authorized, $50.4 million was issued in June 2003. No additional 9(b) debt was issued during fiscal year 2004. Principal and interest payments on Public Facilities Section 9(b) debt were less than one-half of one percent of total General Fund expenditures in fiscal year 2004.

   The balance of general obligation debt of $420.7 million, also backed by the full faith and credit of the Commonwealth, consisted of Section 9(c) bonds. Revenue-producing capital projects, primarily auxiliary enterprises of colleges and universities and transportation toll facilities, service these bond payments. Holders of Section 9(c) bonds have a legal claim to general tax revenues of the Commonwealth should revenues prove to be insufficient to meet principal and interest payments. Such claims on general tax revenue have not been made.

   The remaining $4.3 billion in tax-supported debt is made up of selected
Section 9(d) bonded debt and other long-term obligations. Tax-supported Section 9(d) debt totaling $2.6 billion includes transportation debt, as well as the Virginia Port Authority, Virginia Public Building Authority, Innovative Technology Authority, Virginia Biotechnology Research Park Authority, and certain Virginia College Building Authority bonds payable.

   Other tax-supported long-term obligations include capital leases, certain appropriation supported bonds, installment purchases, notes payable, pension liability, IDA obligations, Virginia Public Broadcasting Board Notes, and compensated absences.

   None of the remaining debt of the Commonwealth, which totals $13 billion, is supported by tax revenues. The Commonwealth has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, the Commonwealth has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. At June 30, 2004, $1.7 billion, or 13 percent, of debt not supported by taxes was considered moral obligation debt.

   Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

   Tobacco Settlement. The Commonwealth is a party to the national tobacco settlement (the "Settlement") between leading United States tobacco product manufacturers, 45 other states, the District of Columbia and 5 territories. The Settlement provides that tobacco companies pay a total of $206 billion to the participating states by the year 2025; significantly curb their advertising; and disband industry trade groups. The Commonwealth's share of the total amount to be paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies made five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies make "annual payments" beginning on April 15, 2000. Such payments will be paid annually into perpetuity and will be adjusted annually based on inflation and volume adjustments as determined by future sales of cigarettes. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states' contribution toward resolving the Settlement. The "strategic contribution payments" will be made in equal installments over a 10-year period beginning in 2008.

   Of the total Settlement, $1.5 billion is dedicated to finance a national public education fund for tobacco control and $250 million is set aside for a foundation dedicated to reducing teen smoking. To ensure the industry complies with the agreement, the Settlement would be enforceable through consent decrees, which could be entered in each state court. In addition, the industry will pay $50 million to be used to assist states in enforcing and implementing the agreement and to investigate potential violations of state tobacco laws. States will also be reimbursed for costs, expenses, and attorney fees incurred as a result of the Settlement.

   Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence.

   The Commonwealth also provides employee health, errors and omissions liability, commuter rail liability, and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are reported in the Enterprise Funds.

   Ratings. As of September 2005, outstanding general obligation bonds of the State of Virginia are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Virginia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Virginia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Virginia IM-IT to pay interest on or principal of such bonds.

   The Virginia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

                           WEST VIRGINIA RISK FACTORS

   General. The State of West Virginia provides a full range of services including: education, social and health services, transportation, public safety, conservation of natural resources, and economic development. In addition to general government activities, this report includes various discretely presented component units which are financially accountable to the State, or for which the nature and significance of their relationship with the state are such that their exclusion would cause this report to be misleading or incomplete. The criteria used to determine financial accountability of a particular entity are the appointment by a state official of a voting majority of the entity's governing body and (1) the ability of the State to impose its will on that entity or (2) the potential for the entity to provide specific financial benefits to or impose specific financial burdens on the State.

   Budgetary control is maintained through legislative appropriations and the Executive Branch quarterly allotment process. Agencies submit budgetary requests to the State Budget Office. The State Budget Office compiles the Executive Budget on behalf of the Governor who submits it to the Legislature. After the approval of the budget, the State Budget Office maintains control over the spending patterns of the State at the activity level and by use of the quarterly allotments. The State Auditor exercises control over spending at the annual appropriation level. All appropriations, except funds which are reappropriated, expire 31 days after fiscal year-end. The Department of Administration's Finance Division has completed a project to provide additional information related to budget priorities and goals, including acknowledgment of significant accomplishments of various agency programs.

   Economic Conditions and Outlook. West Virginia's economy stabilized during the first half of 2004. Long-term growth depends in part on the national economy. The State's economy is dominated by service industries while the goods producing sector, which includes manufacturing, construction, and mining, represents 16% of all employment. The following chart depicts employment by industry at June 30, 2004. West Virginia's total job loss from March 2001, the beginning of the national recession, to March 2004 hit 15,000, which translates into a percentage loss of (.7 %) per year. This was similar to the national rate of job loss during the period, (.5%) per year. West Virginia job growth is expected to rebound during the last half of 2004, as it is nationally. However, it is expected to take until 2006 for the State to regain its 2000 employment level. WestVirginia's seasonally adjusted unemployment rate dropped to 5.2% in May 2004, after peaking at 6.2% during most of 2003. The State rate has remained near the national rate during the last three years. West Virginia's real personal income remains well below the national average, but even on an inflation-adjusted basis, the State continues to gradually improve its standard of living. The State's real per capita personal income has gradually risen since the mid 1980's. As of 2003, West Virginia's per capita personal income was $23,158 (before adjusting for inflation), which was 24.9% below the national level of $30,832. However, the State has made progress during the last two years in closing the gap with the national economy. The gap is now at its lowest level since 1995.

   Government-wide: The assets of the primary government exceeded its liabilities at the close of the fiscal year by $4.4 billion (reported as "net assets"). Governmental activities reported $6.6 billion in net assets (a $446 million increase, up 7.2% from last year), while the business-type activities reported a deficit of $2.2 billion, a decrease of $236 million in the deficit.

   Fund Level: For fiscal year 2004, the governmental funds reported a combined ending fund balance of $2.1 billion, an increase of $324 million, or 18.4%, in comparison with the prior year. At the end of June 30, 2004, the unreserved fund balance for the general fund was $294 million, or 4.6%, of total general fund expenditures.

   Long-Term Obligations: The net increase in the State's long-term governmental obligations was $182 million. This increase includes bond and lease principal payments of $80 million, offset by new revenue bonds and capital leases of $311 million. Significant changes in the obligation included increases in compensated absences of $24 million and the net pension obligation of $26 million. These increases were offset by a decrease in the environmental liabilities of $125 million, primarily due to a current year change in the estimated abandoned oil and gas well liability,

   Net Assets: The largest component of the State's net assets is the amount invested in capital assets (e.g., land, buildings, equipment, infrastructure, and others), less any related debt outstanding needed to acquire or construct the assets. Capital assets are used to provide services to citizens; therefore, they are not available for future spending or to pay off their related liabilities. As of June 30, 2004, unrestricted net assets are in a deficit position of $3.6 billion. This deficit is the result of, among other things, the unfunded Workers' Compensation, Board of Risk and Insurance Management, and Prepaid Tuition obligations, increased Medicaid expenses, substantial unfunded long-term liabilities related to environmental programs, net pension obligations, and revenue bonds issued to fund local school construction and economic development grants which exceed currently available resources. Restricted net assets comprise 40% of total net assets and are subject to constitutional, legal, or external constraints on how they can be used. Net assets that are restricted include funds for construction projects, debt service, lending activities, and medical and health care programs of the State.

   At the end of the current fiscal year, the State's governmental funds reported an ending fund balance of $2.1 billion, an increase of $324 million in comparison with the prior year. Of this amount, $25 million related to the nonmajor funds, including the Tobacco Settlement Medical Trust Fund which increased $46 million and the Capital Projects Funds which decreased $56 million, primarily due to capital outlay for construction of buildings and roads, and the Debt Service Funds increased by $35 million due to transfers in and bond proceeds in the Economic Development Project Fund. Approximately 30% of the total fund balance is unreserved and available for spending in the coming year.

   The remainder of the fund balance is reserved, indicating it is not available for spending because it has been committed to pay debt service ($132 million); to fund capital projects ($137 million); to be held in permanent funds for education and tobacco related health services ($188 million); or for a variety of other specific purposes ($868 million). The general fund is the chief operating fund of the State. At the end of the current fiscal year, the unreserved fund balance of the general fund was $294 million, while total fund balance reached $824 million. As a measure of the general fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 4.6% of total general expenditures, while total fund balance represents 12.9% of the same amount. Beginning in 2004, business franchise tax has been combined into the corporate net income tax line item in the financial statements. The Department of Health and Human Services' expenditures increased approximately $373 million over the prior year, primarily due to increased costs associated with the Medicaid program.

   Transportation had an unreserved fund balance of $174 million, up 13% from the prior year. The reserved balance of $31 million is primarily for inventory. Transportation revenues were up $7 million primarily due to cost containment measures (expenditures down $14 million) which offset the lower than anticipated tax revenues and the impact of a severe winter. The West Virginia Infrastructure and Jobs Development Council's total fund balance increased $81 million and the unreserved fund balance decreased $8 million. The reserved fund balance, $440 million (up by $89 million), is money committed but not distributed to entities for loans/grants and loans receivable ($269 million) which are not available for appropriation. The decrease of $1.8 million in revenues is due to lower investment earnings. Expenditures increased by $4 million.

   Proprietary Funds. The State's proprietary funds provide the same type of information found in the governmentwide financial statements, but in more detail. Proprietary funds are comprised of enterprise and internal service funds. Enterprise funds are used when services the State provides are charged to external customers. Internal service funds are used when services are provided to other state agencies. The four major enterprise funds include the West Virginia Lottery, Water Pollution, Workers' Compensation Funds, and Employment Security. Beginning in fiscal year 2004, the Public Employees' Insurance Agency and the Board of Risk and Insurance Management have been presented in the major proprietary fund statements due to their importance to management. Other nonmajor enterprise funds had an increase in net assets of $6.8 million. This increase was primarily due to the West Virginia Prepaid College Plan's interest earnings improvement, reducing its net assets deficit by $1.7 million and the Drinking Water Treatment Revolving Fund receiving $4.5 million from the EPA to fund water treatment facilities. Other factors concerning the finances of the enterprise funds have already been addressed in the discussion of business-type activities.

   Budgetary Highlights. The expenditures of the final amended budget were increased by approximately $7 million. Revenue estimates were unchanged. Higher Education's budgeted expenditures were reduced by $25 million. Medicaid funding for the medical schools was transferred to Health and Human Resources' expenditures. An additional $7 million allocated to Health and Human Resources was due to a change in the State Medicaid plan which increased the payment level to providers. A positive variance between the budgeted revenues and actual results arose from increases in severance ($35 million), corporate income/business franchise ($14 million), and other taxes ($20 million). These increases were partially offset by a decrease in personal income taxes ($22 million). Actual expenditures were $118 million below final budgeted amounts. The most significant positive variances of $12 million, $51 million, and $14 million occurred in the Commerce, Health and Human Resources, and Military Affairs and Pubic Safety functions. Every function had a positive variance due to budget cuts mandated by the Governor. The positive variance between the excess of revenues over expenditures was approximately $159 million, $118 million from reduced spending and $41 million from increased revenue.

   Long-Term Debt: At year-end the State had $7.1 billion in bonds, capital leases, claims and judgments, compensated absences, pension obligations, and other long-term obligations outstanding.

   The State's general obligation debt must be authorized by constitutional amendment. A proposed amendment must be approved by two-thirds of both the Senate and the House of Delegates before it can be ratified or rejected by the voters. Once the amendment has voter approval, the Legislature must pass specific legislation authorizing the issuance of the general obligation debt. Revenue bonds are issued pursuant to specific statutory provisions enacted by the Legislature for the purpose of financing capital construction. Neither the West Virginia Constitution nor its statutes establish a general limit on any type of debt.

   Economic Factors and Next Year's Budget. The fiscal year 2005 budget was developed early in the year, with a 9% reduction from 2004. The reduction was due to a soft economy both nationally and locally and an anticipated decrease in lottery revenues due to actions related to surrounding states. Some additional funding for critical areas such as the State retirement systems, public employees insurance, and the operation of several new correctional and juvenile facilities was included. As the fiscal year progressed, the economy proved to be somewhat better than originally projected. This was due to higher energy prices reflected in Severance Tax collections, better than expected Corporation Net Income/Business Franchise Taxes, and greater than anticipated employment growth resulting in stronger Personal Income Tax collections. By January 2005, the overall revenue outlook for the year was brighter. The Legislature approved a balanced budget for fiscal 2005, with general fund appropriations of $3.078 billion, up $37 million from the final 2004 budget. This revenue increase projected economic growth at 1.2% above the fiscal year 2004 base.

   Proposed tax increases on cigarettes and smokeless tobacco, new sales on all-terrain vehicles, and a onetime amnesty program were expected to offset the projected 5% decrease in lottery revenue. Implementation of a 9% reduction in the agencies' base budget was also used to balance the budget. The outlook for the State of West Virginia depends in part on the future performance of the national and international economies. Many of the goods and services produced in the State are actually consumed by firms and households located beyond the State's borders. This holds true for many of the State's commodity producers (like coal, chemicals, and steel) and also for many of the State's service-providing sectors (like tourism and call center activity). Accordingly, West Virginia's future economic performance depends in part on the future performance of our major trading partners outside the State's borders and around the world

   With the job market down compared to early 2001 levels, and the State's population roughly stable, the seasonally-adjusted unemployment rate has decreased slightly from 5.6% in 2003, to the same as the national average of 5.4%. Even though the State has posted net job losses since March 2001, growth in inflation-adjusted personal income has been steady. The expected lottery decreases have not come to fruition at this point. Lottery revenues are still increasing, but the Governor and the Legislature refuse to commit these uncertain future revenues to any long-term projects, since the surrounding states are working to pass legislation for state lotteries. Despite the tough State and national economic conditions, the leadership of West Virginia State government has continually shown a willingness to make the necessary budget decisions while maintaining funding levels for its essential programs and services.

   Ratings. As of September 2005, all outstanding general obligation bonds of the State of West Virginia are rated AA- by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local West Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of West Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the West Virginia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the West Virginia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the West Virginia IM-IT to pay interest on or principal of such bonds.

   The West Virginia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of West Virginia municipal obligations (the "West Virginia Municipal Obligations"). These include the possible adverse effects of certain West Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in West Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in West Virginia or contained in Official Statements for various West Virginia Municipal Obligations.

                      Contents of Post-Effective Amendment
                            to Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

          The Consent of Independent Registered Public Accounting Firm

                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust, 238th Insured Multi-Series, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of January, 2006.

                     Insured Municipals Income Trust, 238th Insured Multi-Series
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)

                                                             By: John F. Tierney
                                                              Executive Director
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on January 24, 2006 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Michael P. Kiley                    Managing Director                         )

Edward C. Wood, III                 Managing Director                         )


                                                             /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 482 (File No. 333-120865) dated January 27, 2005 and the same hereby is incorporated herein by reference.